As filed with the Securities and Exchange Commission on September 29, 1998
                                        Registration Nos. 33-66712,  811-7932

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933     [X]
                        Post-Effective Amendment No. 17
                                      and
                            REGISTRATION STATEMENT
                   UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                               Amendment No. 19

       LINDNER DIVIDEND FUND, LINDNER GROWTH FUND, LINDNER UTILITY FUND,
         LINDNER BULWARK FUND, LINDNER/RYBACK SMALL-CAP FUND, LINDNER
               INTERNATIONAL FUND, LINDNER HIGH-YIELD BOND FUND
                   and LINDNER GOVERNMENT MONEY MARKET FUND,
                               each a Series of
                              LINDNER INVESTMENTS
              (Exact Name of Registrant as Specified in Charter)

                          7711 Carondelet, Suite 700
                           St. Louis, Missouri 63105
                    (Address of Principal Executive Office)

                                (314) 727-5305
             (Registrant's Telephone Number, Including Area Code)

                      Brian L. Blomquist, Vice President
                         Ryback Management Corporation
                          7711 Carondelet, Suite 700
                           St. Louis, Missouri 63105
                    (Name and Address of Agent for Service)

                                   Copy to:
                              Paul R. Rentenbach
                              Dykema Gossett PLLC
                            400 Renaissance Center
                            Detroit, Michigan 48243
                                 313-568-6973
                               FAX: 313-568-6915

It is proposed that this filing will become effective (check appropriate box):
         [ ]     60 days after filing pursuant to Rule 485(a)(1), or
         [ ]     On               , 199  , pursuant to Rule 485(a)(1), or
         [ ]     75 days after filing pursuant to Rule 485(a)(2), or
         [ ]     On               , 199  , pursuant to Rule 485(a)(2).
         [ ]     Immediately upon filing pursuant to Rule 485(b), or
         [X]     On September 30, 1998, pursuant to Rule 485(b)
If appropriate, check this box:
         [ ]     This post-effective amendment designates a new effective
                 date for a previously-filed post-effective amendment.

                             CROSS REFERENCE SHEET

Form N-1A Part A Item            Location in Prospectus
---------------------            ----------------------
Item 1 Cover Page                Cover Page
Item 2 Synopsis                  Summary Information; Fund Expenses
Item 3 Condensed Financial
       Information               Financial Highlights; Fund Expenses;
                                 Performance
Item 4 General Description of
       Registrant                Lindner Investments; Investment Objectives
                                 and Policies; Other Investment Practices;
                                 Risk Factors
Item 5  Management of the Fund   Management of the Trust
Item 5a Management's Discussion
        of Fund Performance      Performance
Item 6  Capital Stock and Other
        Securities               Dividends, Distributions and Taxes;
                                 Purchase of Shares and Shareholder
                                 Inquiries; Redemption of Shares; Other
                                 Information
Item 7  Purchase of Securities
        Being Offered            Purchase of Shares and Shareholder
                                 Inquiries; Pricing of Shares for
                                 Redemption; Distribution and Service
                                 Plan; Automatic Investment Plan; Systematic
                                 Withdrawal Plan; Individual Retirement
                                 Accounts
Item 8 Redemption or Repurchase  Redemption of Shares; Systematic Withdrawal
                                 Plan
Item 9 Pending Legal Proceedings Not Applicable

                                 Location in Statement of
Form N-1A Part B Item            Additional Information
---------------------            ----------------------
Item 10 Cover Page               Cover Page
Item 11 Table of Contents        Table of Contents
Item 12 General Information
        and History              Not Applicable
Item 13 Investment Objectives
        and Policies             Investment Objectives, Policies and
                                 Restrictions
Item 14 Management of the Fund   Management of the Trust
Item 15 Control Persons and
        Principal Holders of
        Securities               Control Persons and Principal Holders of
                                 Securities
Item 16 Investment Advisory and
        Other Services           Investment Advisory and Other Services
Item 17 Brokerage Allocation
        and Other Practices      Brokerage Allocation
Item 18 Capital Stock and Other
        Securities               Not Applicable
Item 19 Purchase, Redemption and
        Pricing of Securities
        Being Offered            Purchase, Redemption and Pricing of
                                 Securities
Item 20 Tax Status               Not Applicable
Item 21 Underwriters             Not Applicable
Item 22 Calculation of Perfor-
        mance Data               Additional Performance Information
Item 23 Financial Statements     Financial Statements

Form N-1A Part C
----------------
Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

                              LINDNER INVESTMENTS:

                     Institutional and Investor Shares of
         LINDNER DIVIDEND FUND      LINDNER BULWARK FUND
         LINDNER GROWTH FUND        LINDNER/RYBACK SMALL-CAP FUND
         LINDNER UTILITY FUND       LINDNER INTERNATIONAL FUND
                         LINDNER HIGH-YIELD BOND FUND
                                      and
                              Investor Shares of
                      LINDNER GOVERNMENT MONEY MARKET FUND

   Lindner Investments (the "Trust") is a no-load, open-end management investment company presently consisting of eight separate investment portfolios (the "Funds"): four series whose primary investment objective is current income-- Lindner Dividend Fund, Lindner Utility Fund, Lindner High-Yield Bond Fund and Lindner Government Money Market Fund, and four series whose primary investment objective is capital appreciation--Lindner Growth Fund, Lindner Bulwark Fund, Lindner/Ryback Small-Cap Fund and Lindner International Fund. See "Investment Objectives and Policies" and "Other Investment Practices," for more detailed information. Each Fund represents a separate investment portfolio with its own investment policies and objectives.

   CERTAIN FUNDS MAY INVEST IN HIGH-YIELD, HIGH-RISK, LOW-GRADED DEBT SECURITIES COMMONLY REFERRED TO AS "JUNK BONDS" (UP TO 100% OF ASSETS IN THE CASE OF THE HIGH-YIELD BOND FUND; UP TO 35% OF ASSETS IN THE CASE OF THE DIVIDEND, UTILITY AND BULWARK FUNDS; UP TO 20% OF ASSETS IN THE CASE OF THE SMALL-CAP AND INTERNATIONAL FUNDS; AND UP TO 10% OF ASSETS IN THE CASE OF THE GROWTH FUND). THE GROWTH FUND, BULWARK FUND AND HIGH-YIELD BOND FUND MAY ALSO BORROW FOR INVESTMENT PURPOSES, WITHIN PRESCRIBED LIMITS. THE GOVERNMENT MONEY MARKET FUND SEEKS TO MAINTAIN A CONSTANT $1.00 PER SHARE NET ASSET VALUE, ALTHOUGH THIS CANNOT BE ASSURED. THERE IS NO ASSURANCE THAT ANY FUND'S OBJECTIVE WILL BE MET OR THAT THERE WILL BE NO LOSSES IN ANY GIVEN INVESTMENT. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY STAR BANK, N.A., NOR ARE THEY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL
AGENCY.

   This Prospectus explains concisely important information you should know before investing in any of the Funds. Please read it carefully and keep it for future reference. You can find more detailed information in the Trust's Statement of Additional Information ("SAI"), dated September 30,
1998. For a free copy of the SAI or other information call 1-800-995-7777. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally a part of this Prospectus).
The SEC maintains an Internet Website (http://www.sec.gov) that contains the SAI, materials incorporated by reference into this Prospectus and the SAI, and other information regarding companies that file electronically with the SEC.

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                     PROSPECTUS DATED SEPTEMBER 30, 1998

                               TABLE OF CONTENTS

SUMMARY INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
FUND EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
LINDNER INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . 11
OTHER INVESTMENT PRACTICES . . . . . . . . . . . . . . . . . . . . . . . . 19
RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . 30
EFFECT OF BANKING LAWS . . . . . . . . . . . . . . . . . . . . . . . . . . 34
DIVIDENDS, DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . 34
WITHHOLDING CERTIFICATION. . . . . . . . . . . . . . . . . . . . . . . . . 36
PURCHASE OF SHARES AND SHAREHOLDER INQUIRIES . . . . . . . . . . . . . . . 37
REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
EXCHANGING AN INVESTMENT FROM ONE FUND TO ANOTHER. . . . . . . . . . . . . 43
AUTOMATIC INVESTMENT PLAN. . . . . . . . . . . . . . . . . . . . . . . . . 44
PAYROLL DEDUCTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
SYSTEMATIC WITHDRAWAL PLAN . . . . . . . . . . . . . . . . . . . . . . . . 44
INDIVIDUAL RETIREMENT ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . 45
PRICING OF SHARES FOR PURCHASE OR REDEMPTION . . . . . . . . . . . . . . . 45
DISTRIBUTION AND SERVICE PLAN. . . . . . . . . . . . . . . . . . . . . . . 47
PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
COUNSEL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
APPENDIX--DESCRIPTION OF BOND RATINGS. . . . . . . . . . . . . . . . . . . 54


                             SUMMARY INFORMATION

Income Funds

LINDNER DIVIDEND FUND is a diversified fund whose investment objective is to produce current income through investments in common stocks, convertible and non-convertible preferred stocks, corporate bonds and debt securities issued or guaranteed by the United States that provide a yield higher than that paid on either the Standard & Poor's 500 Stock Composite Index (the "S&P 500 Index") or on passbook savings accounts. Capital appreciation is a secondary objective of the Dividend Fund.

LINDNER UTILITY FUND is a diversified fund whose investment objective is to produce current income through investments in securities of domestic and foreign public utility companies. Capital appreciation is a secondary objective of the Utility Fund.

   LINDNER HIGH-YIELD BOND FUND is a diversified fund whose investment objective is to produce maximum current income through investments in high-yield, high-risk, medium and lower quality corporate bonds and notes, commonly referred to as "junk bonds." These securities are considered to be subject to greater price volatility due to market risks than higher-rated bonds and notes.

LINDNER GOVERNMENT MONEY MARKET FUND is a fund whose investment objective is to produce current income consistent with the preservation of capital and liquidity. In furtherance of this objective, the Money Market Fund will invest exclusively in United States dollar dominated securities issued or guaranteed by the United States Government, its agencies and instrumentalities, and in repurchase agreements secured by such securities. These include issues of the United

States Treasury, such as bills, notes, bonds, and issues of agencies and instrumentalities of the U.S. Government which are established under the authority of an Act of Congress.

Growth Funds

LINDNER GROWTH FUND is a diversified fund whose investment objective is long term capital appreciation through investments in common stocks or securities convertible into common stocks. The production of current income is a secondary objective of the Growth Fund.

LINDNER BULWARK FUND is a non-diversified fund whose investment objective is capital appreciation through investments in undervalued securities and precious metal investments that are believed to have demonstrated a record of capital preservation during periods of economic distress. The Bulwark Fund will select investments which have historically maintained their value when fixed income and equity markets are generally declining. The production of current income is a secondary objective of the Bulwark Fund.

LINDNER/RYBACK SMALL-CAP FUND is a diversified fund whose investment objective is capital appreciation. The production of current income is a secondary objective of the Small-Cap Fund. In furtherance of these objectives, the Small-Cap Fund will invest substantially all its assets in common stocks or securities convertible into common stocks, and will invest at least 65% of its total assets in companies with a market capitalization of not more than $750 million.

LINDNER INTERNATIONAL FUND is a diversified fund whose investment objective is capital appreciation through investments in common stocks and securities convertible into or exchangeable for common stocks of companies that are organized and have their principal business activities and interests outside the United States. The International Fund will ordinarily invest at least 65% of its total assets in such securities, and intends to be widely diversified across securities of many corporations located in three or more foreign countries. The production of current income is a secondary objective of the International Fund.

                                 FUND EXPENSES

Lindner Investments (the "Trust") will offer Investor Shares in the Funds on a no-load basis, without any front-end or back-end sales commission, without any 12b-1 plan charges, although a 2% redemption fee is payable if shares are redeemed within 60 days after purchase for all Funds other than the Government Money Market Fund. The Trust will offer Institutional Shares in all Funds (other than the Government Money Market Fund) to broker-dealers, banks, retirement plan sponsors, other financial intermediaries and financial planners also on a no-load basis, without any front-end or back-end sales commission, but Institutional Shares will pay a distribution and service fee, pursuant to a Distribution and Service Plan adopted pursuant to Rule 12b-1, in an amount not to exceed 0.25% of the average daily net assets of the Institutional Shares outstanding from time to time, and the 2% redemption fee described above.

                       Shareholder Transaction Expenses
                 (applicable to each series of shares offered)

Maximum sales load imposed on purchases                               NONE
Maximum sales load imposed on reinvested dividends                    NONE
Deferred sales load                                                   NONE
   Redemption fee (as a percentage of redemption proceeds, payable only if shares are redeemed within 60 days of purchase--see
   "Redemption of Shares")*                                           2%


Exchange fee                                                          NONE
Wire transfer fee (per requested transaction, subject to change based upon charges incurred or levied by the Funds' Custodian for outgoing wires) (see "Purchase of Shares and Shareholder
Inquiries" and "Redemption of Shares")                                 $10
-------


   * The Government Money Market Fund does not charge this redemption fee

ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets):

                                                                    Total
                                Management   12b-1      Other     Operating
                                   Fees      Fees     Expenses(1)  Expenses
                                ----------   -----    --------    ---------
Lindner Dividend Fund:
  Investor Shares                  0.51%      None      0.10%       0.61%
  Institutional Shares             0.51%      0.25%     0.10%       0.86%
Lindner Growth Fund
  Investor Shares                  0.33%      None      0.11%       0.44%
  Institutional Shares             0.33%      0.25%     0.11%       0.69%
Lindner Utility Fund
  Investor Shares                  0.70%      None      0.21%       0.91%
  Institutional Shares             0.70%      0.25%     0.21%       1.16%
Lindner Bulwark Fund
  Investor Shares                  0.67%      None      0.56%       1.23%
  Institutional Shares             0.67%      0.25%     0.56%       1.48%
Lindner/Ryback Small-Cap Fund
  Investor Shares                  0.70%      None      0.17%       0.87%
  Institutional Shares             0.70%      0.25%     0.17%       1.12%
Lindner International Fund
  Investor Shares                  1.00%      None      1.25%       2.25%
  Institutional Shares             1.00%      0.25%     1.25%       2.50%
Lindner High-Yield Bond Fund(2)
  Investor Shares                  0.64%      None      0.61%       1.25%
  Institutional Shares             0.64%      0.25%     0.61%       1.50%
Lindner Government Money Market Fund
  Investor Shares (3)              0.15%      None      0.28%       0.43%
------------
   (1)  Other Expenses include an administration fee of 0.20% of average daily net assets of the Government Money
Market Fund and the High-Yield Bond Fund, payable to Ryback Management as administrator.
(2)  Annualized since the commencement of operations on April 13, 1998.  Ryback Management Corporation ("Ryback
Management" or the "Adviser") has voluntarily agreed to waive a portion of its management fee through June 30, 1999, to assure that Total Operating Expenses do not exceed 1.25% for Investor Shares and 1.50% for Institutional Shares.
Absent such waiver, the Management fee would have been 0.80% and Total Operating Expenses would have been 1.41% for
Investor Shares and 1.66% for Institutional Shares.  Ryback Management can terminate this fee waiver at any time, in its sole discretion, after June 30, 1999.
(3)  Ryback Management has voluntarily agreed to waive a portion of its administrative fee to the extent necessary to maintain the Government Money Market Fund's annual Total Operating Expenses at not more than 0.50% of average net assets during the fiscal year.  For the fiscal year ended June 30, 1998, no waiver was required.  Ryback Management can terminate this fee waiver at any time, in its sole discretion.

EXPENSE EXAMPLES

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:
                                  1 year     3 years     5 years     10 years
                                  ------     -------     -------     --------
Lindner Dividend Fund
        Investor Shares             $ 6         $20        $34         $ 76
        Institutional Shares        $ 9         $27        $48         $106
Lindner Growth Fund
        Investor Shares             $ 5         $14        $25         $ 55
        Institutional Shares        $ 7         $22        $38         $ 86
Lindner Utility Fund
        Investor Shares             $ 9         $29        $50         $112
        Institutional Shares        $12         $37        $64         $141
Lindner Bulwark Fund
        Investor Shares             $13         $39        $68         $149
        Institutional Shares        $15         $47        $81         $177
Lindner/Ryback Small-Cap Fund
        Investor Shares             $ 9         $28        $48         $107
        Institutional Shares        $11         $36        $62         $136

Lindner International Fund
        Investor Shares             $23         $70        $120         $258
        Institutional Shares        $25         $78        $133         $284
Lindner High-Yield Bond Fund
        Investor Shares             $13         $40         $69         $151
        Institutional Shares        $15         $47         $82         $179
Lindner Government Money Market Fund
        Investor Shares              $4         $14        $ 24         $ 54

The purpose of the above table is to assist investors in understanding the various costs and expenses that an investor in each Fund will bear, directly or indirectly. For a more complete discussion of the expenses connected with an investment in each Fund and the services provided to the Funds, see "Management of the

Trust." THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF THE PAST OR FUTURE PERFORMANCE OR EXPENSES OF ANY FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

The information contained in the tables below for the Investor Shares and Institutional Shares of all Funds for the period ended June 30, 1998, has been extracted from financial statements audited by Deloitte & Touche LLP, independent auditors, whose unqualified reports appear in the Lindner Investments Annual Report to Shareholders for the period ended June 30, 1998. This information should be read in conjunction with each Fund's audited financial statements, and the notes relating thereto, appearing in such Annual Reports, which reports are incorporated by reference into the SAI. Copies of such Annual Reports may be obtained upon request.

                               (For an Investor Share Outstanding Throughout the Period)
                                      INCOME (LOSS) FROM
                                    INVESTMENT OPERATIONS                     DISTRIBUTIONS
                            ------------------------------------- ---------------------------------------
                                        Net Realized                          Distributions
                                        and                                   from Net
                Net Asset               Unrealized    Total       Dividends   Realized                     Net Asset
                Value,      Net         Gains         from        from Net    Gains from                   Value,
                Beginning   Investment  (Losses) on   Investment  Investment  Investment    Total          End of
                of Period   Income      Investments   Operations  Income      Transactions  Distributions  Period
                ---------   ----------  ------------  ----------  ----------  ------------  -------------  ---------
LINDNER GROWTH FUND <F1>
Year Ended June 30,
 1989           $17.74       $0.85         $1.94        $2.79       $0.69       $0.18          $0.87        $19.66
 1990           $19.66       $0.85         $0.66        $1.51       $0.91       $0.84          $1.75        $19.42
 1991           $19.42       $0.75        ($0.88)      ($0.13)      $0.86       $0.71          $1.57        $17.72
 1992           $17.72       $0.57         $2.47        $3.04       $0.66       $0.00          $0.66        $20.10
 1993           $20.10       $0.50         $2.40        $2.90       $0.53       $0.15          $0.68        $22.32
 1994           $22.32       $0.38         $0.71        $1.09       $0.46       $0.53          $0.99        $22.42
 1995           $22.42       $0.43         $2.66        $3.09       $0.34       $1.84          $2.18        $23.33
 1996           $23.33       $0.40         $4.47        $4.87       $0.47       $1.34          $1.81        $26.39
 1997           $26.39       $0.36         $2.72        $3.08       $0.39       $3.10          $3.49        $25.98
 1998           $25.98       $0.38        ($0.27)       $0.11       $0.34       $3.48          $3.82        $22.27

LINDNER DIVIDEND FUND <F2>
Year Ended February 28,
 1989           $21.19       $1.71         $1.65        $3.36       $1.32       $0.06          $1.38        $23.17
 1990           $23.17       $2.02        ($0.30)       $1.72       $2.19       $0.01          $2.20        $22.69
 1991           $22.69       $1.92        ($1.17)       $0.75       $1.86       $0.02          $1.88        $21.56
 1992           $21.56       $2.15         $2.55        $4.70       $1.99       $0.00          $1.99        $24.27
 1993           $24.27       $1.72         $2.98        $4.70       $1.86       $0.10          $1.96        $27.01
 1994           $27.01       $1.88         $1.06        $2.94       $1.74       $0.58          $2.32        $27.63
 1995           $27.63       $1.93        ($2.13)      ($0.20)      $1.90       $0.57          $2.47        $24.96
Year Ended June 30,
 1995           $24.96       $0.95         $1.05        $2.00       $0.96       $0.00          $0.96        $26.00
 1996           $26.00       $1.80         $2.29        $4.09       $1.79       $0.23          $2.02        $28.07
 1997           $28.07       $1.63         $0.70        $2.33       $1.68       $0.78          $2.46        $27.94
 1998           $27.94       $1.83         $2.02        $3.85       $1.71       $2.49          $4.20        $27.59

LINDNER UTILITY FUND
Year Ended June 30,
 1994 <F3>      $10.00       $0.05        ($0.01)       $0.04       $0.02       $0.00          $0.02        $10.02
 1995           $10.02       $0.39         $0.84        $1.23       $0.39       $0.09          $0.48        $10.77
 1996           $10.77       $0.35         $3.42        $3.77       $0.34       $0.00          $0.34        $14.20
 1997           $14.20       $0.39         $1.60        $1.99       $0.42       $0.02          $0.44        $15.75
 1998           $15.75       $0.37         $1.96        $2.33       $0.37       $0.93          $1.30        $16.78



LINDNER/RYBACK SMALL-CAP FUND
Year Ended June 30,
 1994 <F4>       $5.00       $0.01        ($0.22)      ($0.21)      $0.00       $0.00          $0.00        $ 4.79
 1995            $4.79      ($0.03)        $0.71        $0.68       $0.01       $0.00          $0.01        $ 5.46
 1996            $5.46       $0.00         $1.30        $1.30       $0.00       $0.61          $0.61        $ 6.15
 1997            $6.15       $0.04         $1.49        $1.53       $0.01       $0.00          $0.01        $ 7.67
 1998            $7.67       $0.09         $1.07        $1.16       $0.04       $0.30          $0.34        $ 8.49

LINDNER BULWARK FUND
Year Ended June 30,
 1994 <F5>       $7.00       $0.01         $0.16        $0.17       $0.00       $0.00          $0.00        $ 7.17
 1995            $7.17       $0.11        ($0.10)       $0.01       $0.05       $0.04          $0.09        $ 7.09
 1996            $7.09       $0.26         $1.32        $1.58       $0.31       $0.00          $0.31        $ 8.36
 1997            $8.36       $0.29        ($1.81)      ($1.52)      $0.14       $0.00          $0.14        $ 6.70
 1998            $6.70       $0.23        ($0.89)      ($0.66)      $0.39       $0.00          $0.39        $ 5.65

LINDNER INTERNATIONAL FUND
Year Ended June 30,
 1995 <F6>       $9.00       $0.07         $0.02        $0.09       $0.00       $0.00          $0.00        $ 9.09
 1996            $9.09      ($0.01)        $0.86        $0.85       $0.05       $0.00          $0.05        $ 9.89
 1997            $9.89      ($0.01)        $1.45        $1.44       $0.00       $0.14          $0.14        $11.19
 1998           $11.19      ($0.15)       ($2.11)      ($2.26)      $0.00       $0.22          $0.22        $ 8.71

LINDNER HIGH-YIELD BOND FUND
Year Ended June 30,
 1998 <F7>      $10.00       $0.13         $0.09        $0.22       $0.12       $0.00          $0.12        $10.10

LINDNER GOVERNMENT MONEY MARKET FUND
Year Ended June 30,
 1997            $1.00       $0.05         $0.00        $0.05       $0.05       $0.00          $0.05        $ 1.00
 1998 <F8>       $1.00       $0.05         $0.00        $0.05       $0.05       $0.00          $0.05        $ 1.00

                                                  RATIOS/SUPPLEMENTAL DATA
                                  ---------------------------------------------------
                                                  Ratio of Net                           Net
                                  Ratio of        Investment                             Assets,
                                  Expenses        Income to     Portfolio   Average      End of
                      Total       to Average      Average       Turnover    Commission   Period
                      Return<F9>  Net Assets<F10> Net Assets    Rate        Rate Paid    (in millions)
                      ----------  --------------- ------------  ---------   ----------   -------------
LINDNER GROWTH FUND <F1>
Year Ended June 30,
 1989                 16.51%          0.92%          4.93%       17.81%       --          $  535
 1990                  7.89%          0.74%          4.84%       19.24%       --          $  716
 1991                 -0.23%          0.83%          4.64%       12.96%       --          $  783
 1992                 17.58%          0.80%          3.05%       11.37%       --          $  978
 1993 <F11>           14.87%          0.80%          2.52%       18.71%       --          $1,278
 1994                  4.83%          0.65%          1.69%       37.92%       --          $1,528
 1995                 14.89%          0.54%          1.89%       24.94%       --          $1,446
 1996                 21.95%          0.63%          1.53%       39.49%     $0.0397       $1,446
 1997                 12.50%          0.44%          1.39%       36.39%     $0.0437       $1,495
 1998                  0.31%          0.44%          1.29%       44.43%     $0.0313       $1,003

LINDNER DIVIDEND FUND <F2>
Year Ended February 28,
 1989                 16.21%          0.97%          7.57%        2.30%       --             $97
 1990                  7.48%          0.87%          8.90%        5.47%       --            $142
 1991                  3.84%          0.87%          8.98%        3.36%       --            $163
 1992                 22.91%          0.80%          9.75%       24.01%       --            $266
 1993 <F11>           20.28%          0.74%          7.10%       13.50%       --          $1,016
 1994                 11.19%          0.64%          7.01%       43.20%       --          $1,532
 1995                 -0.44%          0.61%          7.76%       29.79%       --          $1,697
Year Ended June 30,
 1995                  8.12%          0.21%          2.43%       11.00%       --          $1,903
 1996                 16.14%          0.60%          6.62%       30.24%     $0.0508       $2,293
 1997                  8.75%          0.60%          5.74%       40.32%     $0.0443       $2,017
 1998                 14.75%          0.61%          6.29%       28.56%     $0.0479       $1,616

LINDNER UTILITY FUND
Year Ended June 30,
 1994 <F3>             0.39%          1.30%          0.76%       44.95%       --             $11
 1995                 12.51%          1.04%          3.02%      190.70%       --             $18
 1996                 35.39%          0.95%          2.87%       98.58%     $0.0422          $32
 1997                 14.29%          0.89%          2.81%       86.44%     $0.0376          $47
 1998                 15.53%          0.91%          2.21%       99.37%     $0.0490          $43

LINDNER/RYBACK SMALL-CAP FUND
Year Ended June 30,
 1994 <F4>            -4.20%          0.96%          0.52%        5.03%       --              $5
 1995                 14.32%          1.65%         -0.57%      158.62%       --              $8
 1996                 25.70%          1.22%         -0.04%      103.05%     $0.0560          $10
 1997                 24.96%          0.96%          0.46%       49.49%     $0.0496          $25
 1998                 15.24%          0.87%          1.13%       24.52%     $0.0548          $54

LINDNER BULWARK FUND
Year Ended June 30,
 1994 <F5>             2.43%          0.66%          0.26%        0.89%       --             $31
 1995                  0.10%          1.27%          2.45%      122.64%       --             $65
 1996                 23.44%          1.24%          2.45%      139.82%     $0.0320          $62
 1997                -18.43%          1.20%          3.86%      457.57%     $0.0314          $68
 1998                -10.08%          1.23%          1.66%      109.32%     $0.0330          $28

LINDNER INTERNATIONAL FUND
Year Ended June 30,
 1995 <F6>             1.00%          1.26%          1.02%        0.00%       --             $0.3
 1996                  9.41%          2.57%          0.05%       48.40%     $0.0293          $1.2
 1997                 14.76%          1.96%         -0.14%       37.79%     $0.9954          $4.7
 1998                -20.31%          2.25%         -1.14%       44.25%     $0.0108          $2.6

LINDNER HIGH-YIELD BOND FUND
Year Ended June 30,
 1998 <F7>             2.20%          0.76%          4.90%        5.97%     $0.060           $1.6

LINDNER GOVERNMENT MONEY MARKET FUND
Year Ended June 30,
 1997 <F8>             5.02%          0.43%          5.45%        n/a        n/a             $39
 1998                  5.21%          0.50%          5.08%        n/a        n/a             $43
--------------
<F1>     Historical performance information is for Lindner Fund, Inc. ("LGFI"), the predecessor of the Lindner Growth
         Fund series of the Trust.  The Lindner Growth Fund series of the Trust succeeded to all of the assets and liabilities of LGFI on June 30, 1995, pursuant to a reorganization approved by the shareholders of LGFI on
         June 29, 1995.
<F2>     Historical performance information is for Lindner Dividend Fund, Inc. ("LDI"), the predecessor of the
         Lindner Dividend Fund series of the Trust.  The Lindner Dividend Fund series of the Trust succeeded to all of the assets and liabilities of LDI on June 30, 1995, pursuant to a reorganization approved by the shareholders of LDI on June 29, 1995.
<F3>     Operations commenced on October 4, 1993.
<F4>     Operations commenced on February 11, 1994.
<F5>     Operations commenced on January 24, 1994.
<F6>     Operations commenced on January 1, 1995.
<F7>     Operations commenced on April 13, 1998.

<F8>     Operations commenced on July 6, 1996.
<F9>     Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the net asset value on the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.
<F10>    Expense ratios for periods after September 1, 1995, are computed using gross expenses which include fees reduced in connection with specific agreements.
<F11>    On January 29, 1993, Lindner Growth Fund and Lindner Dividend Fund changed financial advisors to Ryback
         Management Corporation from Lindner Management Corporation.

                            (For an Institutional Share Outstanding Throughout the Period)
                                    INCOME (LOSS) FROM
                                   INVESTMENT OPERATIONS                            DISTRIBUTIONS
                              -------------------------------------  --------------------------------------
                                          Net Realized                          Distributions
                                          and                                   from Net
                   Net Asset              Unrealized    Total        Dividends  Realized                     Net
Asset
                   Value,     Net         Gains         from         from Net   Gains from                   Value,
                   Beginning  Investment  (Losses) on   Investment   Investment Investment    Total          End of
                   of Period  Income      Investments   Operations   Income     Transactions  Distributions  Period
                   ---------  ----------  -----------   ----------   ---------- ------------  -------------  -------
--
LINDNER GROWTH FUND
Year Ended June 30,
 1997 <F1>          $26.39    $0.34       $2.68         $3.02        $0.37      $3.10         $3.47          $25.94
 1998               $25.94    $0.35      ($0.30)        $0.05        $0.31      $3.48         $3.79          $22.20

LINDNER DIVIDEND FUND
Year Ended June 30,
 1997 <F2>          $28.07    $1.61       $0.66         $2.27        $1.66      $0.78         $2.44          $27.90
 1998               $27.90    $1.78       $2.00         $3.78        $1.66      $2.49         $4.15          $27.53

LINDNER UTILITY FUND
Year Ended June 30,
 1997 <F3>          $14.20    $0.27       $1.59         $1.86        $0.31      $0.02         $0.33          $15.74
 1998               $15.74    $0.26       $2.03         $2.29        $0.26      $0.93         $1.19          $16.84

LINDNER/RYBACK SMALL-CAP FUND
Year Ended June 30,
 1997 <F4>          $ 6.15    $0.04       $1.49         $1.53        $0.01      $0.00         $0.01          $ 7.67
 1998               $ 7.67    $0.08       $1.06         $1.14        $0.03      $0.30         $0.33          $ 8.48


LINDNER BULWARK FUND
Year Ended June 30,
 1997 <F5>          $ 8.36    $0.26      ($1.81)       ($1.55)       $0.14      $0.00         $0.14          $ 6.67
 1998               $ 6.67   ($0.16)     ($0.49)       ($0.65)       $0.00      $0.00         $0.00          $ 6.02

LINDNER INTERNATIONAL FUND
Year Ended June 30,
 1997 <F6>          $ 9.89    $0.04      $1.45          $1.41        $0.00      $0.14         $0.14          $11.16
 1998               $11.16   ($0.15)    ($2.16)        ($2.31)       $0.00      $0.22         $0.22          $ 8.63

LINDNER HIGH-YIELD BOND FUND
Year Ended June 30,
 1998 <F7>          $10.09    $0.12      $0.02          $0.14        $0.11      $0.00         $0.11          $10.12

                                               RATIOS/SUPPLEMENTAL DATA
                                 -------------------------------------------------
                                             Ratio of Net                            Net
                                 Ratio of    Investment                              Assets,
                                 Expenses    Income to     Portfolio    Average      End of
                     Total       to Average  Average       Turnover     Commission   Period
                     Return<F8>  Net Assets  Net Assets    Rate         Rate Paid    (in thousands)
                     ---------   ----------  -----------   ----------   ----------   --------------
LINDNER GROWTH FUND
Year Ended June 30,
  1997 <F1>           15.36%       0.46%        1.29%        36.39%      $0.0437      $  102
  1998                 0.08%       0.75%        1.05%        44.43%      $0.0313      $  369
LINDNER DIVIDEND FUND
Year Ended June 30,
 1997 <F2>             9.84%       0.85%        5.69%        40.32%      $0.0443      $2,010
 1998                 14.49%       0.88%        6.14%        28.56%      $0.0479      $2,777
LINDNER UTILITY FUND
Year Ended June 30,
 1997 <F3>            14.52%       0.75%        2.42%        86.44%      $0.0376      $   54
 1998                 15.23%       1.22%        1.99%        99.37%      $0.0490      $    9
LINDNER/RYBACK SMALL-CAP FUND
Year Ended June 30,
 1997 <F4>            21.21%       0.59%        0.26%        49.49%      $0.0496      $    0.2
 1998                 15.02%       1.31%        0.99%        24.52%      $0.0548      $  154
LINDNER BULWARK FUND
Year Ended June 30,
 1997 <F5>           -18.61%       1.37%        4.45%       457.57%      $0.0314      $    2
 1998                - 9.75%       1.86%       16.68%       109.32%      $0.0330      $    0.1
LINDNER INTERNATIONAL FUND
Year Ended June 30,
 1997 <F6>            17.06%       1.48%       -0.13%        37.79%      $0.9954      $    0.4
 1998                -20.82%       2.67%       -1.47%        44.25%      $0.0108      $    0.3
LINDNER HIGH-YIELD BOND FUND
Year Ended June 30,
 1998 <F7>             1.39%      -0.09%        0.53%         5.97%      $0.0600      $    0.1
-----------------
<F1>     For the period July 12, 1996 (initial purchase) to June 30, 1997.
<F2>     For the period July 9, 1996 (initial purchase) to June 30, 1997.
<F3>     For the period October 31, 1996 (initial purchase) to June 30, 1997.
<F4>     For the period November 1, 1996 (initial purchase) to June 30, 1997.
<F5>     For the period July 11, 1996 (initial purchase) to June 30, 1997.
<F6>     For the period November 1, 1996 (initial purchase) to June 30, 1997.
<F7>     For the period April 13, 1998 (initial purchase) to June 30, 1998.
<F8>     Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the net asset value on the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

       11                     LINDNER INVESTMENTS

Lindner Investments (the "Trust") is an open-end no-load management investment company, an arrangement whereby a number of persons invest in a company which itself invests in securities and other assets. This kind of arrangement is commonly called a mutual fund. The Trust was organized under the laws of the Commonwealth of Massachusetts on July 20, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized under a Declaration of Trust which permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. Each Fund is a series of the Trust. The Trust's principal office is located at 7711 Carondelet Avenue, St. Louis, Missouri 63105.

The Trust presently offers shares of beneficial interest in eight separate investment portfolios (each is referred to as a "Fund"). Each Fund has its own investment objective and investment policies designed to fulfill that objective, thus enabling the Trust to meet a wide range of investment needs. The assets and liabilities of each Fund belong only to, and are borne only by, that Fund and no other.

   Each Fund offers Investor Shares and Institutional Shares, except for the Government Money Market Fund, which only offers Investor Shares. Investor Shares and Institutional Shares are identical, except that Institutional Shares are subject to an annual distribution and service fee at a rate not to exceed 0.25% of the value of the average daily net assets of Institutional Shares. The fee is payable for advertising, marketing and distributing the Institutional Shares and for ongoing services relating to the maintenance of shareholder accounts for Institutional Shares pursuant to the Distribution and Service Plan adopted by the Trust's Board of Trustees in accordance with Rule 12b-1 under the 1940 Act. See "Distribution and Service Plan" and "Fund Expenses". The distribution and service fee paid by Institutional Shares will cause Institutional Shares to have a higher expense ratio which will result in the payment of lower dividends than those paid on Investor Shares.

WHEN USED IN THIS PROSPECTUS AND IN THE SAI WITH RESPECT TO INSTITUTIONAL SHARES, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING INSTITUTIONAL SHARES AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE OR HOLD INSTITUTIONAL SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including any proxy materials and annual and semi-annual reports, to each individual or entity for whose account the institution purchases Institutional Shares, to the extent required by law.

                      INVESTMENT OBJECTIVES AND POLICIES

The investment objectives of each Fund are described below. Differences in objectives and policies among the Funds, differences in the degree of acceptable risk, tax considerations and the judgment of the portfolio manager are among the factors that can be anticipated to affect the investment return of each Fund. As a result of such differences, the performance results of each Fund may differ even though more than one Fund may utilize similar investment techniques. Each Fund's investment objective may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund, which is defined in the 1940 Act to mean the lesser of (a) 67% of the shares of the Fund at a meeting at which more than 50% of the shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

Income Funds

   The primary investment objective of four Funds is the production of current income. In the case of the Dividend Fund and the Utility Fund, capital appreciation is a secondary objective and, although a factor in investment decisions, will be sought only in situations in which it is compatible with this primary objective. The investment objective of the High-Yield Bond Fund is to maximize current income. The Government Money Market Fund seeks to provide current income with emphasis on the preservation of capital and liquidity. These four Funds are:

LINDNER DIVIDEND FUND. The Dividend Fund will invest in any or all of the following kinds of securities, named in order of preference, with each portfolio security designed to yield substantial investment income: (1) Common stocks paying substantial dividends which the Adviser expects to be maintained or increased; (2) Preferred stocks or bonds convertible into common stock; (3) Other preferred stocks or bonds; (4) Debt securities issued or guaranteed by the United States or its agencies or instrumentalities; (5) Securities sold by companies or institutional investors in private placement transactions which qualify as "Rule 144A Securities"; and (6) Securities issued by real estate investment trusts ("REITs").

Under normal circumstances, dividend-paying common or preferred stocks will constitute at least 65% of the Dividend Fund's total assets. For temporary defensive purposes, however, investments in common stocks will be substantially reduced or eliminated when the Adviser considers market or economic conditions to be unfavorable for investment in common stocks. Preferred stocks may be reduced or eliminated when the Adviser expects long-term interest rates to increase. Under the circumstances described above, these stock investments will be replaced with bonds or other debt instruments whose interest rates and maturities are expected to provide optimum income consistent with some protection of principal. The Dividend Fund does not intend to purchase securities for short-term trading purposes, but it will make changes in its portfolio to improve income or appreciation, without regard to the length of time the security has been held.

In selecting bonds for investment, the Adviser weighs the current yield and yield to maturity against the issuer's financial condition and earnings, but is not limited as to investment quality. A portion of the Dividend Fund's assets are currently invested in high-yield, high-risk debt securities (commonly referred to as "junk bonds"). The Dividend Fund will not invest more than 35% of its total assets in junk bonds at any time, based upon market value at the time of investment. See "Risk Factors - Common Risks - High Risk/High Yield, Low-Rated Securities."

LINDNER UTILITY FUND. The Utility Fund will invest in any or all of the following kinds of securities, named in order of preference, with each portfolio security intended to yield substantial investment income over time: (1) Common stocks of domestic and foreign public utilities, including, but not limited to, gas, electric, telecommunications, cable television, water and energy utilities ("Utilities"); (2) Preferred stocks or bonds convertible into common stock issued by Utilities; (3) Other preferred stocks or bonds issued by Utilities; (4) Common stocks, preferred stocks and bonds convertible into common stock and other preferred stocks and bonds issued by companies other than utilities, including up to 35% of total assets in junk bonds if it believes that doing so will result in capital appreciation or produce income on idle cash; (5) Debt securities issued or guaranteed by the United States or its agencies or instrumentalities;

and (6) Securities sold by companies or institutional investors in private placement transactions which qualify as Rule 144A Securities.

In accordance with its primary objective of producing current income, substantially all of the Utility Fund's investments will be income producing and, under normal circumstances, at least 65% of the Utility Fund's total assets will be invested in common or preferred stocks issued by Utilities. Under some circumstances, the Utility Fund may purchase securities not paying dividends or interest at the time of purchase in anticipation that the issuer of such securities will begin or resume the payment of dividends or interest, as the case may be, in the foreseeable future. For temporary defensive purposes, however, investments in common stocks may be substantially reduced or eliminated if the Adviser considers market or economic conditions to be unfavorable for investment in common stocks and investment in preferred stocks may be reduced or eliminated if the Adviser expects long-term interest rates to increase. Under the circumstances described above, these stock investments will be replaced with bonds or other debt instruments, including junk bonds (but only up to 35% of total assets), whose interest rates and maturities are expected to provide optimum income consistent with the protection of principal. Investments in high-yield debt securities made for temporary defensive purposes will generally emphasize those with short-term maturities in order to protect principal and reduce the Fund's exposure to the price volatility of these types of debt securities.

   LINDNER HIGH-YIELD BOND FUND. The High-Yield Bond Fund seeks to achieve its objective by following a policy of investing in a diversified range of junk bonds, which generally are unrated or carry lower ratings (Baa or lower by Moody's Investor Services, Inc. ("Moody's") or BBB or lower by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") than those assigned by S&P or Moody's to investment-grade bonds and notes. The High-Yield Bond Fund may also invest a portion of its assets in securities not paying current income if the Adviser believes that dividend or interest payments on such securities are likely to be restored in the foreseeable future. While providing higher yields, these bonds and notes are subject to greater risks of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. They are also generally considered to be subject to greater price volatility due to market risks than higher-rated bonds and notes. Except when investing for temporary defensive purposes, at least 65% of the value of the Fund's total assets will be invested in junk bonds. This investment policy is a fundamental policy and may not be changed without the approval of holders of a majority of the High-Yield Bond Fund's outstanding voting securities. The High-Yield Bond Fund may invest up to 35% of the value of its total assets in a range of higher-rated, investment grade corporate notes; short-term money market instruments (including certificates of deposit of banks having total assets of more than $1 billion and which are members of the FDIC, bankers' acceptances and interest-bearing savings or time deposits of such banks); commercial paper of prime quality, rated A-1 or higher by S&P or Prime-1 or higher by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's; securities guaranteed or insured by the U.S. Government, its agencies and instrumentalities; and up to 20% of its total assets in equity securities (common stocks, convertible or non-convertible preferred stocks, including non-investment grade preferred stock) and other securities having the characteristics of equity securities. The Fund may invest temporarily for defensive purposes without limit in the foregoing securities.

   Like all fixed-income securities, the value of junk bonds will be affected by market conditions relating to changes in prevailing interest rates. An economic downturn could adversely impact the ability of issuers of junk bonds to pay interest and principal and could result in defaults on such payments. In addition, the value of junk bonds is also affected by investors' perceptions. When economic conditions appear to be deteriorating, junk bonds may fluctuate in market value more than higher rated debt securities, due to investors' heightened concerns and perceptions over credit quality. Even if a security is downgraded, the High-Yield Bond Fund may retain the security. The High-Yield Bond Fund may also invest in "zero coupon" bonds (interest payments accrue until maturity) and "pay-in-kin" bonds (interest payments are made in cash or additional shares), which may be subject to even greater fluctuations in value as they tend to be more speculative than income bearing securities. Additionally, because they do not pay current income, these types of debt securities will detract from the objective of producing maximum current income. Junk bonds are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, causing difficulties in valuing and selling the securities in its portfolio.

   The ratings of fixed income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating on an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time the rating is assigned and the time it is updated. In addition there may be varying degrees of difference in credit risk of securities within each rating category. The Adviser will try to minimize the risk inherent in the High-Yield Bond Fund's investment objective through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. An investment in the High-Yield Bond Fund is appropriate for an investor only if the investor can bear the high risk inherent in seeking maximum current income by investing in high-yielding corporate bonds and notes which are unrated or carry lower ratings than those assigned by S&P or Moody's to investment-grade bonds.

LINDNER GOVERNMENT MONEY MARKET FUND. The Government Money Market Fund seeks to achieve its objective by investing exclusively in United States dollar denominated obligations. The dollar-weighted average maturity of the Government Money Market Fund will not exceed 90 days, and all securities purchased will have a maturity of 397 days or less at the time of acquisition (except for securities underlying certain repurchase agreements and certain variable rate and floating rate instruments). Normally, the Government Money Market Fund will hold securities to maturity but may dispose of any instrument if the Adviser deems the action appropriate because of redemption requirements, reduction in credit quality, a reduction in the instrument's rating, or other reasons. Even though most securities are expected to be held to maturity, the fact that they will have maturities of 397 days or less will result in high portfolio turnover. The Government Money Market Fund seeks to maintain a constant $1.00 per share net asset value, although this cannot be assured.

The Government Money Market Fund will invest in short-term securities issued or guaranteed by the United States Government, its agencies and instrumentalities and in repurchase agreements secured by such securities. These include issues of the United States Treasury, such as bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government which are established under the authority of an Act of Congress. Issues of such agencies and instrumentalities may include, for example, securities issued by the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Student Loan Marketing Association. Some of these securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are not full faith and credit obligations of the U.S. Treasury but are supported to a limited extent by the discretionary authority of the U.S. Treasury to make loans to the issuer; and others, such as securities issued by the Federal Home Loan Banks, are sponsored by the U.S. Government but are supported only by the credit of the instrumentality itself. No assurance can be given that the U.S. Government would provide financial support to its sponsored instrumentalities if it is not obligated to do so by law. The Government Money Market Fund will invest in the securities of such an instrumentality only when it is satisfied that the credit risk with respect to such instrumentality is minimal. The Government Money Market Fund does not invest in obligations insured by the Federal Deposit Insurance Corporation.

In pursuit of its investment objective, the Government Money Market Fund may engage in repurchase agreement transactions, and may from time to time entirely comprise securities subject to repurchase agreements. Under the terms of a typical repurchase agreement, the fund will acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. Repurchase agreements are considered loans collateralized by the underlying securities. The Government Money Market Fund may enter into repurchase agreements with respect to its portfolio securities with brokers, dealers, and commercial banks, and will engage in such transactions only with institutions included on the Federal Reserve System's list of institutions, commonly referred to as "primary dealers", with whom the Federal Reserve open market desk will do business. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than 102% of their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Government Money Market Fund's ability to dispose of the underlying securities. The Adviser, acting under the supervision of the Trustees, reviews the credit-worthiness of institutions with whom the Government Money Market Fund enters into repurchase agreements to evaluate these risks, and also monitors the status of repurchase agreements to insure that the value of the collateral equals or exceeds 102% of the amount of the repurchase obligation and in the event of a shortfall takes such action as it deems appropriate (which may include a demand for additional collateral from the selling institution and will include such a demand if the value of the collateral has fallen below 100% of the amount of the repurchase obligation). This fund may also lend its portfolio securities to brokers, dealers, and financial institutions provided that cash or cash equivalent collateral, or letters of credit to the extent permitted by law, equal to at least 100% of the market value of the securities loaned, is maintained by the borrower. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

GROWTH FUNDS

The primary investment objective of four Funds is growth through capital appreciation. For each Fund, current income, although a factor in portfolio selection, is secondary to its primary objective. These four Funds are:

LINDNER GROWTH FUND. The Growth Fund will invest substantially all its assets in common stocks or securities convertible into common stocks, without regard to quality or rating. Derivative securities, such as warrants, will not be purchased but may be retained if they are received as distributions from the issuers of securities held by the Growth Fund. The Growth Fund may also invest to a limited degree in (i) nonconvertible preferred stocks and debt securities without regard to quality or rating (but the Growth Fund will not invest more than 10% of its total assets in junk bonds at any time), (ii) Rule 144A Securities and (iii) securities issued by REITs. For temporary defensive purposes, when the Adviser considers market or economic conditions to be unfavorable to investments in common stocks, the Growth Fund may invest all or any portion of its assets for defensive purposes in short-term United States Government securities or other short-term debt securities, including junk bonds. Such unfavorable conditions particularly include interest rate levels or stock price-to-earnings ratios in excess of historical norms.

LINDNER BULWARK FUND. The Bulwark Fund seeks growth of capital through investments in undervalued securities and precious metal investments that are believed to have demonstrated a record of capital preservation during periods of economic distress, and it will seek to invest in sectors and investments intended to protect against the erosion of the value of financial assets. The Bulwark Fund intends to operate in a manner that will cause it to be classified as a "non-diversified" investment company, which means that at any time, or from time to time, the Bulwark Fund may have a portfolio investment in securities of a single issuer or corporation that represents more than 10% of the outstanding voting stock of such issuer or corporation. To the extent that the Bulwark Fund invests in this manner, an investment in the Bulwark Fund may involve greater risks than an investment in other types of "diversified" mutual funds due to risks associated with that particular issuer.

The Bulwark Fund will invest in any or all of the following securities and engage in any or all of the following investment activities: (1) Publicly traded common stocks of domestic and foreign companies engaged in the production of precious metals and other natural resources; (2) Publicly traded common stocks of domestic and foreign companies which can maintain value during inflationary periods such as companies with undervalued liquid assets, proprietary market positions, pricing flexibility and high returns on invested capital; (3) Publicly traded preferred stocks or bonds convertible into common stock issued by such companies; (4) Other publicly traded preferred stocks or bonds issued by such companies, including securities issued by REITs which are listed on a national securities exchange or eligible to be quoted in the Nasdaq Stock Market; (5) Short sales of securities in order to profit from declines in stock prices;

(6) Securities sold by companies or institutional investors in private placement transactions which qualify as Rule 144A Securities; (7) All or portions of secured or unsecured loans originally made by banks, insurance companies or other financial institutions; (8) Debt securities issued or guaranteed by the United States Government or its agencies or instrumentalities including mortgage securities and derivatives; (9) Gold, silver or platinum bullion, or other precious metals and precious metal options and futures; and (10) Options and futures on any security or index. As among the several categories of investments described above, the Bulwark Fund may invest up to 35% of its assets in bonds and other forms of debt securities including junk bonds, if it believes that doing so will result in capital appreciation or income on idle cash. See "Risk Factors - Common Risks - High-Risk/High-Yield, Low-Rated Securities."

   In addition, during the period that there has been a decline of more than 10% in either the S&P 500 Index or the Nasdaq Composite Index from their respective 12-month high points, the Bulwark Fund will concentrate its investments by investing more than 25% of its total assets in securities of domestic and foreign companies engaged in the production of precious metals or other natural resources. While concentrated in this manner, the Bulwark Fund will be subject to a greater extent to the higher than normal price volatility of such types of investments. However, the Adviser believes that concentration in such types of securities will better preserve capital in situations of a general market decline. At June 30, 1998, the Bulwark Fund was concentrated in these types of investments. At any time the Adviser deems it advisable for temporary defensive purposes or to meet redemptions, the Bulwark Fund may hold all its assets in cash or cash equivalents, which include liquid short-term United States government securities.

   The Bulwark Fund may engage in short-term transactions if such transactions further its primary investment objective of growth of capital. Short sales, trading in options and futures and trading in commodities are typically short-term investments. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities, and the portfolio turnover rate of the Bulwark Fund is expected to exceed 100%, which is higher than most mutual funds. However, the Adviser does not expect the annual portfolio turnover rate of the Bulwark Fund to exceed 250%. To the extent short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

LINDNER/RYBACK SMALL-CAP FUND. The Small-Cap Fund intends to invest substantially all its assets in common stocks or securities convertible into common stocks, and will invest at least 65% of its total assets in companies with a market capitalization of not more than $750 million. Market capitalization means the total market value of a company's outstanding common stock.

The Small-Cap Fund may invest in any or all of the following kinds of securities: (1) Common stocks or securities convertible into common stocks;
(2) Non-convertible preferred stocks or bonds without regard to quality or rating; (3) Debt securities issued or guaranteed by the United States or its agencies or instrumentalities; (4) Securities sold by companies or institutional investors in private placement transactions which qualify as Rule 144A Securities; and (5) Securities issued by REITs which are listed on a national securities exchange or eligible to be quoted in the Nasdaq Stock Market. Derivative securities, such as warrants, will not be purchased but may be retained if they are received as distributions from the issuers of securities held by the Small-Cap Fund. Under temporary market or economic conditions which the Adviser considers unfavorable to investments in common stocks, the Small-Cap Fund may invest all or any portion of its assets for defensive purposes in short-term United States government securities. As among the several categories of investments described above, the Small-Cap Fund may invest up to 20% of its assets in bonds and other forms of debt securities including junk bonds, if it believes that doing so will result in capital appreciation or income on idle cash. See "Risk Factors - Common Risks - High-Risk/High-Yield, Low-Rated Securities."

LINDNER INTERNATIONAL FUND. The International Fund intends to ordinarily invest at least 65% of its total assets in common stocks and securities convertible into or exchangeable for common stocks of companies that are organized and have their principal business activities and interests outside the United States. The International Fund will invest only in convertible securities that are rated "B" or better by S&P or Moody's (or if unrated, those deemed by the Adviser to be of comparable quality). The International Fund will not invest more than 20% of total assets in convertible securities that are rated below investment grade or, if unrated, are deemed by the Adviser to be below investment grade (i.e., junk bonds), based on market value at the time of investment. The International Fund intends to be widely diversified across securities of many corporations located in three or more foreign countries. The International Fund will invest in emerging markets which may not yet fully reflect the potential of the developing economy. There are no prescribed limits on geographic asset distribution and the International Fund has the authority to invest in securities traded in securities markets of any country in the world. In appropriate circumstances, such as when a direct investment by the International Fund in the securities of a particular country cannot be made, or when the securities of another investment company are more liquid than its underlying portfolio securities, the International Fund may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities. As a shareholder of another investment company, the International Fund may indirectly bear advisory and service fees that are in addition to the fees the International Fund pays to its Adviser and other service providers.

The International Fund intends to invest principally in the securities of financially strong companies that are believed to present opportunities for growth within expanding international economies and markets through increased earning power and improved utilization or recognition of assets. Investment may be made in equity securities of companies of any size, whether or not traded on a recognized securities exchange. It may invest in companies whose earnings are believed by the Adviser to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value is thought by the Adviser to be undervalued. It may invest in small and relatively less well-known companies, which may have more restricted product lines or more limited financial resources than larger, more established companies and may be more severely affected by economic downturns or other adverse developments. Trading volume of these companies' securities may also be low and their market values volatile.

Although it is the policy of the International Fund to purchase and hold securities for capital appreciation, changes in the portfolio of the International Fund generally will be made whenever its portfolio manager believes they are advisable. Portfolio changes may result from liquidity needs, securities having reached a price or yield objective, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. Because the investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result.

To a limited extent, the International Fund may engage in short-term transactions if such transactions further its primary investment objective. The International Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities, and the portfolio turnover rate of the International Fund may exceed 100%, which is higher than most equity mutual funds. However, the Adviser does not expect the annual portfolio turnover rate of the International Fund to exceed 150%. To the extent short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. However, certain tax rules may restrict the International Fund's ability to sell securities in some circumstances when the security has been held for less than three months. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

For temporary defensive purposes, when the Adviser considers market or economic conditions to be unfavorable to investments in common stocks, the International Fund may invest all or any portion of its assets for defensive purposes in short-term United States Government securities or in short-term foreign government, government agency and in other government entity securities as well as other investment grade short-term securities, including repurchase agreements.

                          OTHER INVESTMENT PRACTICES

   The Funds may also engage in the following investment practices, each of which involves certain special risks. See "Risk Factors". The SAI also contains more detailed information about these practices and any limitations designed to reduce these risks.



FOREIGN SECURITIES



   Under normal circumstances, the International Fund expects to invest at least 65% of its assets in foreign securities. For the Utility Fund and the Bulwark Fund, holdings in foreign securities will be limited to 35% of each Fund's net assets, including a limit of 10% of each Fund's net assets in securities primarily traded in the markets of any one country. As an operating policy, the Growth Fund and the Small-Cap Fund may invest up to 25% of net assets, and the High-Yield Bond Fund may invest up to 10% of net assets, in foreign securities; however, these limitations are not fundamental policies and may be changed without the consent of the holders of the majority of such Fund's outstanding voting securities.

ILLIQUID SECURITIES

   Illiquid securities include restricted securities (which are securities that are not readily marketable without registration under the Securities Act of 1933, as amended (the "1933 Act")), restricted securities that may be offered and sold only to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act and repurchase agreements of more than one week in duration. The Utility Fund and the Small-Cap Fund are prohibited from investing in illiquid securities. The Government Money Market Fund may not invest more than 10% of its net assets in illiquid securities. All other Funds may invest up to 15% of their net assets in securities that are considered illiquid.

REPURCHASE AGREEMENTS

   All of the Funds may enter into repurchase agreements with commercial banks and broker/dealers. The Government Money Market Fund may not invest more than 20% of its net assets in repurchase agreements with any one primary dealer. All other Funds may invest in repurchase agreements without this limitation, but such investments are permitted only for temporary or defensive purposes.



DIVERSIFICATION

Each Fund except the Bulwark Fund qualifies as a "diversified" investment company under the 1940 Act, which means that the Fund will not purchase a security of any single issuer (except U.S. Government securities) if (i) it would cause the Fund to own more than 10% of the voting securities of that issuer or (ii) it would cause the Fund's holdings of that issuer to amount to more than 5% of its total assets. As a fundamental policy, the Bulwark Fund also will not invest in the securities of any single issuer (except U.S. Government securities) if it would cause the Bulwark Fund's holding of that issuer to amount to more than 5% of the Bulwark Fund's total assets. However, the Bulwark Fund may acquire more than 10% of the voting securities of a single issuer. In such event, an investment in the Bulwark Fund may present a greater risk to the holder since the Bulwark Fund's performance would be more closely tied to that of such issuer company.

CONCENTRATION

Except as set forth below, the Funds may not invest more than 25% of total
assets in securities of issuers within any one industry.   The Dividend Fund
may invest up to 40% of its total assets in securities of electric and gas utilities (but not more than 25% of its total assets in either one of these
industries).   The Utility Fund will invest more than 25% of its assets in
Utilities, and will, under normal circumstances, have at least 65% of its assets so invested. In addition, the Bulwark Fund will concentrate its investments by investing more than 25% of its total assets in securities of domestic and foreign companies engaged in the production of precious metals or other natural resources when there has been a decline of more than 10% in either the S&P 500 Index or the Nasdaq Composite Index from their respective 12-month high points.

SHORT SALES

Except for the Bulwark Fund, none of the Funds may engage in short sales of securities unless they own or have the right to acquire, without the payment of further consideration, an approximately equal amount of such securities ("short sales against the box"). On the other hand, the Bulwark Fund may engage in short sales of securities with a total market value of up to 25% of the Bulwark Fund's total assets, excluding short sales against the box as described above.

REAL ESTATE

None of the Funds may purchase or sell interests in real estate. However, the Dividend Fund, the Growth Fund and the Bulwark Fund may each invest up to 25% of their total assets in real estate investment trusts ("REITs") whose shares are listed for trading on a national securities exchange or eligible to be quoted in the Nasdaq Stock Market, while the Small-Cap Fund and the International Fund may invest up to 15% of their total assets in such REITs.

BORROWING



   The Dividend Fund, Utility Fund, Small-Cap Fund, International Fund and Government Money Market Fund may not borrow money, except from banks for temporary or emergency purposes and not for investment leveraging, provided that bank borrowings in the aggregate may not exceed 5% of the value of any such Fund's total assets at the time of a borrowing. On the other hand, the Growth Fund, the Bulwark Fund and the High-Yield Bond Fund may borrow from banks for any purpose, including investment leveraging, but borrowing may not exceed 12.5% of total assets in the case of the Growth Fund, 20% of total assets in the case of the Bulwark Fund or 15% in the case of the High-Yield Bond Fund (including the amount borrowed) at the time of a borrowing.

If a percentage restriction for any Fund is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio investments or the amount of total or net assets of that Fund will not be considered a violation of any of the foregoing restrictions.

For a further discussion of investment techniques and the risks associated with them, see "Investment Objectives, Policies and Restrictions-Investment Restrictions" in the SAI.

                                 RISK FACTORS

COMMON RISKS

   RULE 144A SECURITIES. As noted above, some of the securities purchased by the Funds may be in the form of securities sold by issuers or institutional investors in private placement transactions which qualify as Rule 144A Securities. Rule 144A Securities are subject to certain legal or contractual restrictions on their resale, which might prevent their sale at a time when a sale would otherwise be desirable. The Adviser, acting pursuant to procedures approved by the Trust's Board of Trustees, may determine that specific Rule 144A securities are liquid and not subject to the limitations on illiquid securities described above. When this determination is made, pursuant to such approved procedures the Adviser monitors each Rule 144A security, focusing on such factors as trading activity and availability of information, among other factors, to determine that a Rule 144A security remains liquid. In addition, The National Association of Securities Dealers ("NASD") maintains a computerized market in certain Rule 144A Securities (known as the "PORTAL Market"). The Adviser may invest in Rule 144A Securities that are not liquid, subject to the limitations on illiquid investments described above under "Other Investment Practices". It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity of a Fund if and to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

REITs. As noted above, all of the Funds except the Utility Fund and the Government Money Market Fund may invest in REITs whose shares are listed for trading on a national securities exchange or eligible to be quoted in the Nasdaq Stock Market. REITs are entities that pool monies raised from investors to purchase commercial, industrial and/or residential real estate and, in some cases, to make mortgage loans secured by such properties. As a result, an investor in a REIT has, in effect, purchased an undivided interest in all of the real estate or mortgage loans owned by the REIT, thus spreading the investor's risk, much as the purchase of shares in a mutual fund spreads the investor's risk among securities issued by several entities. Nevertheless, investment in a REIT carries with it the risks inherent in any real estate investment including, but not limited to, declines in real estate values, credit risks relative to the lessees' or borrowers' ability to pay the underlying lease or mortgage obligations and risks associated with environmental problems involving the real estate owned by the REIT. Typically, the REIT is the owner of the real estate and leases it, pursuant to long term written leases, to the users thereof or makes a mortgage loan to the user to enable the user to purchase the property. The rental income earned by a REIT, less operating and certain other expenses not paid by the lessees, and interest received on mortgage loans, become the net income of the REIT, substantially all of which is required under the Internal Revenue Code to be distributed to the REIT's shareholders, thus avoiding taxation at the REIT level.

FOREIGN SECURITIES. Investments in foreign securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization of confiscatory taxation or limitations on the removal of funds or other assets. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. There may be limited legal recourse against an issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Fund will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities.

Investments in foreign securities may be in the form of American Depositary Receipts ("ADRs"), European Depository Receipts ("EDRs") or similar securities, and these types of securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities, while EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs are issued in registered form for use in U.S. securities markets and do not involve the same direct currency and liquidity risks as foreign securities, while EDRs are issued in bearer form for use in European securities markets.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. In particular, developing countries and countries with emerging markets may have relatively unstable governments, may present the risk of nationalization of businesses, may restrict foreign ownership, may have economies based on only a few industries and securities markets that trade a small number of securities and may have less protection of property rights (including prohibitions on repatriation of assets) than more developed countries. Securities of issuers located in developing countries and countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price fluctuations. For example, any of the Funds other than the Government Money Market Fund may, and currently the International Fund and the Utility Fund intend to, invest in securities issued by companies organized under the laws of the Russian Federation ("Russia"), either by purchasing such securities directly, by purchasing ADRs or EDRs or by purchasing fractional undivided interests in offshore trusts that invest in such securities.
There are additional risks associated with investing in securities of Russian issuers, including the lack of available financial information which has been prepared and audited in accordance with U.S. or Western European accounting principles and auditing standards, the extremely volatile and often illiquid nature of the secondary market for Russian securities, the lack of any modern system of certification for Russian securities and the somewhat precarious "book entry" system that exists for recording ownership of Russian securities (which may adversely effect a person's ability to prove ownership of good title to Russian securities), and the potential for unfavorable action by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign (i.e., non-Russian) entities.

At times, foreign securities may be listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturday) when a Fund does not compute its price or accept orders for the purchase, redemption or exchange of its shares. As a result, the net asset value of a Fund may be significantly affected by trading on days when shareholders cannot make transactions.

The share price of a Fund that invests in foreign securities will reflect movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Fund's foreign investments may cause changes in share price that have a low correlation with movements in the U.S. markets. Because most foreign securities will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in performance, depending on the extent of a Fund's foreign investments.

The current investment policy for the International Fund provides that it may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. Dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the International Fund attempts to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date the security is purchased or sold and the date such payments are made or received.

The International Fund is permitted to enter into forward contracts for hedging purposes. When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the International Fund is permitted to enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of its portfolio securities denominated in that currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date the contract is entered into and the date it expires.

JUNK BONDS. The Appendix to this Prospectus contains a description of ratings assigned to corporate debt securities by S&P and Moody's. The respective ratings assigned by S&P and Moody's express each organization's opinion as to the timely payment of principal and interest. Generally, securities that are rated lower than BBB by S&P or Baa by Moody's (or bonds that are unrated) are considered to be below investment grade, and are often referred to as "junk bonds." Securities rated lower than investment grade may be of predominately speculative character and the issuer's ability to make timely payments of principal and interest may be subject to material contingencies. The absence of a rating for any particular security may be caused by an application for rating not being submitted, the issue belonging to a group of securities or companies that are not rated as a matter of policy, there being a lack of essential data pertaining to the issue or the issue having been privately placed.

In selecting junk bonds, the Adviser will supplement assigned ratings, if any, with independent and ongoing review of credit quality. The Adviser will consider numerous factors in reaching an investment decision, including the yield, the issuer's credit-worthiness, overall rate of return, strength of management, responsiveness to business conditions, and current and anticipated results of operations.

Junk bonds are subject to certain risks that may not be present with investments in investment grade bonds, including not only credit risk, but also potentially greater market volatility and less liquidity. Many issuers of junk bonds have recently been affected by adverse economic and market conditions. Further economic downturn or a significant rise in interest rates is likely to adversely affect the junk bond market, affecting both price and liquidity. In addition, further economic downtown would likely affect the ability of issuers to pay principal and interest, thereby causing an increased default rate.

Yields and market values of junk bonds will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities are likely to decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Under adverse economic conditions, the liquidity of the secondary market for junk bonds may be significantly reduced. Even under normal conditions, the market for junk bonds may be less liquid than the market for investment grade securities. There are fewer securities dealers in the junk bond market, and purchasers of junk bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for junk bonds may become more volatile and there may be significant disparities in the prices quoted for junk bonds by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available.

Prices for junk bonds may also be affected by legislative and regulatory developments. For example, federal rules promulgated in reaction to the savings and loan crises require that savings and loans gradually reduce their holdings of junk bonds. Congress has also periodically considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation may significantly depress the prices of outstanding junk bonds.

   For the fiscal year ended June 30, 1998, based on the dollar-weighted average of all bonds held during the fiscal year (computed monthly), and any credit ratings assigned to such bonds by S&P, certain of the Funds had in excess of 5% of their total investments in junk bonds, as follows:

                         S&P      Percentage of                             S&P      Percentage of
                        Rating   Total Investments                         Rating   Total Investments
                        ------   -----------------                         ------   -----------------
Lindner Dividend Fund:   BBB-          0.06%         Lindner Utility Fund   B-         2.42%
                         BB+           0.09%                                CCC+       4.46%
                         BB-           2.41%                                Unrated    0.12%
                         B+            3.47%                                           ----
                         B             2.64%                                Total      7.00%
                         B-            6.52%
                         CCC+          1.88%         Lindner High-Yield
                         CCC-          0.01%         Bond Fund:             BB-        1.65%
                         CC            0.24%                                B+         3.85%
                         D             0.03%                                B          4.48%
                         Unrated       7.18%                                B-         7.19%
                                       ----                                 CCC+       5.70%
                         Total        24.53%                                CC         2.03%
                                                                            Unrated    7.73%
Lindner Bulwark Fund:    Unrated       7.78%                                           ----
                                       -----                                Total     32.63%
                         Total         7.78%

LENDING OF SECURITIES. To realize additional income, each of the Funds except Lindner Utility Fund may lend their portfolio securities to brokers, dealers and other financial institutions pursuant to agreements requiring the loans to be continuously secured by collateral at least equal at all times to the value of the securities lent, marked-to-market on a daily basis. The collateral will consist of cash or cash equivalents (e.g., United States government securities). While the securities are being lent, these Funds will continue to receive the equivalent of the dividends or interest earned on the securities. The risks in lending securities consist of possible delays in receiving additional collateral or in the return of the securities or loss of rights in the collateral in the event the borrower fails financially. Loans of securities will only be made to borrowers deemed by the Adviser to be creditworthy and will not be made unless, in the judgment of the Adviser, the additional income to be earned through the making of such loans is sufficient to justify the risk.



   REPURCHASE AGREEMENTS. A repurchase agreement involves the purchase of a security and simultaneous agreement (generally by a bank or dealer) to repurchase that security back at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. A Fund will not invest in repurchase agreements maturing in more than seven days. In addition, repurchase agreements will be structured in a manner reasonably designed to collateralize fully a Fund's loan; the value of the purchased security will be monitored daily to assure that it is at least equal to the amount of the loan plus accrued interest earned thereon.

GENERAL. There is no assurance that any Fund's objectives will be met or that there will not be substantial losses in any given investment. Also, at any time, the value of each of the Fund's shares may be more or less than the investor's cost. The Funds are not intended for investors who have as their objective assured conservation of capital. The policies of each Fund prohibit investments in securities issued by a broker-dealer that executes the Fund's portfolio brokerage transactions.

LINDNER DIVIDEND FUND AND LINDNER UTILITY FUND

PUBLIC UTILITIES. Public utilities have in the past been a desirable investment and have historically been relatively stable investments that pay substantial dividends and involve limited risks. Investments in public utility securities are, however, subject to certain risks and uncertainties inherent in such businesses, including, but not limited to, environmental matters, prices of and availability of fuels, and the risks associated with the financing, construction and operation of nuclear-powered electric generating facilities.

In addition, the rates that public utilities may charge customers and the return they may pay investors are subject to public regulation. Some utilities continue to encounter difficulties in persuading regulatory authorities to grant requested rate increases. Voters in some jurisdictions may also be able to use initiative or referendum measures to limit the rates utilities charge. The Financial Accounting Standards Board has promulgated changes in accounting rules which may result in significant write-downs in asset values and reduction in earnings of some utility companies.

Under normal circumstances, common or preferred stocks will constitute at least 65% of the Utility Fund's total assets. For temporary defensive purposes, however, investments in common stocks may be substantially reduced or eliminated if the Adviser considers market or economic conditions to be unfavorable for investment in common stocks. Investment in preferred stocks may be reduced or eliminated if the Adviser expects long-term interest rates to increase. Under the circumstances described above, these stock investments will be replaced with bonds or other debt instruments whose interest rates and maturities are expected to provide optimum income consistent with the protection of principal.

LINDNER GROWTH FUND, LINDNER BULWARK FUND AND LINDNER HIGH-YIELD BOND FUND

   BORROWING BY THE FUNDS (LEVERAGE). The Growth Fund, the Bulwark Fund and the High-Yield Bond Fund may, from time to time, borrow from banks or other lending institutions and pledge their assets in connection with such borrowings. Any investment gains made with the additional monies in excess of interest paid will cause the net asset value of the Fund's shares to rise further than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including interest paid on the money borrowed), the net asset value of the Fund's shares will decrease further than would otherwise be the case. This is the speculative factor known as "leverage". The amount borrowed at any point in time will not, however, exceed 12.5% of the Growth Fund's total assets, 20% of the Bulwark Fund's total assets or 15% of the High-Yield Fund's total assets. If due to market fluctuations or other reasons the value of the Fund's assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions) falls below three times the Fund's outstanding bank debt, the Fund is required by the 1940 Act to reduce the debt to one-third of its assets within three days (not including Sundays and holidays). To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. Further, the interest paid on money borrowed could exceed the total return realized from the investment purchased with the borrowed funds.



LINDNER BULWARK FUND

SHORT SALES. To reduce the Bulwark Fund's exposure to market volatility, particularly in periods of market decline, the Bulwark Fund may make short sales, which are transactions in which the Bulwark Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Bulwark Fund must borrow the security to make delivery to the buyer. There are additional risks associated with the short sale of a security including, theoretically, unlimited loss on a short sale. However, the Bulwark Fund's short sales will be broadly diversified and closely monitored. No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Bulwark Fund's net assets. This limitation does not include short sales that are "against-the-box", a transaction in which the Bulwark Fund purchases a security which the Bulwark Fund has previously sold short, and holds both the long and short position.

The Bulwark Fund may sell a security short if it expects a price decline, borrowing the same type of security from a broker or other institutional investor. On short sales, a profit or loss is realized depending upon whether the market price of the security sold short decreases or increases between the date of the short sale and the date the borrowed security must be replaced. All short sales will be fully collateralized.

The Bulwark Fund will incur a loss upon the short sale of a security if the price of the security increases between the date of the short sale and the date the borrowed security is replaced. Short selling is considered a speculative investment strategy as, unlike in a long purchase where the investor cannot lose more than the purchase price, there is no theoretical limit to potential losses on a short sale.

LOANS AND LOAN PARTICIPATIONS. The Bulwark Fund may, from time to time, purchase at a discount from the principal amount due, all or a portion of one or more secured or unsecured loans originally made to corporations by banks, insurance companies or other financial institutions. The obligors on such loans may be in reorganization or financial restructuring. Such indebtedness will be acquired only after the Bulwark Fund's Adviser makes an independent analysis and evaluation of the credit risks involved and only under circumstances where the original lender or some other financial institution remains obligated to monitor the collateral securing such loan, if any. Indebtedness of this type bears investment risks similar to junk bonds (see "Common Risks - Junk Bonds") but generally are less liquid. Therefore, the Bulwark Fund will not purchase such commercial loans if, following their purchase, such loans and other illiquid assets owned by the Bulwark Fund exceed 15% of the Fund's net assets.

BULLION AND OTHER PRECIOUS METALS. The Bulwark Fund may invest not more than 25% of its total assets in gold, silver or platinum bullion. The Bulwark Fund will not invest in precious metal options and futures that are not for hedging purchases if the aggregate initial margins and premiums exceeds 5% of the Bulwark Fund's net assets. The Bulwark Fund may purchase precious metals in any form, including bullion and coins, provided that the Adviser intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. The Bulwark Fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income. As a further limit on precious metals investment, under current federal tax law, gains from selling precious metals may not exceed 10% of the Bulwark Fund's annual gross income.

OPTIONS AND FUTURES CONTRACTS. The Bulwark Fund may buy and sell options in order to manage its exposure to changing security prices and interest rates. Options and futures strategies such as selling futures, buying puts and writing calls are intended to hedge the Bulwark Fund against price fluctuations in periods of general market declines. The purchase of futures, calls and the writing of puts are intended to increase the Bulwark Fund's market exposure and will be utilized to a much lesser degree.
Options and futures may be combined with each other in order to adjust the risk and return characteristics of the overall strategy. The Bulwark Fund may invest in options and futures based on any type of security or index, including options and futures traded on foreign exchanges and options not traded on exchanges.

Options and futures are volatile investments and involve risks which may lower the Bulwark Fund's return. Options and futures not traded on exchanges or traded on foreign exchanges are not regulated by U.S. authorities and may offer less liquidity and less protection to the Bulwark Fund if the other party to the contract defaults. The Bulwark Fund could experience losses on its options and futures positions if they do not correspond to the market's direction or if it could not close out its positions because of illiquid markets. The purchase of options involves the payment of a premium to the value of the underlying security or index which will be lost if the price of the underlying instrument is unchanged or moves in an adverse direction during the options finite life. The Bulwark Fund will not hedge more than 25% of its total assets by selling futures, writing calls or purchasing puts under normal conditions nor will the Bulwark Fund buy futures or write puts whose underlying value exceeds 25% of its total assets. Additionally, the Bulwark Fund will not purchase put or call options on investment securities with an aggregate value exceeding 5% of its total assets, nor will the Bulwark Fund enter into futures or option contracts with respect to precious metals that are not for hedging purposes if the aggregate initial margins for such futures or option contracts exceed 5% of the Bulwark Fund's net assets.

MORTGAGE-BACKED SECURITIES AND MORTGAGE DERIVATIVES. The Bulwark Fund may also invest in mortgage-backed securities and mortgage derivative securities such as "Interest Only" securities whose value fluctuates greatly with changes in interest rates. The purchase of Interest Only securities and similar mortgage derivatives is intended to protect the Fund in a rising interest rate environment. The Bulwark Fund will not invest more than 10% of its total assets in such mortgage-backed and mortgage derivative securities. In addition, any investments in Interest Only mortgage derivative securities will be deemed to be investments in illiquid securities under the Bulwark Fund's fundamental investment policies.

INDEXED SECURITIES. Although it has no present intention to do so, the Bulwark Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's credit-worthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

OTHER RISKS. There are various other risks associated with an investment in the Bulwark Fund, which, include, among others, the following:

         --Fluctuations in the Prices of Precious Metals. Gold and other precious metals are commodities sold in an international market and their prices may be affected by rapidly changing international policies and events. As a result, the prices of gold and other precious metals have been subject to dramatic price movement, upwards and downwards, over short periods of time. Such price movements will also affect the price of securities issued by companies engaged in the production of precious metals and other natural resources.

         --Concentration of Source of Gold Supply. The United States and the Republic of South Africa are the two largest producers of gold bullion. Present political and economic uncertainties in the Republic of South Africa could increase the volatility of gold bullion prices and have a collateral affect of the prices of other precious metals.

         --Lack of diversification. The intention of the Bulwark Fund to invest up to 25% of its total assets in the securities of companies associated with the production of precious metals and other natural resources and up to 25% of its total assets directly in precious metals will concentrate the Bulwark Fund's investments in a limited number of similar industry segments. This lack of diversification could increase the risk associated with an investment in the Fund.

LINDNER/RYBACK SMALL-CAP FUND

SMALL-CAP COMPANIES. Small-Cap company securities generally are considered to offer greater potential for appreciation than securities of companies with larger capitalizations. Since most small-cap company stocks pay low or no dividends, investment returns are expected to be achieved through capital appreciation, rather than income. These securities may also have a higher degree of price volatility, because most are not as broadly traded as those of larger companies. However, securities of smaller companies are less researched and often overlooked and undervalued by investors, which may present greater opportunities for capital appreciation.

                            MANAGEMENT OF THE TRUST

Each Fund is a separate series of Lindner Investments (the "Trust") which is an open-end management investment company registered under the 1940 Act.
The business and affairs of the Funds are managed under the direction of the Trust's Board of Trustees. In approving the use of a single combined prospectus, the Trustees considered the possibility that one Fund might be liable for misstatements in this Prospectus regarding information concerning another Fund. Information about the Trustees and executive officers of the Trust may be found in the SAI.

INVESTMENT ADVISER



   Ryback Management serves as investment adviser to each Fund. Ryback Management is also the Administrator, Transfer Agent, and Dividend Disbursing Agent for the Funds. The Adviser is a Michigan corporation formed in 1992. In 1993, the Adviser acquired the assets and business of Lindner Management Corporation, which had served as the adviser to the Lindner Fund, Inc., and the Lindner Dividend Fund, Inc., since their inception, predecessor funds to the Lindner Dividend Fund series and the Lindner Growth Fund series of the Trust. The Adviser's business address is 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105. The Adviser is registered as an investment adviser with the Securities and Exchange Commission and the State of Missouri. Ryback is also registered as a stock transfer agent with the Securities and Exchange Commission. Ryback is controlled by the George F. Valassis Stock Trust u/a dated March 11, 1997 (the "Valassis Trust") and certain other trusts established for the benefit of Mr. Valassis's family members which as of August 31, 1998, collectively owned 65% of the voting securities of the Adviser. The remaining 35% of the stock of the Adviser is owned by Eric Ryback, the President of the Adviser. As of August 31, 1998, the Adviser managed over $2.1 billion of assets.

   PORTFOLIO MANAGERS

   As President of the Adviser, Eric E. Ryback maintains a supervisory position over each of the portfolio managers for the Funds. In addition, Mr. Ryback has been the manager of the Dividend Fund and its predecessor since 1984. Mr. Ryback has been employed as the President of the Adviser since its inception in 1992 and has served as the President of the Trust since its inception in 1993. He was previously employed as a Vice President of Lindner Management Corporation from 1982 to 1992 (when the Adviser purchased the business and assets of Lindner Management Corporation).

   Robert A. Lange is the manager of the Growth Fund and its predecessor since 1977. Mr. Lange has been employed as a Senior Vice President of the Adviser since its inception in 1992 and was previously employed in a similar capacity by Lindner Management Corporation from 1977 to 1992.

   Mr. Ryback and Andrew F. Boord are co-managers of the Bulwark Fund (Mr. Ryback since its inception in 1994 and Mr. Boord since June 1998). Mr. Boord was previously employed as an analyst by Astoria Capital Management, an investment advisor located in Portland, Oregon (February 1997 to September 1997) and as an analyst for the Center for Financial Research and Analysis, an investment research firm located in Rockville, Maryland (October 1994 to February 1997). Mr. Boord is a certified public accountant.

   Mr. Ryback and Richard H. Eckenrodt are co-managers of the Utility Fund (Mr. Ryback since its inception in 1993 and Mr. Eckenrodt since March 1996). Mr. Eckenrodt has been employed by the Adviser as a research analyst since 1993, and prior to that he was an investment executive at Smith Barney (now Salomon Smith Barney) (from September 1991 to February 1993).

   Donald B. Wang has been the manager of the Small-Cap Fund since January 1996. Mr. Wang was previously employed as a analyst and portfolio manager by Spare, Kaplan & Bischel, an investment adviser located in San Francisco, California (January 1995 to December 1995) and as an analyst by Osterweis Capital Management, an investment adviser located in San Francisco, California (August 1992 to January 1995). Mr. Wang is a Chartered Financial Analyst.

   Mr. Lange has been the manager of the International Fund since its inception in January 1995.

   Mr. Ryback has been the manager of the High-Yield Bond Fund since its inception in April 1998.

   Kirk F. Mentzer, a Vice President and fixed income mangager for the Capital Management Division of Star Bank, N.A., has been the manager of the Government Money Market Fund since its inception in 1996. He also manages the Star U.S. Government Income Fund, Star Strategic Income Fund, the Strategic income portfolio of the Investar Vision variable annuity, the fixed income portion of the Stellar Fund and Investar fixed annuity. Mr. Mentzer has been employed by Star Bank since 1989.

   SERVICES AND FEES. Under Advisory Contracts and Administration Agreements with the Trust, approved by shareholders of each Fund, the Adviser provides each Fund with investment advisory services, office space and personnel. The Adviser also pays the salaries and fees of the Trust's officers and directors who are interested persons of the Trust, the charges for all clerical services relating to the Funds' investments, and all promotional expenses of each Fund, including the printing and mailing of the prospectus to persons other than current shareholders.

   Each Fund pays all of its other costs and expenses including interest, taxes, fees of directors who are not interested persons of the Trust, administrative expenses related directly to the issuance and redemption of shares (such as expenses of registering or qualifying shares for sale, charges of custodians, transfer agents, and registrars), costs of printing and mailing reports and notices to shareholders, charges for auditing services and legal services, and other fees and commissions of every kind not expressly assumed by the Adviser. Expenses of the Dividend and Growth Funds are limited by an excess expense reimbursement provision in their Advisory Contract with Ryback Management. For these Funds, if the ratio of annual operating and management expenses (excluding taxes and interest) exceeds 1-1/2% of the first $30 million of its average net assets, plus 1% of the excess of $30 million of average net assets, the Adviser will reimburse that Fund for any such excess on a quarterly basis.

The Dividend Fund pays a fee to the Adviser on an annualized basis (before any reimbursement of expenses) of 7/10 of 1% on the first $50,000,000, 6/10 of 1% of the next $150,000,000 and 5/10 of 1% on the excess of $200,000,000 of average net assets.

The Growth Fund pays a basic fee to the Adviser (before reimbursement of expenses, if any) of 0.7% per annum of the first $50 million of average net assets of the Growth Fund, plus 0.6% of the next $350 million and 0.5% of the excess over $400 million, subject to increase or decrease (performance bonus or penalty), depending on the Growth Fund's investment performance compared with the investment record of the S&P 500 Index. The maximum fee possible, assuming maximum performance, is 0.9% of the first $50 million of average net assets, 0.8% of the next $350 million and 0.7% of the excess over $400 million. The smallest fee possible, assuming poorest performance, is 0.5% of the first $50 million of average net assets, 0.4% for the next $350 million and 0.3% of the excess over $400 million.

   The Utility Fund and the Small-Cap Fund pay the Adviser a monthly management fee (before reimbursement of expenses to each Fund, if any) equal to 1/12th of 7/10 of 1% on the first $50,000,000, 1/12th of 6/10ths of 1% of the next $150,000,000 and 1/12th of 5/10ths of 1% of the excess of $200,000,000 of average daily net assets of the Fund. The Bulwark Fund and the International Fund pay the Adviser a monthly management fee (before reimbursement of expenses to the Fund, if any) equal to 1/12th of 1% of average daily net assets of the Fund. The High-Yield Bond Fund pays the Adviser a monthly management fee (before reimbursement of expenses to the Fund, if any) equal to 1/12th of 0.80% of average daily net assets of that Fund. The Government Money Market Fund pays the Adviser a monthly management fee (before any waiver or expense reimbursement by the Adviser) equal to 1/12th of 0.15% of the average daily assets of that Fund.

   The Administrative Services Agreements between the Government Money Market Fund and the High-Yield Bond Fund and Ryback Management provide for compensation to Ryback Management for its services as administrator of an amount equal to 0.20% of each such Fund's average net assets.

   CODE OF ETHICS. Officers, directors and employees of the Adviser are permitted to engage in personal securities transactions, subject to the Trust's Code of Ethics (the "Ethics Code"). The Ethics Code restricts certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions to the Adviser's President (or his designee), and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, and Trustees and all Investment Managers of the Trust from purchasing or selling any security that the officer, director or employee knows or believes is being considered for purchase or sale by any series of the Trust, or is being purchased or sold by any series of the Trust. The Ethics Code also prohibits each Investment Manager from (i) purchasing or selling any security within seven calendar days of the purchase or sale of the security by any series of the Trust, including the Fund for which the Investment Manager manages, (ii) engaging in short-term trading (a purchase and sale or vice-versa within 60 days), (iii) purchasing securities for his own account during an initial or secondary public offering, (iv) purchasing securities in a private placement by a publicly-owned company without prior approval by the Adviser's President, or (iv) purchasing or selling any security for his own account without prior approval of the Adviser's President. Any profit realized in these prohibited transactions must be paid over to the Trust. Officers, Trustees and Investment Managers are required to direct their broker to forward duplicate copies of all trade confirmations and periodic account statements
to the Adviser's President.   All officers, Trustees and Investment Managers
are also required to disclose all securities beneficially owned by them on December 31 of each year.

   YEAR 2000. Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900;

this is commonly referred to as the "Year 2000 Problem" or the "Y2K Problem". The Funds could be adversely affected if the computer systems used by the Adviser or other service providers do not properly address the Y2K Problem before December 31, 1999. The Adviser expects to have addressed the Y2K Problem before that date, and does not anticipate that the services which it provides will be adversely affected. The Funds' other service providers have informed Ryback Management that they also expect to resolve the Y2K Problem by that time, and Ryback Management will continue to monitor the situation at the year 2000 approaches. However, if the Y2K Problem has not been fully addressed, the Funds could be negatively affected. The Y2K Problem could also have a negative impact on the companies in which the Funds invest, and this could hurt the investment returns of one or more of the Funds.

SUBADVISER (GOVERNMENT MONEY MARKET FUND)

   With regard to the Government Money Market Fund only, the Adviser has entered into a Subadvisory Agreement with Star Bank, N.A. ("Star Bank" or the "Subadviser"), a national banking association. The Subadviser was founded in 1863 and is the largest bank and trust organization of StarBanc Corporation. Star Bank's expertise in trust administration, investments and estate planning ranks it among the most predominant trust institutions in Ohio, with assets of $4.7 billion as of August 31, 1998. Star Bank has managed commingled funds since 1957. As of August 31, 1998, Star Bank managed 13 mutual funds having a market value in excess of $2.7 billion. As a part of its regular banking operations, Star Bank may make loans to public companies. Thus, it may be possible from time to time for the Fund to hold or acquire securities of companies that are also borrowing clients of Star Bank. Both the Adviser and the Subadviser believe that any such relationship will not be a factor in the selection of portfolio securities for the Fund. The Subadviser's business address is 425 Walnut Street, Cincinnati, Ohio 45202.

TRANSFER AND DIVIDEND PAYING AGENT

   Ryback Management acts as the Funds' transfer and dividend paying agent. Ryback provides these services under Agency Agreements approved by shareholders of each Fund. Under these Agency Agreements each Fund pays Ryback Management a per shareholder account fee of $9.00 per year for the Dividend, Growth, Utility, Bulwark, Small-Cap and International Funds, $10.00 per year for the Government Money Market Fund and $11.00 per year for the High-Yield Bond Fund, plus reimbursement of all out-of-pocket costs.



CUSTODIANS

Star Bank, N.A., Cincinnati, Ohio, acts as custodian of all cash and domestic securities of all Funds. Star Bank receives a monthly fee for each Fund based on monthly average net assets of all Funds, which fee is allocated among the Funds on the basis of their net asset value. Star Bank also receives compensation for costs associated with clearing redemption drafts, and for its standard bank charges for processing lock box deposits, processing redemption drafts, and performing other banking services. The Chase Manhattan Bank ("Chase") serves as the Funds' custodian of foreign securities and precious metals. Chase charges custodian fees on a sliding scale depending on the countries in which each Fund is invested. Precious metal safekeeping charges are based on the amount being stored, while charges for options and futures contracts are made on a per transaction basis. The Custodians are also responsible for the settlement of security trades and the collection of dividends and interest due each Fund. Their custody does not involve advice or decisions as to the purchase or sale of portfolio securities.

INDEPENDENT AUDITORS

Deloitte & Touche LLP, independent auditors, St. Louis, Missouri, provides regular audit services to the Funds. Regular audit services include, but are not limited to, audits of the annual financial statements of the Funds and consultations relating to accounting and financial reporting.

                            EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the federal Bank Holding Company Act of 1956, as amended, or any affiliate of such a bank holding company, from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a bank holding company or its affiliates from acting as an investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such an investment company as agent for and upon the order of their customers. The Lindner Government Money Market Fund's Subadviser, Star Bank, is subject to such laws and regulations.

Star Bank believes that it may perform the services of a Subadviser to the Lindner Government Money Market Fund without violating the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state laws and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of laws and regulations, could prevent Star Bank from continuing to perform all or a part of the services provided to the Money Market Fund. In such event, changes in the operations of the Money Market Fund may occur, and the Board of Trustees of the Trust would then consider alternative arrangements with a subadviser and other means of continuing available investment services.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

PAYMENT OF DIVIDENDS AND DISTRIBUTIONS

         --Record Date: the date the Fund identifies its "shareholders of record" (shareholders entitled to receive the fund's dividend and/or capital gains distribution).
         --Ex-Dividend Date: the date the value of the dividend is deducted from the net asset value (NAV). Also, the date dividends and/or capital gains are posted. For the Funds, this is normally the day after the Record Date.
         --Payment Date (Payable Date): the date dividends and/or capital gains distributions are paid to shareholders.



   The policy of the Growth Fund, the Bulwark Fund, the Small-Cap Fund and the International Fund is to declare annual dividends from net investment income in December, following the end of the fiscal year of these Funds.
The policy of the Dividend Fund, the Utility Fund and the High-Yield Bond Fund is to distribute substantially all of its net investment income through the payment of quarterly dividends generally declared in March, June, September and December, within 15 days after the respective record dates. Net realized capital gains, if any, will be distributed by all Funds in December, following the end of the fiscal year of these Funds.

Dividends paid by each Class of these Funds will be calculated at the same time and in the same manner, except that the expenses attributable solely to either the Investor Shares or to the Institutional Shares will be borne solely by that Class. Institutional Shares will receive lower per share dividends than Investor Shares because of the higher expenses borne by the Institutional Shares. See "Fund Expenses" and "Distribution and Service Plan".

For the Government Money Market Fund, on each business day that the New York Stock Exchange and the Federal Reserve Banks are open, the Government Money Market Fund's net investment income will be declared at the close of the Exchange as a daily dividend to shareholders of record prior to such close. Shareholders will receive dividends in additional shares of the Government Money Market Fund unless they elect to receive cash. Reinvestment or payment of dividends will be effected monthly at the net asset value of the Government Money Market Fund on the date effected and will include fractional shares if necessary. If cash payment is requested, checks will be mailed within five business days after the last day of each month. If a shareholder wishes to redeem his or her entire shareholdings in the Government Money Market Fund, all dividends accrued to the time of redemption will be paid to the shareholder at that time.

Each Fund's fiscal year ends on June 30. However, a mutual fund is required to distribute on a calendar year basis at least 98% of its ordinary income for each calendar year and 98% of net capital gains realized (if any) in the 12 month period beginning November 1 and ending October 31 in order to avoid an excise tax. Therefore, the Funds may declare additional dividends from net investment income and from net realized capital gains in each December. If a Fund declares a dividend and/or capital gain distribution in October, November, or December made payable to shareholders of record in such month which is paid during January of the following year, such distribution is considered taxable income to the shareholder on December 31 of the year in which the distribution is declared.

Each Fund will automatically reinvest dividends and capital gain distributions in Fund shares at the net asset value determined as of the closing of the New York Stock Exchange on the day following the record date for such dividends or distributions, unless the holder by written notice received no later than the record date indicates his intention to receive such dividend or distribution in cash.

TAXATION OF DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to maintain its qualification as a "regulated investment company" under the Internal Revenue Code by distributing as dividends not less than 90% of its taxable income plus 90% of its net tax exempt income and by continuing to comply with all other requirements of Subchapter M of the Code. Each Fund will not be liable for federal income taxes to the extent it distributes its taxable income. If a Fund did not maintain its qualification as a regulated investment company, it would be subject to federal income tax in the same manner as a regular corporation. Each Fund also intends to distribute substantially all capital gains and ordinary income and thus avoid imposition of the excise tax on regulated investment companies that fail to distribute sufficient ordinary income and capital gain within each calendar year.

Shareholders generally are liable for federal income taxes on the income dividends and capital gain distributions of each Fund (whether or not reinvested in shares of each Fund). However, shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. Shareholders should also note that in certain cases a Fund will be required to withhold 31% of dividends or sale proceeds otherwise due to a shareholder (see "Withholding Certification").

For federal income tax purposes, distributions will be taxable as ordinary income to the extent derived from a Fund's investment income and net short-term capital gains. For noncorporate shareholders, a preferred rate (generally 20%) applies to net gains on capital assets held for more than one year. Distributions of net capital gains will be treated in the hands of shareholders as long-term gains to the extent designated by a Fund as deriving from net gains from assets held for more than one year. Distributions of long-term gains will be taxable as such, regardless of how long shares have been held.

DIVIDENDS RECEIVED DEDUCTION

Dividends from domestic corporations (other than capital gain distributions) received by corporate shareholders may qualify for a 70% dividends received deduction. Each Fund will furnish, upon request, a confirmation to corporate shareholders reflecting the amount of dividends which do not qualify for the dividends received deduction. Because none of the Government Money Market Fund's net investment income is expected to be derived from dividends, no part of any distribution from that Fund will be eligible for the dividends received deduction for corporations.

OTHER TAX CONSEQUENCES

In addition to the federal income tax consequences described above, there may be other federal, state or local tax considerations applicable to the circumstances of a particular investor. Shareholders are urged to consult their own advisors to review the effect of their investment in each Fund on their own tax situation. In addition, shareholders should review with their tax adviser the effect of investments by the Government Money Market Fund in repurchase agreements; several states treat the income received by a mutual fund from repurchase agreements as income from sources other than securities of the United States Government or its agencies or instrumentalities, and such income may be subject to state income or intangibles taxes.

EFFECT OF DIVIDENDS AND DISTRIBUTIONS ON NET ASSET VALUE

Any dividends or capital gains distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

                           WITHHOLDING CERTIFICATION

Before a Fund will establish a new account or effect registration changes in an existing account, a shareholder must certify to the Fund on Internal Revenue Service Form W-9 his taxpayer identification number and certify that the shareholder is not subject to withholding of dividend payments due to past under-reporting of such payments. Each Fund is required by statute to withhold 31% of a shareholder's reportable distributions ("backup withholding") if
(i) a shareholder fails to certify as to his taxpayer identification number,
(ii) a shareholder fails to certify that he is not subject to withholding,
(iii) the Internal Revenue Service notifies the Fund that a shareholder has furnished an incorrect taxpayer identification number, or (iv) the Internal Revenue Service notifies the Fund that a shareholder has under reported interest or dividends in the past. Investors may use the certification statement on the "Share Purchase Application" in lieu of IRS Form W-9 when establishing a new account. Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax unless a reduced rate of withholding exemption is provided by treaty. Non-resident investors are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

                 PURCHASE OF SHARES AND SHAREHOLDER INQUIRIES

Investors may purchase Investor Shares directly from a Fund at the per share net asset value for shares of that Class of the Fund. Institutional investors who have written distribution or service agreements with the Trust or Ryback may purchase Institutional Shares directly from a Fund at the per share net asset value for shares of that Class of the Fund. Each Fund determines net asset value per share once daily. Purchase at net asset value means the net asset value as next determined after a Fund receives a purchase order. The purchase of shares of Investor Shares through broker-dealers or other financial institutions may be subject to a service fee by those entities. Such entities have the responsibility of submitting the purchase order to a Fund prior to the Fund's next determination of net asset value per share in order to obtain the purchase price that would be applicable if the order had been placed directly with the Fund. Broker-dealers or other financial institutions may be liable to an investor for any losses arising from their failure to timely communicate purchase orders to a Fund. See "Pricing of Shares for Purchase or Redemption".

Subject to the requirements of the 1940 Act, a Fund, at its discretion, may issue Investor Shares in exchange for acceptable quantities of publicly traded securities meeting the Fund's criteria for purchase or retention. Such an exchange will result in a taxable transaction to the person acquiring any shares of a Fund. A Fund may similarly issue Investor Shares in connection with any merger or consolidation with or acquisition of the assets of any other investment company or trust.

ESTABLISHING A NEW ACCOUNT

In order to establish a new account with any of the Funds, a written "Share Purchase Application" for the purchase of shares must be submitted to Lindner Investments, P.O. Box 11208, St. Louis, Missouri 63105.
Shareholders using an overnight form of delivery (e.g. Express Mail) should address their applications to 7711 Carondelet Ave., Ste. 700, St. Louis, Missouri 63105, to insure prompt delivery. Shareholders should direct their inquiries regarding any other matter to the post office box address.

All applications to purchase shares are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment should be made by check drawn on a U.S. bank, savings and loan or credit union. The Custodian will charge a $15 fee against a shareholder's account for any payment check returned to the

Custodian for insufficient funds, and the investor involved will be responsible for any loss incurred by the Fund. It is the policy of the Fund not to accept applications under circumstances or in amounts considered disadvantageous for shareholders. For example, if an individual previously tried to purchase shares with a bad check, or the proper social security number or taxpayer identification number is omitted, the Fund reserves the right not to accept future applications from that individual. Any accounts (including custodial accounts) opened without a proper social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the back-up withholding tax amount.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase applications does not constitute receipt by the Fund. Correspondence intended for overnight courier should not be sent to the Post Office Box address.

The minimum initial purchase for Investor Shares of Lindner Dividend Fund, Lindner Government Money Market Fund, or Lindner Growth Fund is $2,000. The minimum initial purchase for Investor Shares of all other Funds is $3,000. The minimum initial purchase for Institutional Shares of all Funds (other than the Government Money Market Fund) is $250. Subsequent purchases of shares of either Class must be in amounts of at least $100 except in the case of dividend reinvestment.

Shareholders who maintain the minimum investment in at least one account may open additional accounts in any fund with a minimum of $500. Where such additional accounts will be registered as a Uniform Gift to Minors (UGMA) or a Uniform Transfer to Minors (UTMA), the minimum investment for any fund is $250.

ADDITIONAL PURCHASES

Additional purchases may also be made by one of the following methods:

BY MAIL. Investors may make additional purchases by mailing the remittance slip, which is attached to an account confirmation statement, or by sending a letter indicating that the investor would like to purchase shares of either Class of any Fund and indicating the name(s) in which the account is registered, and the account number, together with a check payable to Lindner Investments to the following address: Lindner Funds, P.O. Box 640672, Cincinnati, Ohio 45264-0672.

BY AUTOMATED CLEARING HOUSE. See also "Automatic Investment Plan" and "Payroll Deduction". Shareholders may request purchase of shares by Automated Clearing House (ACH), a free electronic transfer service. It takes 15 days from the date we receive your request to establish ACH. Once ACH is in place, investors may call or write to purchase shares via ACH.
ACH purchases in a given Lindner Funds account MAY NOT EXCEED the current value of that account. ACH purchases will be debited the day of the order. Please make sure that the funds are available. A fee will be applied to all returned ACH purchases. Call Customer Service at (800) 995-7777 or (314) 727-5305 for a form to establish ACH.

BY WIRE. Shareholders may purchase additional shares of either Class by wiring the amount of a purchase to the Funds' domestic custodian, Star Bank, N.A. Prior to sending a wire, call the Customer Service Department at (800) 995-7777 or (314) 727-5305. The wire must be received by 4:00 p.m., Eastern Time to receive that business day's closing price. Your bank may charge a fee to wire funds. For purchases under $1,000, we will deduct a wire fee from the monies wired.

BY TELEPHONE. Provided a shareholder has elected to establish telephone privileges with the Funds (see "Share Purchase Application"), a shareholder may purchase additional shares of either Class, in an amount not to exceed the current balance in his account, by prepaid telephone call to the Fund at
(800) 995-7777. Payment must be received no later than five days after the date on which the purchase was effected. IF PAYMENT IS NOT RECEIVED WITHIN THE TIME REQUIRED, THE ORDER WILL BE SUBJECT TO CANCELLATION AND THE SHAREHOLDER WILL BE RESPONSIBLE FOR ANY LOSS INCURRED.

The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. IF PROCEDURES SUCH AS THE ABOVE ARE NOT FOLLOWED, RYBACK MANAGEMENT CORPORATION AND THE FUNDS MAY BE LIABLE FOR LOSSES, COSTS, OR EXPENSES FOR ACTING UPON AN INVESTOR'S TELEPHONE INSTRUCTIONS. RYBACK WILL HAVE AUTHORITY, AS AGENT, TO REDEEM SHARES IN THE ACCOUNT TO COVER ANY SUCH LOSS. As a result of this policy, the investor will bear risk of any loss unless the Funds have failed to follow procedures such as the above.

ADDITIONAL INFORMATION ABOUT INVESTMENTS IN THE FUNDS

The Transfer Agent will send a confirmation after each transaction affecting a shareholder's account. Dividend payments and reinvestments will be reflected on a shareholder's quarterly consolidated statement. Any discrepancies should be brought to the attention of the Transfer Agent within 30 days of receipt. In addition, upon receipt of a written request signed by all account owners and a $25.00 fee for each account researched, the Transfer Agent will provide a listing of the shareholder's account history. Checks should be payable to "Ryback Management". Due to extreme volume during certain times of the year, requests for account histories may take two to three weeks for delivery. All requests are completed on a first-come, first-served basis.

ONCE A SHAREHOLDER HAS MAILED, TELEPHONED OR OTHERWISE TRANSMITTED INVESTMENT INSTRUCTIONS TO THE FUNDS, IT MAY NOT BE MODIFIED OR CANCELED. The Funds cannot accept investments specifying a certain price or date and will not honor such requests.

ISSUING CERTIFICATES

Certificates will not be issued for shares unless requested in writing with all owners' signatures. Certificates will be issued for full shares only and cannot be issued to a third party. Certificates are not available for IRA accounts or for shares in the Lindner Government Money Market Fund. A shareholder cannot redeem certificated shares unless he surrenders the certificates to the Fund. A certificate will not be issued until 15 days after a purchase, or if a Fund has proof of payment. There is no charge for issuing certificates.

PROCESSING INTERMEDIARIES

   Shares of a Fund may be purchased through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries") who have been authorized to accept purchase and redemption orders on behalf of the Funds. When shares of a Fund are purchased in this way, the Processing Intermediary, rather than its customer, may be the shareholder of record, and a Fund will be deemed to have received a purchase or redemption order when the Processing Intermediary accepts the order. Processing Intermediaries generally reserve the right to reject orders that are incomplete or otherwise not in "good form". A purchase or redemption order made through a Processing Intermediary will be priced at a Fund's net asset value next computed after the order is accepted by the Processing Intermediary. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. An investor intending to invest in a Fund through a Processing Intermediary should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus. Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Investors who do not wish to receive the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with a Fund. Direct purchase or sale of shares of a Fund may be made without a sales or redemption charge.


                             REDEMPTION OF SHARES

A shareholder may sell all or any part of his shares to a Fund for redemption. The price at which a Fund redeems shares is the net asset value per share as next computed after either (a) a written request is received "in good order" at the office of the Fund or (b) a telephone request is placed with a Fund by a shareholder who has established Telephone Privileges. The value of shares on redemption may be more or less than the investor's cost, depending on the market value of the portfolio securities at the time of redemption.

A shareholder may redeem shares in the following manners:

BY MAIL.  By written request addressed to:

                              Lindner Investments
                                P.O. Box 11208
                              St. Louis, MO 63105

A written redemption request is "in good order" if the request is properly endorsed by all registered shareholders in the exact names in which the shares are registered, accompanied by properly endorsed share certificates, if any have been issued, and states the name of the Fund, the account number, the exact name(s) of the shareholder(s) in which the account is registered as shown on the latest confirmation, and the number of shares or dollar amount to be redeemed.

THE FOLLOWING REDEMPTION REQUESTS MUST BE IN WRITING AND MUST HAVE SIGNATURES GUARANTEED (INCLUDING THE SIGNATURES ON ANY SHARE CERTIFICATE) BY A BANK, TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION, OR A MEMBER OF A NATIONAL STOCK EXCHANGE (A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR):
(1) redemptions on accounts that have requested an address change within the preceding three months; (2) redemptions for which the proceeds are to be sent to someone other than the registered shareholder(s) and/or to an address other than the address of record; or (3) redemptions for which the proceeds are to be wired and the wire instructions are different than those previously submitted.

THE FOLLOWING REDEMPTIONS MUST BE IN WRITING, BUT DO NOT REQUIRE SIGNATURE GUARANTEE (UNLESS ONE OF THE ABOVE CIRCUMSTANCES APPLIES): (1) all IRA accounts, and (2) redemptions of shares for which certificates have been issued. IRA account redemptions must also be accompanied by Internal Revenue Service Form W-4P. IRA redemption requests not accompanied by Form W-4P will be subject to withholding. Additional documentation may be required from corporations, executors, administrators, trustees, or guardians.

If there is doubt as to what documents or instructions are necessary in order to redeem shares, please write, or call the Fund at (800) 995-7777, prior to submitting the redemption request. A redemption request will not become effective until all documents have been received in good order by the Fund. Redemptions cannot be accomplished by telegraphing the Fund. The redemption price is the net asset value next computed after the time of receipt by the Fund of the written request in good order set forth above. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected. During the period prior to the time the shares are redeemed, dividends on such shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership. Once a shareholder has requested a redemption, it may not be modified or canceled.

BY TELEPHONE. By prepaid telephone call to the Funds at (800) 995-7777 requesting that the proceeds be mailed to the shareholder, provided that he or she has previously established Telephone Privileges with the Funds (see "Share Purchase Application") and has not requested an address change in the preceding three months. The Funds reserve the right to refuse telephone redemptions and may limit the amount involved or the number of telephone redemptions. IRA accounts may not be redeemed by telephone. Once a shareholder has placed a telephone redemption, it may not be modified or canceled.

In addition to the requirements described in the preceding paragraph, the Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. IF PROCEDURES SUCH AS THE ABOVE ARE NOT FOLLOWED, RYBACK MANAGEMENT CORPORATION AND THE FUNDS MAY BE LIABLE FOR LOSSES, COSTS, OR EXPENSES FOR ACTING UPON AN INVESTOR'S TELEPHONE INSTRUCTIONS OR FOR ANY UNAUTHORIZED TELEPHONE REDEMPTION. As a result of this policy, the investor will bear the risk of any loss unless the Funds have failed to follow procedures such as the above.

   REDEMPTION FEE. The Funds charge a 2% fee if you redeem shares within 60 days after purchase; this means that the amount payable on redemption will be reduced by 2%. This fee is not charged on redemptions made under a systematic withdrawal plan (see "Systematic Withdrawal Plan"). The amount of this fee remains as an asset of the Fund which has charged it, and it does not benefit the Adviser. This redemption fee was not charged during the fiscal years ended June 30, 1998, 1997, 1996 or 1995, but was reinstated by the Board of Trustees of the Trust, effective October 1, 1998.

REDEMPTION THROUGH THIRD PARTIES. The redemption of shares through Processing Intermediaries broker-dealers or other financial institutions may be subject to a service fee by those entities. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. An investor should read the program materials provided by the Processing Intermediary.
A Processing Intermediary has the responsibility of submitting a redemption request to a Fund prior to the Fund's next determination of net asset value in order to obtain the redemption price that would be applicable if the request had been placed directly with the Fund. A Processing Intermediary may be liable to an investor for any losses arising from their failure to timely deliver redemption requests to a Fund. See "Pricing of Shares for Purchase or Redemption".

DISBURSEMENT BY MAIL. The Funds will normally disburse payment by check within five days after their receipt of a shareholder request for redemption. A charge of $15 will be deducted from a shareholder's account if a shareholder requests the redemption proceeds to be sent by overnight delivery (e.g., express mail). Under the 1940 Act, the Funds may postpone the date of payment for redeemed shares, or the Funds' obligation to redeem their shares may be suspended, (1) for any period during which the New York Stock Exchange is closed (other than customary week-end and holiday closing) or during which trading on the Exchange is restricted (as determined by the Securities and Exchange Commission), (2) for any period during which an emergency exists (as determined by the Securities and Exchange Commission) which makes it impracticable for the Funds to dispose of their securities or to fairly determine the value of their net assets, or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders.

BY WIRE TRANSFER. A shareholder may obtain the proceeds of a redemption by a bank wire of Federal Funds if he has previously established Wire Privileges with the Funds and provided the necessary information (see "Share Purchase Application"). Under normal circumstances, the shareholder's Federal Funds wire will be posted to his or her bank account the business day following the date of the shareholder's redemption transaction.
However, the Funds have up to five days to disburse the proceeds. If the proceeds are wired to an account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the bank account. A shareholder will be required to pay a charge for wiring cost (currently, $10 per wire), which will be deducted from the amount being wired.

BY AUTOMATED CLEARING HOUSE ("ACH"). A shareholder may obtain the proceeds of a redemption by Automated Clearing House (ACH) funds if he or she has previously established ACH Privileges with the Funds and provided the necessary information (see "Share Purchase Application") ACH is a convenient electronic means of cash movement that is used by thousands of individuals and corporations. Under normal circumstances, proceeds will be posted to the shareholder's bank account the evening of the second business day following the date of the shareholder's redemption transaction. However, the Funds have up to five days to disburse the proceeds. Currently, there are no fees for this service.

In the case of recently purchased shares, proceeds will not be mailed, sent by ACH or Federal Funds wire until the Funds are satisfied that checks given in payment of shares being redeemed have cleared, which may take up to 15 days.

INVOLUNTARY REDEMPTION. In an attempt to reduce expenses, partly attributable to maintaining small accounts, the Funds reserve the right to redeem, upon 30 days' written notice, all of the shares of a shareholder whose account has a net asset value of less than $3,000 due to the shareholder's redemptions. During the 30-day notice period, the shareholder may make an additional investment in an amount that will increase the value of the account to at least $3,000 ($2,000 in the case of the Dividend Fund, Government Money Market Fund, and the Growth Fund).

REDEMPTION DRAFT PRIVILEGES (Government Money Market Fund)

The Government Money Market Fund will provide each shareholder who maintains a minimum balance of $5,000 with drafts ("Redemption Drafts") drawn on the Government Money Market Fund that will clear through

Star Bank, N.A., Cincinnati, Ohio. This privilege does not constitute a banking function, and owning Government Money Market Fund shares is not equivalent to a bank checking account. When such a Redemption Draft is presented for payment, a sufficient number of whole and fractional shares in the shareholder's account in the Government Money Market Fund to which the Redemption Draft relates will be redeemed to cover the amount of the Redemption Draft. Redemption Drafts may only be written for $500 or more.
A shareholder wishing to use this method of redemption must complete and file an authorization form which is available upon request. An initial supply of Redemption Drafts should be received within three weeks thereafter. If the shares to be redeemed were purchased by check, the Government Money Market Fund may delay transmittal of redemption proceeds only until such time as it is reasonably assured that good payment has been collected for the purchase of such shares, which may be up to 15 or more days.

The Government Money Market Fund may refuse to honor Redemption Drafts whenever the right of redemption has been suspended or postponed or whenever the account is otherwise impaired. A $15 service fee will be charged when a Redemption Draft is presented to redeem shares of the Government Money Market Fund in excess of the value of the shareholder's account in the Government Money Market Fund. At the date of this Prospectus, there is no other service fee associated with the Redemption Draft privilege.

               EXCHANGING AN INVESTMENT FROM ONE FUND TO ANOTHER

GENERAL. Subject to any applicable minimum initial investment requirements, a shareholder may exchange Investor Shares or Institutional Shares of one Fund for Investor Shares or Institutional Shares of any identically registered other Fund in the Lindner family of funds. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The exchange privilege is not designed to afford shareholders a way to play short-term swings in the market. Lindner
Investments is not suitable for that purpose.   The Funds reserve the right
to limit the amount and frequency of exchanges between the Funds in circumstances it deems disadvantageous to the Funds. In addition, the shares being exchanged and the shares of each Fund being acquired must meet the minimum investment requirement, if any, of the Fund being acquired.

BY TELEPHONE. A shareholder may exchange shares by phone if he or she has established telephone privileges with the Trust and the account registrations and options (for example, automatic reinvestment of dividends) are identical. Before calling, a shareholder should read "Additional Information About Share Exchanges", below.

BY MAIL. A shareholder may direct the Trust in writing to exchange shares. If the shares are owned by two or more persons, the request should be signed by each person. All signatures should be exactly as the name appears in the registration; for example, if an owner's name is registered as David Lee Smith, he should sign that way and not as David L. Smith.

ADDITIONAL INFORMATION ABOUT SHARE EXCHANGES

         (1) The shares of the Fund being acquired must be qualified for sale in the shareholder's state of residence.

         (2) If the shares being surrendered for exchange are represented by a negotiable stock certificate, the certificate must be returned to Ryback before the conversion can be effected.

         (3) Once a shareholder has made an exchange request by telephone or mail, it is irrevocable and may not be modified or CANCELED.

         (4) For the purposes of processing exchanges, the value of the shares surrendered and the value of the shares acquired are the net asset values of such shares next computed after receipt of an exchange order.

         (5) Shares may not be exchanged unless the shareholder has furnished the Trust with the correct tax identification number, certified as prescribed by the Internal Revenue Code and Regulations. See "Withholding Certification".

         (6) An exchange of shares is, for federal income tax purposes, a sale of the shares, on which a shareholder may realize a taxable gain or loss.

         (7) If the request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, Ryback will require evidence satisfactory to it of the authority of the individual signing the request.

         (8) Under most circumstances, a bank, broker or benefit plan administrator that is a shareholder of Institutional Shares of a Fund for the benefit of participants in a tax qualified retirement plan (such as a 401(k) Plan) may not permit participants in such plan to exchange Institutional Shares of a Fund for Investor Shares of that Fund or any other Fund.

                           AUTOMATIC INVESTMENT PLAN
                            (Investor Shares Only)

   If you are a shareholder of Investor Shares of the Funds, you may invest a specific amount of money on an automatic basis by authorizing the Funds to automatically debit your bank account on a designated date or dates during the month. You must invest at least $50 for each automatic investment. You may participate in the automatic investment plan by signing a form that will be provided on your request. You may request to participate in the automatic investment plan by contacting Lindner Investments at P.O. Box 11208, St. Louis, Missouri 63105. You should also direct any questions or inquiries regarding the plan to that same address. If you want to change or discontinue your automatic investment plan, you must notify Lindner Investments in writing at least 15 days prior to the next scheduled investment date.

                               PAYROLL DEDUCTION
                            (Investor Shares Only)

   Many employers today provide for payroll deduction. This allows you to direct a portion of your pay to the investment option of your choice via Automated Clearing House (ACH) funds. ACH is a convenient electronic funds transfer service that is used by thousands of corporations and individuals. Lindner Investments will accept your direct deposit in amounts of at least $50 for the purchase of Investor Shares in any of the Funds. If you want to use payroll deduction to invest, contact Lindner Investments, P.O. Box 11208, St. Louis, Missouri 63105, and request the proper instructions that will be given to your employer. You should also direct any questions or inquiries regarding the plan to that same address. You should also find our what prior notice your employer requires if you want to change or discontinue your payroll deduction choice.

                          SYSTEMATIC WITHDRAWAL PLAN
                            (Investor Shares Only)

A systematic withdrawal plan is available to any holder of Investor Shares of a Fund whose total account value is at least $15,000 and who wishes to withdraw fixed amounts of money from his investment in that Fund's Investor Shares on a systematic basis. Withdrawals must be in amounts of $100 or more and may be made monthly or quarterly, at an annual rate not exceeding 40% of the value of the holder's Investor Shares at the inception of the shareholder's systematic withdrawal plan. However, shareholders participating in a systematic withdrawal plan retain the same rights to redemption as any other shareholder. Under a systematic withdrawal plan, the shareholder receives cash withdrawals out of the proceeds of the redemption at net asset value of full and fractional deposited shares. The Fund redeems Investor Shares for this purpose as of the close of the first business day following the twentieth day of each month in which a withdrawal is made. The redemption of Investor Shares to make payments under this plan involves the use of principal and will reduce and may eventually exhaust the account. Each redemption of Investor Shares will result in a gain or loss that must be reported on the participating shareholder's income tax return. Establishment of a systematic withdrawal account constitutes an election by the shareholder to reinvest all income dividends and capital gains distributions payable on his account in additional Investor Shares of a Fund at net asset value.

Shareholders may participate in the systematic withdrawal plan by signing a form provided on request and depositing any stock certificates subjected to the plan. Requests to participate in the systematic withdrawal plan and inquiries regarding the same should be made to Lindner Investments, P.O. Box 11208, St. Louis, Missouri 63105. An investor may terminate the systematic withdrawal plan at any time by written notice to the Funds.

                        INDIVIDUAL RETIREMENT ACCOUNTS
                            (Investor Shares Only)

An Individual Retirement Account Plan (an "IRA Plan") is available to employed (including self-employed) persons and their non-employed spouses. All contributions to such an IRA Plan are invested in Investor Shares of the selected Fund. The initial minimum investment for an IRA Plan account for which Star Bank, N.A., serves as Custodian is $250. Subsequent purchases must be in an amount of at least $100. An annual administrative fee (currently $10) per IRA account will apply and may be paid separately by check.

Contributions to an IRA Plan must be post-marked no later than the due date of the tax return (without extensions) for the contribution year for which the contribution is being made. A "Prior Year Contribution" is an IRA contribution made between January 1 and April 15 for the prior calendar tax year. A "Current Year Contribution" is an IRA contribution made between January 1 and December 31 for the current calendar tax year. If no tax year is indicated, the IRA contribution will be considered a "Current Year
Contribution".   Withdrawals from an IRA Plan must be in writing and
accompanied by Internal Revenue Service Form W-4P. IRA redemption requests not accompanied by Form W-4P will be subject to income tax withholding.

Star Bank, N.A., serves as Custodian under IRA Plans. The Custodian's fee and other information about an IRA Plan are disclosed in Plan documents including a Disclosure Statement that must be obtained from the Funds before investing in an IRA Plan. Investors should also consult with their individual tax advisors regarding the appropriateness of their investment in an IRA Plan. Requests for applications to establish an IRA Plan should be addressed to Lindner Investments, P.O. Box 11208, St. Louis, Missouri 63105.

                 PRICING OF SHARES FOR PURCHASE OR REDEMPTION

Each Fund determines the current net asset value of each Class at the close of trading on each business day on which at least one of the following markets is open: New York

Stock Exchange, American Stock Exchange, or the Nasdaq Stock Market. The net asset value of each Class is calculated by dividing the value of each Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities, including accrued expenses, allocable to that Class (including accrued distribution and service fees payable by the Institutional Shares) by the total number of shares of the particular Class outstanding.


Investments in securities traded on a national securities exchange or quoted on the Nasdaq National Market System are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which quotations are not readily available are valued at fair value as determined in good faith by or pursuant to procedures established by the Trustees.

The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the valuation date. Purchases and sales of foreign securities as well as income and expenses related to such securities are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may, to the extent permitted by its investment restrictions, have positions in portfolio securities for which market quotations are not readily available. It may be difficult to determine precisely the fair market value for such investments and there may be a range of values which are reasonable at any particular time. Determination of fair value in such instances will be based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

Net asset value represents the price for purchase orders received and shares tendered for redemption during the period following the previous price determination and prior to the close of the New York Stock Exchange (usually 4:00 p.m., Eastern Time). For purchase orders received and shares tendered for redemption after the closing of the New York Stock Exchange, the Fund will determine net asset value as of the closing on the following trading day.

The net asset value of a share of the Government Money Market Fund is expected by management of the Trust to remain at $1.00 per share. Portfolio securities of the Government Money Market Fund are valued on an amortized cost basis, whereby a security is initially valued at its acquisition cost. Thereafter, a constant straight-line amortization is assumed each day regardless of the impact of fluctuating interest rates. Pursuant to Rule 2a-7 under the 1940 Act, the Board of Trustees has established procedures designed to stabilize the net asset value per share at $1.00. Under most conditions, management of the Trust believes that this will be possible, but there can be no assurance that they can do so on a continuous basis. In connection with its use of the amortized cost method of valuation and in order to hold itself out as a "money market" fund, the Government Money Market Fund will comply with the applicable provisions of Rule 2a-7, and particularly the dollar-weighted average portfolio maturity requirements, the requirements designed to limit its portfolio investments to those instruments which present minimal credit risks, and the portfolio diversification requirements set forth in Rule 2a-7. Calculations are done periodically to compare the value of the Fund's portfolio at amortized cost as compared to current market values. In the event that the per share net asset value should deviate from $1.00 by 1/2 of 1% or more, the Board of Trustees will promptly consider what action, if any, should be taken.

                         DISTRIBUTION AND SERVICE PLAN
                          (Institutional Shares Only)

The Trust has adopted for each Fund a Distribution and Service Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that Institutional Shares of each Fund may pay distribution and related expenses of up to 0.25% each year of the average net assets allocated to Institutional Shares. Expenses permitted to be paid by the Institutional Shares of a Fund include preparation, printing and mailing of prospectuses; reports to shareholders such as semi-annual and annual reports, performance reports and newsletters; sales literature and other promotional materials; direct mail solicitation; advertising; public relations; compensation of sales personnel, brokers, financial planners or others for their assistance with respect to distribution of Institutional Shares, including compensation for such services to personnel of Ryback Management; providing payments to any financial intermediary for shareholder support, administrative and accounting services with respect to beneficial holders of Institutional Shares and such other expenses as may be approved from time to time by the Trust's Board of Trustees for which payment or reimbursement is permitted by applicable law. Payments pursuant to the Distribution Plan may be made only to reimburse expenses incurred during a rolling 12-month period, subject to the annual limitation of 0.25% of average daily net assets allocated to Institutional Shares. The Board of Trustees will review a quarterly written report of amounts expended under the Distribution Plan with respect to each Fund.

The Distribution Plan may be terminated with respect to any Fund at any time by vote of the Trustees who are not "interested persons" or by vote of a majority of the outstanding Institutional Shares of a particular Fund. Any changes in the Distribution Plan that would materially increase the distribution expenses of the Institutional Shares of a Fund requires shareholder approval by the holders of such Institutional Shares. The Distribution Plan will continue in effect for Institutional Shares so long as its continuance is specifically approved at least annually by a majority of the Trustees of the Trust, including a majority of those Trustees who are not "interested persons", by vote cast in person at a meeting called for the purpose of voting on continuation of the Distribution Plan.

                                  PERFORMANCE

ALL FUNDS OTHER THAN THE GOVERNMENT MONEY MARKET FUND

The Funds may from time to time include their "average annual total returns" in communications to present or prospective investors. "Average annual total return" is the annual percentage change in an investment, assuming the reinvestment of dividends and capital gains distributions, over a stated period of time. Because Institutional Shares pay a fee pursuant to the Trust's Distribution Plan, the performance of Institutional Shares will be lower than that of Investor Shares. See "Fund Expenses" and "Distribution and Service Plan".

   "Average annual total return" is a historical measure of performance and is not necessarily indicative of the Funds' future performance. This measure will vary from time to time depending on numerous factors, including market conditions, the composition of each

Fund's portfolio and the operating expenses incurred by each Fund. On occasion, the Funds may compare their performance to that of other recognized financial indices; however, as with other performance data, performance comparisons should not be considered representative of a Fund's relative performance for any future period. Additional information about each Fund's performance also appears in the Lindner Investments Annual Report to Shareholders for the fiscal year ended June 30, 1998, which may be obtained without charge.

Set forth below are line graphs showing the performance of Investor Shares and Institutional Shares of each Fund in comparison to certain selected broad-based securities market indices that the Adviser deems to be appropriate, showing the value of a hypothetical $10,000 initial investment in Investor Shares and Institutional Shares of each Fund at the end of each fiscal year for the past 10 years, or for that shorter period of time that a Fund has been in existence, or since Institutional Shares of a particular Fund were initially sold, where applicable. For purposes of these graphs, it is assumed that all dividends and capital gains distributions from the Funds and the stocks comprising the comparative indices are reinvested.

LINDNER DIVIDEND FUND

Comparison of change in value of $10,000 invested in the S&P 500 Index, in Investor Shares from June 30, 1987, to June 30, 1988 and Institutional Shares from July 9, 1996, to June 30, 1998:

         S&P 500   Lindner Dividend      S&P 500   Lindner Dividend
June 30  Index     Fund-Investor Shares  Index     Fund-Institutional Shares
------   -------   --------------------  -------   ------------------------
1988     $10,000    $10,000
1989      12,051     11,654
1990      14,034     11,839
1991      15,068     12,893
1992      17,086     15,940
1993      19,411     19,123
1994      19,683     19,408
1995      24,806     21,700
1996      31,251     25,202              $10,000 (1)   $10,000 (1)
1997      42,090     27,407               13,795        10,984
1998      54,780     31,450               17,954        12,576
------------
(1) Commencing July 9, 1996

Average annual total return for periods ended June 30, 1998:
        Investor Shares          Institutional Shares
        ---------------          --------------------------
        1 Year   14.75%          1 Year            14.49%
        5 Year   10.46%          Since inception   12.30%
       10 Year   12.14%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

LINDNER GROWTH FUND

Comparison of change in value of $10,000 invested in the S&P 500 Index and the Lindner Growth Fund--Investor Shares from June 30, 1987, to June 30, 1998, and Institutional Shares from July 12, 1996 to June 30, 1998:

          S&P 500  Lindner Growth       S&P 500    Lindner Growth
June 30   Index    Fund-Investor Shares Index      Fund-Institutional Shares
------    -------  -------------------- -------    -------------------------
1988     $10,000   $10,000
1989      12,051    11,651
1990      14,034    12,570
1991      15,068    12,541
1992      17,086    14,746
1993      19,411    16,939
1994      19,683    17,757
1995      24,806    20,401
1996      31,251    24,879              $10,000(1) $10,000(1)
1997      42,090    27,989               13,978     11,535
1998      54,780    28,076               18,192     11,544
----------
(1) Commencing July 12, 1996

Average annual total return for periods ended June 30, 1998:
         Investor Shares           Institutional Shares
         ---------------           --------------------
         1 Year    0.31%           1 Year             0.08%
         5 Year   10.64%           Since Inception    7.75%
        10 Year   11.88%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

LINDNER UTILITY FUND

Comparison of change in value of $10,000 invested in the Dow Jones Utility Index, the NYSE Utilities Index and the Lindner Utility Fund--Investor Shares from October 3, 1993, to June 30, 1998, and Institutional Shares from October 31, 1996 to June 30, 1998:

          Dow Jones
Date of   Utilities   NYSE Utilities   Lindner Utility
Inception Index       Index            Fund-Investor Shares
--------- ---------   --------------   --------------------
10/3/1993 $10,000(1)  $10,000(1)       $10,000(1)
June 30
-------
1994        7,508       8,641           10,039
1995        9,141       9,751           11,295
1996       10,557      11,959           15,291
1997       11,461      13,928           17,475
1998       15,475      19,281           20,192

          Dow Jones
Date of   Utilities   NYSE Utilities  Lindner Utility
Inception Index       Index           Fund-Institutional Shares
--------- ---------   --------------  -------------------------
10/1/1996 $10,000(2)  $10,000(2)      $10,000(2)
June 30
-------
1997       10,373      11,589          11,452
1998       14,005      16,043          13,196
-----------
(1) Commencing October 3, 1993
(2) Commencing October 31, 1996

Average annual total return for periods ended June 30, 1998:
       Investor Shares             Institutional Shares
       ---------------             ---------------------
       1 Year             15.53%   1 Year            15.23%
       3 Year             21.37%   Since Inception   18.15%
       Since Inception    15.98%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE


LINDNER BULWARK FUND

Comparison of change in value of $10,000 invested in the S&P 500 Index and the Lindner Bulwark Fund--Investor Shares from February 11, 1994, to June 30, 1998, and Institutional Shares from July 11, 1996, to June 30, 1998:

Date of    S&P 500  Lindner Bulwark      S&P 500   Lindner Bulwark
Inception  Index    Fund-Investor Shares Index     Fund-Institutional Shares
---------  -------  -------------------- -------   -------------------------
2/11/1994 $10,000   $10,000
June 30
-------
1994        9,556    10,245
1995       12,043    10,255
1996       15,172    12,658             $10,000(1)  $10,000(1)
1997       20,434    10,325              13,989        8,139
1998       26,595     9,285              18,206        7,345
----------
(1) Commencing July 11, 1996

Average annual total return for periods ended June 30, 1998:
       Investor Shares           Institutional Shares
       ---------------           --------------------
       1 Year            -10.08%  1 Year            - 9.75%
       3 Year            - 3.26%  Since Inception   -14.51%
       Since Inception   - 1.72%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

LINDNER/RYBACK SMALL-CAP FUND

Comparison of change in value of $10,000 invested in the Russell 2000 Index and the Lindner/Ryback Small-Cap Fund:

          Russell 200 Lindner/Ryback  Russell 2000   Lindner/Ryback
Date of   Small-Cap   Small-Cap Fund  Small-Cap      Small-Cap Fund
Inception Index       Investor Shares Index          Institutional Shares
--------- ----------- --------------  ------------   --------------------
1/24/1994  $10,000        $10,000
June 30
------
1994         9,140          9,580
1995        10,815         10,954
1996        13,408         13,774         $10,000 (1)      $10,000 (1)
1997        15,581         17,211          11,792           12,123
1998        18,197         19,836          13,772           13,942
-------------
(1) Commencing November 1, 1996

Average annual total return for periods ended June 30, 1998:
         Investor Shares               Institutional Shares
         ---------------               -------------------------
         1 Year           15.24%       1 Year             15.02%
         3 Year           21.87%       Since Inception    22.16%
         Since Inception  16.69%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE


LINDNER INTERNATIONAL FUND

Comparison of change in value of $10,000 invested in the Morgan Stanley Europe, Australasia and Far-East Index and the Lindner International Fund-- Investor Shares from January 3, 1995, to June 30, 1998, and Institutional Shares from October 31, 1996, to June 30, 1998:

                          Lindner                         Lindner
                          International                  International
Date of   Morgan Stanley  Fund-Investor  Morgan Stanley  Fund-Institutional
Inception EAFE Index      Shares         EAFE Index      Shares
--------- --------------  -------------  --------------  ------------------
1/1/1995  $10,000         $10,000
June 30
-------
1995       10,260          10,099
1996       11,623          11,047        $10,000(1)      $10,000(1)
1997       13,115          12,681         11,415          11,706
1998       13,915          11,090         12,111           9,269
-----------
(1) Commencing November 1, 1996

Average annual total return for periods ended June 30, 1998:
     Investor Shares              Institutional Shares
     ---------------              --------------------
     1 Year          -20.31%      1 Year             -20.82%
     Since Inception 0.30% Since inception - 4.47% PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

Lindner Government Money Market Fund (Investor Shares)

From time to time, in advertisements or in reports to shareholders, the performance and yield of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of the Fund may be compared to the Donoghue's Treasury Money Fund Average, which is an average compiled by IBC/Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of Government Money Market funds, or to the average yields reported by the Bank Rate Monitor for Government Money Market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance and yield of the Fund.

The "yield" of the Fund will refer to the income generated in the Fund over a seven-day period identified in the advertisement. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the "effective yield" slightly higher because of the compounding effect of the assumed reinvestment.

The Fund's yield is based on historical earnings and will fluctuate and should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance and yield are generally functions of the kind, quality and maturity of the instruments held in the Fund, operating expenses, and market conditions. The fees which may be imposed by Institutions or other financial intermediaries on their customers for cash management and other services are not reflected in the Fund's calculations of yield.

                               OTHER INFORMATION

   When issued, the shares of the Funds will be fully paid, nonassessable and redeemable. Each shareholder is entitled to one vote for each share owned, with each fractional share receiving the same proportion of a vote. The Funds do not intend to hold annual meetings; they may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing trustees when requested in writing to do so by the shareholders of any Fund holding at least 10% of the outstanding shares of a Fund entitled to be cast at such meeting. The term of office of each trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of all Funds may remove a trustee from that position either by declaration in writing or by votes cast in person or by proxy at a meeting called for that purpose. As of August 31, 1998, no person controlled the Trust, as defined under the 1940 Act.

The shares of each Fund except the Government Money Market Fund are divided into two classes. The Government Money Market Fund has only one class of shares outstanding. Each share has one vote and shareholders will vote in the aggregate and not by Class, except as to any matter that affects only one Class of shares or as otherwise required by law. Only holders of Institutional Shares will be entitled to vote on matters relating to the Trust's Distribution Plan.

Shareholders will vote by series except as otherwise required by the 1940 Act. Matters affecting an individual Fund include, but are not limited to, the investment objective, policies and restrictions of that Fund. Shares have no subscription, preemptive or conversion rights. Certificates will not be issued unless requested by an investor. Shares do not have cumulative voting rights when voting on the election of Trustees.
Therefore, the holders of more than 50% of the aggregate number of shares of all Funds of the Trust may elect all the Trustees.

Under the laws of certain jurisdictions, the shareholders of a business trust may, under certain circumstances, be held personally liable for its obligations. Therefore, the Declaration of Trust for the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. In addition, upon payment of any such liability, a shareholder will be entitled to reimbursement from the general assets of the Fund in which that shareholder has an interest. In the event that such Fund was unable to meet this obligation, the remaining Funds would assume the unsatisfied obligation of that Fund. The Trustees intend to conduct the operations of the Trust, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust or any of the Funds.

The Trust will send annual and semi-annual reports  to its shareholders.
The financial statements appearing in the annual reports will be audited by independent auditors. In addition, Ryback, as transfer agent, will send to each shareholder having an account directly with the Trust a confirmation statement with respect to each transaction effected in the account, showing transactions in the account, the total number of shares owned and any dividends or distributions paid. All securities and cash of the Funds will be held by the Custodians. Ryback will act as dividend disbursing and transfer agent for each of the Funds. Inquiries regarding the Trust or the Funds may be directed in writing to Lindner Investments, 7711 Carondelet, Suite 700, St. Louis, Missouri 63105, or by calling (800) 995-7777.

                                    COUNSEL

Legal matters for the Trust and the validity of the shares of each series of the Trust will be passed upon by Dykema Gossett PLLC, Detroit, Michigan, counsel to the Trust.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE CURRENT SAI OF LINDNER INVESTMENTS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY LINDNER INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BY ANY SALE OF, THESE SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL. THE DELIVERY OF THIS PROSPECTUS AT ANY TIME SHALL NOT IMPLY THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF LINDNER INVESTMENTS OR THE FUNDS SINCE THE DATE HEREOF.

       54            APPENDIX--DESCRIPTION OF BOND RATINGS

Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P")
Bond Rating Definitions

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Note: The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show the relative standing within the major categories.

Moody's Investors Service, Inc.
Corporate Bond Rating Definitions

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aaa through B in its corporate bond rating system. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                                 [BACK COVER]

   Additional information about the Funds is contained in the Annual and Semi-Annual Reports to Shareholders of Lindner Investments, including financial statements, detailed performance information, portfolio holdings, management's discussion of Fund performance and, in the Annual Report only, the auditor's report. The SAI contains more detailed information on all aspects of the Funds and is incorporated by reference in (legally considered to be part of) this Prospectus. To request a free copy of the current Annual or Semi-Annual Report to Shareholders or the current SAI, write or call:

         LINDNER INVESTMENTS
         7711 Carondelet Avenue, Suite 700
         St. Louis, Missouri 63105
         Phone:(800) 995-7777; Fax: (314) 727-9306
         Internet Website: http://www.lindnerfunds.com

INVESTMENT ADVISER:   Ryback Management Corporation
CUSTODIANS:           Star Bank, N.A.
                      The Chase Manhattan Bank, N.A.
COUNSEL:              Dykema Gossett PLLC
INDEPENDENT AUDITORS: Deloitte & Touche LLP
TRANSFER AGENT:       Ryback Management Corporation

Information about the Funds can be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. This information is also available on the SEC's Internet Website (http://www.sec.gov) to view the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

                                       Ticker Symbols
   Investor Shares:                    --------------
LINDNER DIVIDEND FUND:                     LDDVX
LINDNER GROWTH FUND:                       LDNRX
LINDNER UTILITY FUND:                      LDUTX
LINDNER BULWARK FUND:                      LDNBX
LINDNER/RYBACK SMALL-CAP FUND:             LDRSX
LINDNER INTERNATIONAL FUND:                LDINX
LINDNER HIGH-YIELD BOND FUND:              LDHYX

Institutional Shares do not yet have ticker symbols

   Investment Company Act File No. 811-7932              [LOGO] LINDNER FUNDS

                     PROSPECTUS DATED SEPTEMBER 30, 1998

                                    PART B



                              LINDNER INVESTMENTS

                      STATEMENT OF ADDITIONAL INFORMATION

                                      for

                                INVESTOR SHARES
                                      and
                             INSTITUTIONAL SHARES
                                      of
                             LINDNER DIVIDEND FUND
                              LINDNER GROWTH FUND
                             LINDNER UTILITY FUND
                             LINDNER BULWARK FUND
                         LINDNER/RYBACK SMALL-CAP FUND
                          LINDNER INTERNATIONAL FUND
                         LINDNER HIGH-YIELD BOND FUND

                                      and

                                INVESTOR SHARES
                                      of
                     LINDNER GOVERNMENT MONEY MARKET FUND


This Statement of Additional Information ("Statement of Additional Information" or "SAI") is meant to be read in conjunction with the Lindner Investments (the "Trust") Prospectus dated September 30, 1998, for its separate series of funds identified above (each a "Fund" and collectively, the "Funds") and is incorporated by reference in its entirety into the Prospectus. The Funds are separate series of the Trust and each represents a separate portfolio of securities and other assets with its own objective and policies. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectus may be obtained by writing or calling Lindner Investments as shown below. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

   The Annual Report of Lindner Investments for the fiscal year ended June 30, 1998, which has been distributed to shareholders of each Fund pursuant to Section 30(d) of the Investment Company Act of 1940, is hereby incorporated into this Statement of Additional Information by reference. A copy of this Annual Report will be provided to any person to whom this Statement of Additional Information is sent or given, except that holders of shares who have otherwise received an Annual Report will only be sent an additional copy upon request to the Trust. Any such request should be made by mail to the Trust at 7711 Carondelet, P.O. Box 11208, St. Louis, Missouri 63105, or by phone to (800) 995-7777.


                              September 30, 1998

                               TABLE OF CONTENTS
                                      and
                      CROSS-REFERENCE SHEET TO PROSPECTUS

                                SAI
Discussion                      Page  Prospectus Title and Page
----------                      ----  -------------------------
Definitions                     1   Not discussed in Prospectus
Investment Objectives, Policies
 and Restrictions--
  Income Funds                  2  Investment Objectives and Policies, p. 11
  Growth Funds                  5  Investment Objectives and Policies, p. 11
  Investment Restrictions       9   Other Investment Practices, p. 19
Management of the Trust         24  Management of the Trust, p. 30
Control Persons and Principal
 Holders of Securities          25  Not discussed in Prospectus
Investment Advisory and Other
 Services--
  Controlling Persons           26  Management of the Trust-Investment
                                      Adviser, p. 30
  Services Provided by Adviser  27  Management of the Trust-Investment
                                      Adviser, p. 30
  Adviser Compensation          27  Management of the Trust-Investment
                                      Adviser, p. 30
  Subadviser (Government Money
   Market Fund)                 29  Management of the Trust-Subadviser
                                      (Government Money Market Fund), p. 33
   Transfer Agent               30  Management of the Trust-Transfer and
                                      Dividend Paying Agent, p. 33
   Administrator (Government
     Money Market Fund)         31  Management of the Trust-Administrator,
                                       p.30
   Distribution and Service Plan 31 Distribution and Service Plan, p. 47 Custodians and Independent
     Auditors                   33  Management of the Trust-Custodians and
                                      Independent Auditors - p. 33
Brokerage Allocation            33  Not discussed in Prospectus
Purchase, Redemption and
 Pricing of Securities--
   All Funds Other Than Government
     Money Market Fund          36  Pricing of Shares for Purchase or
                                      Redemption, p. 45
   Government Money Market Fund 37  Pricing of Shares for Purchase or
                                      Redemption, p. 45
Additional Performance
 Information--
  All Funds Other Than
   Government Money Market Fund 39  Not discussed in Prospectus
  Government Money Market Fund  40  Not discussed in Prospectus
Financial Statements            41  Not discussed in Prospectus
Certain Other Matters--
 Liability of Trustees and
   Others                       41  Not discussed in Prospectus
 Description of Series and
   Shares                       42  Not discussed in Prospectus
 Registration Statement         43  Not discussed in Prospectus

                                  DEFINITIONS

For purposes of this Statement of Additional Information, the reader should assume that the terms defined below have the meanings indicated, unless the context requires otherwise.

   "Administration Agreements" means the Administrative Service Agreements dated as of May 20, 1996, and April 1, 1998, each of which is between the Trust and the Adviser, which pertain to the Government Money Market Fund and the High-Yield Bond Fund, respectively.

"Adviser" or "Ryback Management" means Ryback Management Corporation, a corporation organized and existing under the laws of the State of Michigan, having its principal offices at 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105.

   "Advisory Contracts" means the Advisory and Service Contracts dated as of September 23, 1993, December 29, 1994, and June 29, 1995, and the Advisory Contracts dated as of May 20, 1996, and April 1, 1998, each of which is between the Trust and the Adviser.

   "Agency Agreements" means the Agency Agreement, dated September 23, 1993, as amended, and the Transfer Agency Agreements dated as of May 20, 1996, and April 1, 1998, each of which is between the Trust and Ryback Management.

"Class" means either the class of Investor Shares or the class of Institutional Shares of each Fund other than the Government Money Market Fund.

   "Fund" means each of Lindner Dividend Fund, Lindner Growth Fund, Lindner Utility Fund, Lindner Bulwark Fund, Lindner/Ryback Small-Cap Fund, Lindner International Fund, Lindner High-Yield Bond Fund and Lindner Government Money Market Fund, each of which has been established by the Trust a separate series.

   "Prospectus" means the Prospectus of the Trust dated September 30, 1998.

"Small-Cap" means a company with a market capitalization of $750 million or less.

"Trust" means Lindner Investments, a business trust organized and existing under the laws of the Commonwealth of Massachusetts, having its principal offices at 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105.

"Utilities" means domestic and foreign public utilities, including, but not limited to, gas, electric, telecommunications, cable television, water and energy utilities.

"1940 Act" means the federal Investment Company Act of 1940, as amended.

               INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

   The investment objectives of each Fund are described below. Differences in investment objectives and policies and practices among the Funds, differences in the degree of acceptable risk, tax considerations and the judgment of the portfolio manager are among the factors that can be anticipated to affect the investment return of each Fund. As a result of such differences, the performance results of each Fund may differ even though more than one Fund may utilize similar investment techniques. Each Fund's investment objective is a fundamental investment policy and may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund, which is defined in the 1940 Act to mean the lesser of (a) 67% of the shares of the Fund at a meeting at which more than 50% of the shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

Income Funds

   The primary investment objective of four Funds is the production of current income. In the case of the Dividend Fund and the Utility Fund, capital appreciation is a secondary objective and, although a factor in investment decisions, will be sought only in situations in which it is compatible with this primary objective. The investment objective of the High-Yield Bond Fund is to produce maximum current income. The Government Money Market Fund seeks to provide current income with emphasis on the preservation of capital and liquidity. These Funds are:

Lindner Dividend Fund. The Dividend Fund will invest in any or all of the following kinds of securities, named in order of preference, with each portfolio security designed to yield substantial investment income: (1) Common stocks paying substantial dividends which the Adviser expects to be maintained or increased; (2) Preferred stocks or bonds convertible into common stock; (3) Other preferred stocks or bonds; (4) Debt securities issued or guaranteed by the United States or its agencies or instrumentalities; (5) Securities sold by companies or institutional investors in private placement transactions which qualify as "Rule 144A Securities"; and (6) Securities issued by real estate investment trusts ("REITs").

Under normal circumstances, dividend-paying common or preferred stocks will constitute at least 65% of the Dividend Fund's total assets. For temporary defensive purposes, however, investments in common stocks will be substantially reduced or eliminated when the Adviser considers market or economic conditions to be unfavorable for investment in common stocks. Preferred stocks may be reduced or eliminated when the Adviser expects long-term interest rates to increase. Under the circumstances described above, these stock investments will be replaced with bonds or other debt instruments whose interest rates and maturities are expected to provide optimum income consistent with some protection of principal. The Dividend Fund does not intend to purchase securities for short-term trading purposes, but it will make changes in its portfolio to improve income or appreciation, without regard to the length of time the security has been held.

In selecting bonds for investment, the Adviser weighs the current yield and yield to maturity against the issuer's financial condition and earnings, but is not limited as to investment quality. A portion of the Dividend Fund's assets are currently invested in high-yield, high-risk debt securities (commonly referred to as "junk bonds"). The Dividend Fund will not invest more than 35% of its total assets in junk bonds at any time, based upon market value at the time of investment. See "Risk Factors - Common Risks - High Risk/High Yield, Low-Rated Securities."

Lindner Utility Fund. The Utility Fund will invest in any or all of the following kinds of securities, named in order of preference, with each portfolio security intended to yield substantial investment income over time: (1) Common stocks of domestic and foreign public utilities, including, but not limited to, gas, electric, telecommunications, cable television, water and energy utilities ("Utilities"); (2) Preferred stocks or bonds convertible into common stock issued by Utilities; (3) Other preferred stocks or bonds issued by Utilities; (4) Common stocks, preferred stocks and bonds convertible into common stock and other preferred stocks and bonds issued by companies other than utilities, including up to 35% of total assets in junk bonds if it believes that doing so will result in capital appreciation or produce income on idle cash; (5) Debt securities issued or guaranteed by the United States or its agencies or instrumentalities; and (6) Securities sold by companies or institutional investors in private placement transactions which qualify as Rule 144A Securities.

In accordance with its primary objective of producing current income, substantially all of the Utility Fund's investments will be income producing and, under normal circumstances, at least 65% of the Utility Fund's total assets will be invested in common or preferred stocks issued by Utilities. Under some circumstances, the Utility Fund may purchase securities not paying dividends or interest at the time of purchase in anticipation that the issuer of such securities will begin or resume the payment of dividends or interest, as the case may be, in the foreseeable future. For temporary defensive purposes, however, investments in common stocks may be substantially reduced or eliminated if the Adviser considers market or economic conditions to be unfavorable for investment in common stocks and investment in preferred stocks may be reduced or eliminated if the Adviser expects long-term interest rates to increase. Under the circumstances described above, these stock investments will be replaced with bonds or other debt instruments, including junk bonds (but only up to 35% of total assets), whose interest rates and maturities are expected to provide optimum income consistent with the protection of principal. Investments in high-yield debt securities made for temporary defensive purposes will generally emphasize those with short-term maturities in order to protect principal and reduce the Fund's exposure to the price volatility of these types of debt securities.

   Lindner High-Yield Bond Fund. To achieve its objective, the High-Yield Bond Fund invests primarily in high-yielding, high-risk corporate bonds and notes (often called "junk bonds"), which generally are unrated or carry lower ratings (Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.("S&P")) than those assigned by S&P or Moody's to investment grade bonds and notes. The Fund may also invest a portion of its assets in debt securities not paying current income if the Adviser believes that interest, payments or dividends on such securities are likely to be restored in the future. Except for temporary defensive purposes, the Fund will invest at least 65% of the value of its assets in junk bonds. Consistent with its objective of producing maximum current income, the Fund may invest up to 20% of its total assets in common stocks, convertible or non-convertible preferred stocks, including non-investment grade preferred stock, and other securities having the characteristics of equity securities. Certain preferred stock issues may offer higher yields than similar bond issues because their rights are subordinated to the bonds. Consequently, such preferred stock issues will have a greater risk potential. Investments other than in junk bonds or such equity securities will be in short-term money market instruments, including certificates of deposit, commercial paper, securities issued, guaranteed or insured by the U.S. Government, its agencies and instrumentalities, and other income producing cash items. The Fund may invest up to 10% of its total assets in securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign debt securities and their markets may not be as liquid as U.S. securities and their markets. Securities of some foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign debt securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.

Lindner Government Money Market Fund. The Government Money Market Fund seeks to achieve its objective by investing exclusively in United States dollar denominated obligations. The dollar-weighted average maturity of the Government Money Market Fund will not exceed 90 days, and all securities purchased will have a maturity of 397 days or less at the time of acquisition (except for securities underlying certain repurchase agreements and certain variable rate and floating rate instruments). Normally, the Government Money Market Fund will hold securities to maturity but may dispose of any instrument if the Adviser deems the action appropriate because of redemption requirements, reduction in credit quality, a reduction in the instrument's rating, or other reasons. Even though most securities are expected to be held to maturity, the fact that they will have maturities of 397 days or less will result in high portfolio turnover. The Government Money Market Fund seeks to maintain a constant $1.00 per share net asset value, although this cannot be assured.

The Government Money Market Fund will invest in short-term securities issued or guaranteed by the United States Government, its agencies and instrumentalities and in repurchase agreements secured by such securities. These include issues of the United States Treasury, such as bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government which are established under the authority of an Act of Congress. Issues of such agencies and instrumentalities may include, for example, securities issued by the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Student Loan Marketing Association. Some of these securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are not full faith and credit obligations of the U.S. Treasury but are supported to a limited extent by the discretionary authority of the U.S. Treasury to make loans to the issuer; and others, such as securities issued by the Federal Home Loan Banks, are sponsored by the U.S. Government but are supported only by the credit of the instrumentality itself. No assurance can be given that the U.S. Government would provide financial support to its sponsored instrumentalities if it is not obligated to do so by law. The Government Money Market Fund will invest in the securities of such an instrumentality only when it is satisfied that the credit risk with respect to such instrumentality is minimal. The Government Money Market Fund does not invest in obligations insured by the Federal Deposit Insurance Corporation.

In pursuit of its investment objective, the Government Money Market Fund may engage in repurchase agreement transactions, and may from time to time entirely comprise securities subject to repurchase agreements. Under the terms of a typical repurchase agreement, the fund will acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. Repurchase agreements are considered loans collateralized by the underlying securities. The Government Money Market Fund may enter into repurchase agreements with respect to its portfolio securities with brokers, dealers, and commercial banks, and will engage in such transactions only with institutions included on the Federal Reserve System's list of institutions, commonly referred to as "primary dealers", with whom the Federal Reserve open market desk will do business. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than 102% of their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Government Money Market Fund's ability to dispose of the underlying securities. The Adviser, acting under the supervision of the Trustees, reviews the credit-worthiness of institutions with whom the Government Money Market Fund enters into repurchase agreements to evaluate these risks, and also monitors the status of repurchase agreements to insure that the value of the collateral equals or exceeds 102% of the amount of the repurchase obligation and in the event of a shortfall takes such action as it deems appropriate (which may include a demand for additional collateral from the selling institution and will include such a demand if the value of the collateral has fallen below 100% of the amount of the repurchase obligation). This fund may also lend its portfolio securities to brokers, dealers, and financial institutions provided that cash or cash equivalent collateral, or letters of credit to the extent permitted by law, equal to at least 100% of the market value of the securities loaned, is maintained by the borrower. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

Growth Funds

The primary investment objective of four Funds is growth through capital appreciation. For each Fund, current income, although a factor in portfolio selection, is secondary to its primary objective. These Funds are:

Lindner Growth Fund. The Growth Fund will invest substantially all its assets in common stocks or securities convertible into common stocks, without regard to quality or rating. Derivative securities, such as warrants, will not be purchased but may be retained if they are received as distributions from the issuers of securities held by the Growth Fund. The Growth Fund may also invest to a limited degree in (i) nonconvertible preferred stocks and debt securities without regard to quality or rating (but the Growth Fund will not invest more than 10% of its total assets in junk bonds at any time), (ii) Rule 144A Securities and (iii) securities issued by REITs. For temporary defensive purposes, when the Adviser considers market or economic conditions to be unfavorable to investments in common stocks, the Growth Fund may invest all or any portion of its assets for defensive purposes in short-term United States Government securities or other short-term debt securities, including junk bonds. Such unfavorable conditions particularly include interest rate levels or stock price-to-earnings ratios in excess of historical norms.

Lindner Bulwark Fund.   The Bulwark Fund seeks growth of capital through
investments in undervalued securities and precious metal investments that are believed to have demonstrated a record of capital preservation during periods of economic distress, and it will seek to invest in sectors and investments intended to protect against the erosion of the value of financial assets. The Bulwark Fund intends to operate in a manner that will cause it to be classified as a "non-diversified" investment company, which means that at any time, or from time to time, the Bulwark Fund may have a portfolio investment in securities of a single issuer or corporation that represents more than 10% of the outstanding voting stock of such issuer or corporation. To the extent that the Bulwark Fund invests in this manner, an investment in the Bulwark Fund may involve greater risks than an investment in other types of "diversified" mutual funds due to risks associated with that particular issuer.

The Bulwark Fund will invest in any or all of the following securities and engage in any or all of the following investment activities: (1) Publicly traded common stocks of domestic and foreign companies engaged in the production of precious metals and other natural resources; (2) Publicly traded common stocks of domestic and foreign companies which can maintain value during inflationary periods such as companies with undervalued liquid assets, proprietary market positions, pricing flexibility and high returns on invested capital; (3) Publicly traded preferred stocks or bonds convertible into common stock issued by such companies; (4) Other publicly traded preferred stocks or bonds issued by such companies, including securities issued by REITs which are listed on a national securities exchange or eligible to be quoted in the Nasdaq Stock Market; (5) Short sales of securities in order to profit from declines in stock prices; (6) Securities sold by companies or institutional investors in private placement transactions which qualify as Rule 144A Securities; (7) All or portions of secured or unsecured loans originally made by banks, insurance companies or other financial institutions; (8) Debt securities issued or guaranteed by the United States or its agencies or instrumentalities including mortgage securities and derivatives; (9) Gold, silver or platinum bullion, or other precious metals and precious metal options and futures; and (10) Options and futures on any security or index. As among the several categories of investments described above, the Bulwark Fund may invest up to 35% of its assets in bonds and other forms of debt securities including junk bonds, if it believes that doing so will result in capital appreciation or income on idle cash. See "Risk Factors - Common Risks - High-Risk/High-Yield, Low-Rated Securities."

In addition, during the period that there has been a decline of more than 10% in either the S&P 500 Index or the Nasdaq Composite Index from their respective 12-month high points, the Bulwark Fund will concentrate its investments by investing more than 25% of its total assets in securities of domestic and foreign companies engaged in the production of precious metals or other natural resources. While concentrated in this manner, the Bulwark Fund will be subject to a greater extent to the higher than normal price volatility of such types of investments. However, the Adviser believes that concentration in such types of securities will better preserve capital in situations of a general market decline. At June 30, 1998, the Bulwark Fund was concentrated in these types of investments. At any time the Adviser deems it advisable for temporary defensive purposes or to meet redemptions, the Bulwark Fund may hold all its assets in cash or cash equivalents, which include liquid short-term United States government securities.

The Bulwark Fund may engage in short-term transactions if such transactions further its primary investment objective of growth of capital. Short sales, trading in options and futures and trading in commodities are typically short-term investments. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities, and the portfolio turnover rate of the Bulwark Fund is expected to exceed 200%, which is higher than most mutual funds. However, the Adviser does not expect the annual portfolio turnover rate of the Bulwark Fund to exceed 450%. To the extent short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. However, certain tax rules may restrict the Bulwark Fund's ability to sell securities in some circumstances when the security has been held for less than three months. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

Lindner/Ryback Small-Cap Fund. The Small-Cap Fund intends to invest substantially all its assets in common stocks or securities convertible into common stocks, and will invest at least 65% of its total assets in companies with a market capitalization of not more than $750 million. Market capitalization means the total market value of a company's outstanding common stock.

The Small-Cap Fund may invest in any or all of the following kinds of securities: (1) Common stocks or securities convertible into common stocks;
(2) Non-convertible preferred stocks or bonds without regard to quality or rating; (3) Debt securities issued or guaranteed by the United States or its agencies or instrumentalities; (4) Securities sold by companies or institutional investors in private placement transactions which qualify as Rule 144A Securities; and (5) Securities issued by REITs which are listed on a national securities exchange or eligible to be quoted in the Nasdaq Stock Market. Derivative securities, such as warrants, will not be purchased but may be retained if they are received as distributions from the issuers of securities held by the Small-Cap Fund. Under temporary market or economic conditions which the Adviser considers unfavorable to investments in common stocks, the Small-Cap Fund may invest all or any portion of its assets for defensive purposes in short-term United States government securities. As among the several categories of investments described above, the Small-Cap Fund may invest up to 20% of its assets in bonds and other forms of debt securities including junk bonds, if it believes that doing so will result in capital appreciation or income on idle cash. See "Risk Factors - Common Risks - High-Risk/High-Yield, Low-Rated Securities."

Lindner International Fund. The International Fund intends to ordinarily invest at least 65% of its total assets in common stocks and securities convertible into or exchangeable for common stocks of companies that are organized and have their principal business activities and interests outside the United States. The International Fund will invest only in convertible securities that are rated "B" or better by Standard and Poor's Ratings Group or Moody's Investors Service, Inc. (or if unrated, those deemed by the Adviser to be of comparable quality). The International Fund will not invest more than 20% of total assets in convertible securities that are rated below investment grade or, if unrated, are deemed by the Adviser to be below investment grade (i.e., junk bonds), based on market value at the time of investment. The International Fund intends to be widely diversified across securities of many corporations located in three or more foreign countries. The International Fund will invest in emerging markets which may not yet fully reflect the potential of the developing economy. There are no prescribed limits on geographic asset distribution and the International Fund has the authority to invest in securities traded in securities markets of any country in the world. In appropriate circumstances, such as when a direct investment by the International Fund in the securities of a particular country cannot be made, or when the securities of another investment company are more liquid than its underlying portfolio securities, the International Fund may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities. As a shareholder of another investment company, the International Fund may indirectly bear advisory and service fees that are in addition to the fees the International Fund pays to its Adviser and other service providers.

The International Fund intends to invest principally in the securities of financially strong companies that are believed to present opportunities for growth within expanding international economies and markets through increased earning power and improved utilization or recognition of assets. Investment may be made in equity securities of companies of any size, whether or not traded on a recognized securities exchange. It may invest in companies whose earnings are believed by the Adviser to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value is thought by the Adviser to be undervalued. It may invest in small and relatively less well-known companies, which may have more restricted product lines or more limited financial resources than larger, more established companies and may be more severely affected by economic downturns or other adverse developments. Trading volume of these companies' securities may also be low and their market values volatile.

Although it is the policy of the International Fund to purchase and hold securities for capital appreciation, changes in the portfolio of the International Fund generally will be made whenever its portfolio manager believes they are advisable. Portfolio changes may result from liquidity needs, securities having reached a price or yield objective, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. Because the investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result.

To a limited extent, the International Fund may engage in short-term transactions if such transactions further its primary investment objective. The International Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities, and the portfolio turnover rate of the International Fund may exceed 100%, which is higher than most equity mutual funds. However, the Adviser does not expect the annual portfolio turnover rate of the International Fund to exceed 150%. To the extent short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. However, certain tax rules may restrict the International Fund's ability to sell securities in some circumstances when the security has been held for less than three months. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

For temporary defensive purposes, when the Adviser considers market or economic conditions to be unfavorable to investments in common stocks, the International Fund may invest all or any portion of its assets for defensive purposes in short-term United States government securities or in short-term foreign government, government agency and in other government entity securities as well as other investment grade short-term securities, including repurchase agreements.

Investment Restrictions

In addition to the investment objectives and policies disclosed herein and in the Prospectus, the Funds are subject to the following investment restrictions and policies, which are matters of fundamental policy and may not be changed without the approval of the holders of the lesser of (i) 67% of the shares of the applicable Fund present or represented at a meeting if the holders of more than 50% of the outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the applicable Fund (a "majority" of the outstanding voting securities):

Common Restrictions

         1. The Funds will not buy securities on margin. For purposes of this limitation, the borrowings by certain Funds permitted under #6 below, and initial and variation payments or deposits in connection with interest rate futures contracts and related options will not be deemed to be the purchase of securities on margin.

         2. The Funds will not underwrite securities of other issuers, except when a Fund may be deemed to be an underwriter as defined in the Securities Act of 1933 in connection with the disposition of a restricted security or a Rule 144A security.

         3. The Funds will not invest as a partner or joint venturer in oil, gas or other mineral leases or development or exploration programs.

         4. The Funds will not make loans to other persons, other than loans of portfolio securities. For purposes of this restriction, the purchase of notes, bonds or other evidence of indebtedness, or the entry into repurchase agreements are not considered loans.

         5. None of the Funds will purchase illiquid securities in excess of 15% of net assets (10% of net assets in the case of the Government Money Market Fund) at the time of purchase, or securities whose sale would not be permitted without registration under the Securities Act of 1933 (the "1933 Act"), other than securities qualifying as Rule 144A Securities under the 1933 Act. For purposes of this restriction, illiquid securities include indebtedness of companies originally incurred in connection with a loan from a bank, insurance company or other financial institution, mortgage derivative Interest Only securities and repurchase agreements with maturities of more than seven days.

         6. The Dividend Fund, Utility Fund, International Fund, Small-Cap Fund and Government Money Market Fund will not borrow money or issue senior securities, except borrowings from banks for temporary or emergency purposes, and not for investment leveraging, provided that borrowing in the aggregate may not exceed 5% of the Fund's net assets (including the amount borrowed) at the time of a borrowing. The Growth Fund may borrow money or issue senior securities of up to 12-1/2% of the value of its total assets at the time of borrowing (including the amount borrowed) and use such loans for investment purposes, and it may secure such loans by pledging not more than 25% of the value of its assets, provided such borrowings are in compliance with the asset coverage requirements of the 1940 Act. The Bulwark Fund may borrow money or issue senior securities of up to 20% of its total assets at the time of borrowing (including the amount borrowed) and use such loans for investment purposes, and it may secure such loans by pledging not more than 40% of the value of its assets, provided such borrowings are in compliance with the asset coverage requirements of the 1940 Act. The High-Yield Bond Fund may borrow money or issue senior securities of up to 15% of the value of its total assets at the time of borrowing (including the amount borrowed), and use such loans for investment purposes, and it may secure such loans by pledging not more than 30% of the value of its assets, provided such borrowings are in compliance with the asset coverage requirements of the 1940 Act.

         7. None of the Funds will invest in companies for the purpose of exercising control, and none of the Funds, other than the Bulwark Fund, will acquire more than 10% of the voting securities of any company (3% in the case of other investment companies). The Bulwark Fund may acquire more than 10% of the voting securities of any company, including securities convertible into voting securities.

         8. None of the Funds, other than the Bulwark Fund, will purchase or sell commodities or commodity contracts. The Bulwark Fund may invest not more than 25% of its total assets in gold, silver and platinum bullion and other precious metals, or option and futures contracts relating to such commodities.

         9. None of the Funds, other than the Bulwark Fund, will make short sales of securities unless at the time of such short sale such Fund owns or has the right to acquire, as a result of the ownership of convertible or exchangeable securities and without the payment of further consideration, or if such fund is entitled, subject to approval by a vote of shareholders of the companies involved, to receive as a result of a pending merger or acquisition, an approximately equal amount of such securities and such fund will retain these securities so long as the fund is in a short position. In the event that any such merger or acquisition shall fail as a result of non-approval by shareholders, such fund will cover the short position at the soonest possible time consistent with prudence. The Bulwark Fund may make short sales even if it does not own or have the right to acquire the underlying security.

         10. None of the Funds, other than the Bulwark Fund and the High-Yield Bond Fund, will purchase put or call options or combinations thereof. The Bulwark Fund will purchase put and call options and will write put and call options, including options on futures and combinations thereof, subject to the limits described below under "Investment Techniques and Types of Securities Applicable to Lindner Bulwark Fund--Limitations on Futures and Options Transactions". The High-Yield Bond Fund may write covered call options, purchase put options, purchase and sell options on interest rate futures and engage in closing transactions with respect to such options. However, the Adviser has no present intention of investing in these types of securities for the High-Yield Bond Fund, and will not do so without the prior approval of the Board of Trustees;

         11. None of the Funds will purchase or sell interests in real estate (including limited partnership interests) or interests in real estate mortgage loans, except that all Funds other than the Utility Fund and the Government Money Market Fund may purchase securities representing interests in real estate investment trusts ("REITs") whose shares are listed for trading on a national securities exchange or eligible to be quoted in the Nasdaq Stock Market.

         12. None of the Funds will purchase securities of any issuer if immediately thereafter more than 5% of its total assets at market would be invested in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities.

Investment Restrictions Applicable to Particular Funds

Lindner Dividend Fund. The Dividend Fund will not make investments in industry segments in excess of the following percentages of the Dividend Fund's total assets, taken at market value at the time of investment:

         Securities of companies in the same industry.............25%
         Securities of electric and gas utilities (subject to
          the 25% limit described above).........................40%
         Rule 144A Securities.....................................25%
         Securities of other investment companies ................10%

Lindner Growth Fund. The Growth Fund will not make investments in industry segments in excess of the following percentages of the Growth Fund's total assets, taken at market value at the time of investment:

         Securities of companies in the same industry.............25%
         Rule 144A Securities ....................................25%
         Securities of other investment companies.................10%

Lindner Utility Fund. The Utility Fund will not make investments in industry segments in excess of the following percentages of the Utility Fund's total assets, taken at market value at the time of investment:

       Securities concentrated in the same industry
          segment (except Utilities, in which, under
          normal circumstances, more than 65% of the
          Utility Fund's assets will be invested)................25%
       Rule 144A Securities......................................25%

Lindner Bulwark Fund. The Bulwark Fund will not make investments in excess of the following percentages of the Bulwark Fund's total assets, taken at market value at the time of investment:

        Securities concentrated in the same industry, except that during the time there has been a decline of more than 10% in either the S&P
          500 Index or the Nasdaq

          Composite Index from their respective 12-month
          high points, the Bulwark Fund will concentrate
          its investments by investing more than 25% of
          its total assets in securities of domestic and
          foreign companies engaged in the production of
          precious metals or other natural resources.............25%
       Rule 144A Securities......................................25%

Lindner/Ryback Small-Cap Fund. The Small-Cap Fund will not make investments in excess of the following percentages of the Small-Cap Fund's total assets, taken at market value at the time of investment:

       Securities of companies in the same industry..............25%
       Rule 144A Securities......................................25%
       Securities issued by REITs ...............................15%

Lindner International Fund. The International Fund will not make investments in excess of the following percentages of the International Fund's total assets, taken at market value at the time of investment:

       Securities of companies in the same industry..............25%
       Rule 144A Securities......................................25%
       Securities issued by REITs................................15%
       Securities of other investment companies..................10%

Lindner High-Yield Bond Fund. The High-Yield Bond Fund will not make investments in excess of the following percentages of the High-Yield Bond Fund's total assets, taken at market value at the time of investment:

       Securities of companies in the same industry..............25%
       Rule 144A Securities......................................15%

Lindner Government Money Market Fund. The Government Money Market Fund will invest only in United States Government Securities and in repurchase obligations secured by such securities, without regard to the percentage of net assets invested in any particular type of such securities. The Government Money Market Fund will not invest more than 20% of its net assets in repurchase agreements with any one primary dealer.

Common Investment Techniques and Types of Securities

High-Risk, High-Yield Lower-Rated Debt Securities ("junk bonds"). All of the Funds other than the Government Money Market Fund anticipate that a portion of their assets will be invested in lower-rated, high-yield/high-risk securities rated BB or lower by S&P or Ba or lower by Moody's that have poor protection of payment of principal and interest .
See the Appendix to the Prospectus for a description of these ratings.
These securities often are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising rates. While the market for junk bonds has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the junk bond market, especially during periods of economic recession. These junk bonds are subject to certain risks that may not be present with investments in higher grade securities, including the following:

         --Youth and Growth of High Yield Bond Market. Recently, many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn is likely to have a negative effect on the junk bond market and on the value of junk bonds held by the Funds, as well as on the ability of the issuers to repay principal and interest on their borrowings.

         --Sensitivity to Interest Rate and Economic Changes. Although prices of junk bonds may be less sensitive to interest rate changes than higher-rated investments, junk bonds are generally more sensitive to adverse economic changes or individual corporate developments. During a strong economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Accordingly, there could be a higher incidence of default. This would adversely affect the value of junk bonds and each Fund's net asset value. In addition, if the issuer of a security defaulted, the Funds might incur additional expenses to seek recovery. Periods of economic uncertainty also increase volatility of market prices of junk bonds and each Fund's resulting net asset value.

         --Payment Expectations. Generally, when interest rates rise, the value of bonds, including junk bonds, tends to decrease; when interest rates fall, the value of bonds tends to increase. If an issuer of a high-yield security containing a redemption or call provision exercises either provision in a declining interest rate market, the Funds would have to replace the security, which could result in a decreased return for holders of shares in the Funds. Conversely, if the Funds were to experience unexpected net redemptions in a rising interest rate market, they might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which the Funds' expenses could be allocated and a reduced rate of return for the Funds.

         --Liquidity and Valuation. Junk bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of junk bonds tend to be institutions, rather than individual investors, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many junk bonds may not be as liquid as higher-grade bonds. The ability of the Funds to value or sell junk bonds will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and, therefore, the responsibility of the Trust's board of trustees to value junk bonds becomes more difficult, with judgment playing a greater role.

Since the risk of default is higher for junk bonds, the Adviser's research and credit analysis are an integral part of managing securities of this type that are held by the Funds. In considering investments for the Funds, the Adviser attempts to identify those issuers of junk bonds whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. In addition, the Funds may chose, at their expense or in conjunction with others, to pursue litigation or otherwise exercise their rights as holders of debt securities if they determine this course of action to be in the best interest of their shareholders.

Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Foreign investing also involves political and economic risks. Foreign investments may be adversely affected by actions of foreign governments, including exploration or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency in to U.S. dollars, or other government intervention.
There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. No assurance can be given that the Adviser will be able to anticipate or counter these potential events.

These risks generally are magnified by investments in developing countries. Developing countries may have relatively unstable governments, economies based only a few industries, and securities markets that trade a small number of securities. The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons.
Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depository Receipts and European Depository Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a banker or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. For example, any of the Funds other than the Government Money Market Fund may, and currently the International Fund and the Utility Fund intend to, invest in securities issued by companies organized under the laws of the Russian Federation ("Russia"), either by purchasing such securities directly, by purchasing ADRs or EDRs or by purchasing fractional undivided interests in offshore trusts that invest in such securities. There are additional risks associated with investing in securities of Russian issuers, including the lack of available financial information which has been prepared and audited in accordance with U.S. or Western European accounting principles and auditing standards, the extremely volatile and often illiquid nature of the secondary market for Russian securities, the lack of any modern system of certification for Russian securities and the somewhat precarious "book entry" system that exists for recording ownership of Russian securities (which may adversely effect a person's ability to prove ownership of good title to Russian securities), and the potential for unfavorable action by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign (i.e., non-Russian) entities.

   Under normal circumstances, the International Fund expects to invest at least 65% of its assets in foreign securities. For the Utility Fund and the Bulwark Fund, holdings in foreign securities will be limited to 35% of each fund's net assets, including a limit of 10% of each Fund's net assets in securities primarily traded in the markets of any one country. As an operating policy, the Growth Fund and the Small-Cap Fund may invest up to 25% of net assets in foreign securities, and the High-Yield Bond Fund may invest up to 10% of net assets in foreign securities; however, these limitations are not fundamental policies and may be changed without the consent of the holders of the majority of such fund's outstanding voting securities.

Securities Lending. The Funds, except for the Utility Fund, may lend securities to parties such as broker-dealers, banks, or institutional investors. The Funds will retain ownership of the securities loaned and, at the same time will earn additional income. Because there may be delays in the recovery of securities loaned, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose credit-worthiness is deemed satisfactory by the Adviser. In addition, securities loans will only be made if, in the judgment the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the SEC staff that the Funds may engage in securities loan transactions only under the following conditions: (1) the Funds must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) exceeds the value of the collateral; (3) after giving notice, the Funds must be able to terminate the loans at any time;
(4) the Funds must receive reasonable interest on the loans or flat fees from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loans and to any increase in market value; (5) the Funds may pay only reasonable custodian fees in connection with the loans; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loans or by entering into alternative arrangements with the borrower. Cash received through loan transactions may be invested in any security in which the Funds are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market risks.

   Leverage (Growth Fund, Bulwark Fund and High-Yield Bond Fund).
Leveraging creates an opportunity for increased net income and capital appreciation but, at the same time, creates special risk considerations.
For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expense for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed monies is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

   Borrowing from banks will not exceed 12-1/2% of the Growth Fund's assets, 20% of the Bulwark Fund's assets or 15% of the High-Yield Bond Fund's assets at the time of borrowing. The 1940 Act requires a Fund to maintain continuous asset coverage (total assets including borrowing minus liabilities excluding borrowings) of 300% of the amount borrowed. If due to market fluctuations or other reasons a Fund's asset coverage falls below this level, the Fund may be required to sell some of its portfolio holdings within three days to reduce debt and restore asset coverage. Any such sale may occur at a time when it is disadvantageous to the Fund to sell securities.

   Illiquid Investments. The Dividend Fund, Growth Fund, Bulwark Fund, High-Yield Bond Fund and International Fund may invest up to 15% of their net assets in illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of investments and, through reports from the Adviser, the Board monitors trading activity in illiquid investments. In determining the liquidity of investments, the Adviser may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered to be illiquid include over-the-counter options, non-government stripped fixed-rate mortgage-backed securities, Interest Only mortgage derivative securities and any other restricted or foreign securities determined by the Adviser to be illiquid. However, with respect to any OTC options that the Bulwark Fund writes, all or a portion of the value of the underlying instrument maybe illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Bulwark Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Illiquid investments also include loans which the Bulwark Fund may purchase from banks, insurance companies or other financial institutions. The Bulwark Fund may purchase such loans at a discount from the principal amount due, and may purchase all or a portion of such loans. The obligors on such loans may be in reorganization or financial restructuring, creating a risk of default. Such indebtedness will be acquired only after the Adviser makes an independent analysis and evaluation of the credit risks involved and only under circumstances where the original lender or some other financial institution remains obligated to monitor the collateral securing such loan, if any. Indebtedness of this type bears investment risks similar to high yield securities but generally is less liquid. These types of transactions will be included in the 15% limitation described above.

Repurchase Agreements. The Funds may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally by a bank or dealer) to repurchase that security back from the fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. The Funds will not invest in repurchase agreements maturing in more than seven days.

Investment Techniques and Types of Securities Applicable to Lindner Bulwark
Fund

Indexed Securities. The Bulwark Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's credit-worthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

Short Sales. The Bulwark Fund may seek to hedge investments or realize additional gains through short sales. The Bulwark Fund may make short sales, which are transactions in which the Bulwark Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Bulwark Fund must borrow the security to make delivery to the buyer. The Bulwark Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Bulwark Fund. Until the security is replaced, the Bulwark Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Bulwark Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Bulwark Fund also will incur transaction costs in effecting short sales.

The Bulwark Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Bulwark Fund replaces the borrowed security. The Bulwark Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Bulwark Fund may be required to pay in IF connection with a short sale.

No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Bulwark Fund's net assets. The Bulwark Fund similarly will limit its short sales of the securities of any single issuer if the market value of the securities of that issuer that have been sold short by the Bulwark Fund would exceed two percent (2%) of the value of the Bulwark Fund's net assets or if such securities would constitute more than two percent (2%) of any class of the issuer's securities.

Until the Bulwark Fund replaces a borrowed security in connection with short sales, the Bulwark Fund will: (a) maintain daily a segregated account containing cash or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

In addition, the Bulwark Fund also may make short sales "against the box," i.e., when a security identical to one owned by the Bulwark Fund is borrowed and sold short. If the Bulwark Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Bulwark Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Limitations on Futures and Options Transactions. The Bulwark Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases sales of futures contracts, or options on futures contracts, gold, silver, platinum or other precious metals. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, such notice of eligibility must include the representation that the Bulwark Fund will use futures contracts and related options for bona fide hedging purposes within the meaning of and intent of CFTC regulations, provided that the Bulwark Fund may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the Bulwark Fund's net assets (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time or purchase, the in-the-money amount may be excluded from such 5%.

In addition to the above limitations, the Bulwark Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Bulwark Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Bulwark Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Bulwark Fund would exceed 5% of the Bulwark Fund's total assets; or (d) enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Bulwark Fund has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Bulwark Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The Bulwark Fund currently intends to treat the value of any over-the-counter option it purchases as illiquid for the purposes of its investment limits. Similarly, for any over-the-counter option it writes, the Bulwark Fund will treat as illiquid the value of the option's underlying instrument; however, if the Bulwark Fund has a guaranteed right to close out the option with a primary U.S. government securities dealer, only the maximum price of the closing transaction minus the amount the option is in-the-money will be considered illiquid.

The above limitations on the Bulwark Fund's investments in futures contracts and options, and the Bulwark Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit.

Futures Contracts. When the Bulwark Fund purchases a futures contract, it agrees to purchase a specified underlying instrument or precious metal at a specified future date. When the Bulwark Fund sells a futures contract, it agrees to sell the underlying instrument or precious metal at a specified future date. The price at which the purchase and sale will take place is fixed when the Bulwark Fund enters into the contract. Some currently available future contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities or precious metal prices, such as the S&P 500 Index or gold. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with value of its underlying instrument or precious metal. Therefore, purchasing futures contracts will tend to increase the Bulwark Fund's exposure to positive and negative price fluctuations in the underlying instrument or precious metal, much as if it had purchased the underlying instrument or precious metal directly. When the Bulwark Fund sells a futures contract, by contrast, the value of its futures position will tend to offset both positive and negative market price changes, much as if the underlying instrument or precious metal has been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument or precious metal unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Bulwark Fund's investment limitations. In the event of the bankruptcy of the FCM that holds margin on behalf of the Bulwark Fund, the Bulwark Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Bulwark Fund.

Purchasing Put and Call Options. By purchasing a put option, the Bulwark Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Bulwark Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Bulwark Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Bulwark Fund will lose the entire premium it paid. If the Bulwark Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Bulwark Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs.)

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. When the Bulwark Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Bulwark Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Bulwark Fund will be required to make margin payments to the FCM as described above. The Bulwark Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Bulwark Fund has written, however, the Bulwark Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position.

If the underlying prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer also will profit, because it should be able to close out the option at a lower price. If the underlying prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Bulwark Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

Combined Positions. The Bulwark Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Bulwark Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Bulwark Fund's current or anticipated investments exactly. The Bulwark Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of its other investments.

Options and futures prices also can diverge from the prices of their underlying instruments or precious metals, even if the underlying instruments or precious metals match the Bulwark Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument or precious metal, and the time remaining until expiration of the contract, which may not affect the security or the precious metal prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities or precious metal markets, structural differences in how options and futures and securities or precious metal are traded, or imposition of daily price fluctuation limits or trading halts. The Bulwark Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities or precious metal it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities or precious metals, although this may not be successful in all cases. If price changes in the Bulwark Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. No assurance can be given that a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument or precious metal's current price. In addition, exchanges may establish daily price fluctuation limits for options and future contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Bulwark Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Bulwark Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Bulwark Fund's access to other assets held to cover its options or futures positions also could be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (i.e., options not traded on exchanges) ("OTC options"), generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Bulwark Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

Asset Coverage for Futures and Options Positions. The Bulwark Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures by mutual funds, and if the guidelines so require will segregate cash and appropriate high-grade liquid debt assets in the amount prescribed. Segregated securities cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Bulwark Fund's assets could impede portfolio management or the Bulwark Fund's ability to meet redemption requests or other current obligations.

Precious Metals. In addition to its investments in securities, the Bulwark Fund may invest up to 25% of its total assets in precious metals, such as gold, silver, platinum, and palladium, and precious metal options and futures. The prices of precious metals are affected by broad economic and political conditions, but are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals and precious metal options and futures may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. The Bulwark Fund may purchase precious metals in any form, including bullion and coins, provided that the Adviser intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. The Bulwark Fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income. As a further limit on precious metals investment, under current federal tax law, gains from selling precious metals may not exceed 10% of the Bulwark Fund's annual gross income. This tax requirement could cause the Bulwark Fund to hold or sell precious metals, securities, options or futures when it would not otherwise do so.

The value of the Bulwark Fund's investment may be affected by changes in the price of gold and other precious metals. Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Since much of the world's known gold reserves are located in South Africa, political and social conditions there may pose certain risks to the Bulwark Fund's investments. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers.

General

   There is no assurance that a Fund will meet its investment objective or that there will not be substantial losses in any given investment. Also, at anytime, the value of a Fund's shares may be more or less than an investor's cost. Under normal circumstances, each Fund's portfolio turnover rate is anticipated to be less than 75% per year, except that the Bulwark Fund is expected to exceed 100% per year (but the Adviser does not expect this rate to exceed 250% per year).

                            MANAGEMENT OF THE TRUST

The Officers and Trustees of the Trust are listed below, together with information regarding their principal business occupations during at least the past five years and their ages. Each of the Trustees of the Trust was elected as a trustee at the inception of the Trust in 1993 and has served continuously since that date. Trustees who are "interested persons" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, are indicated with an asterisk.

                          Position(s)
                          Held With     Principal Occupation(s)
Name, Age and Address     The Trust     During Past five Years
----------------          ----------    ----------------------
Doug T. Valassis*, 46     Chairman      Chairman and Trustee of the
520 Lake Cook Road        of the        Trust. Chairman, a Director and
Suite 380                 Board and     Treasurer of the Adviser since 1993.
Deerfield, IL 60015       Trustee       President of Franklin Enterprises,
                                        Inc., a private investment firm,
                                        for more than last five years.

Eric E. Ryback*, 46       President     President and Trustee of the Trust.
7711 Carondelet Ave.      and Trustee   President and Director of the Adviser
Suite 700                               Since 1992.  Prior to 1993, Mr.
St. Louis, MO 63105                     Ryback was Vice President of
                                        Lindner Fund, Inc. ("LFI") and
                                        Lindner Dividend Fund, Inc. ("LDFI")
                                        and Vice President of Lindner
                                        Management Corporation ("LMC"), the
                                        investment adviser to LFI and LDFI.

Robert A. Lange, 54       Senior Vice   Senior Vice President of the Adviser
7711 Carondelet           President     Since 1993.  Prior to 1993, Mr. Lange
Suite 700                               was a Senior Vice President of
St. Louis, MO 63105                     LFI, LDFI and LMC.

Brian L. Blomquist, 39    Admin. Vice   Executive Vice President of Adviser
7711 Carondelet Ave.      President,    since 1995 and Assistant Secretary of
Suite 700                 Secretary and Adviser since 1994. Prior to 1993,
St. Louis, MO 63105       Treasurer     Mr. Blomquist served as Vice
                                        President--Operations and Secretary
                                        of LFI and LDFI.

Robert L. Byman, 52        Trustee      Partner in the law firm of Jenner
Jenner & Block                          & Block, Chicago, Illinois, for more
One IBM Place                           than five years.
Chicago, IL 60611

Terrence P. Fitzgerald, 43 Trustee      Vice President, Development Director,
2407 Stryker Avenue                     The Mills Corporation, since 1996.
Vienna, VA 22181                        Senior Counsel, The May Department
                                        Stores from 1993 until 1995.

Marc P. Hartstein, 45      Trustee      Director--Industry Development of
3 Middlebrook Lane                      Anheuser-Busch, Inc.  Also owns Hart
St. Louis, MO 63141                     Communications Inc., a research,
                                        strategic planning and image
                                        development firm.

Peter S. Horos, 49         Trustee      Investment Manager, Allstate Life
All State                               Insurance Company, Northbrook,
3075 Sanders Road                       Illinois, for more than five years.
Northbrook, IL 60062

Donald J. Murphy, 55       Trustee      President of Murcom Financial, Ltd.,
141 Jackson Blvd.                       a private investment firm, for more
Chicago, IL  60604                      than five years.

Dennis P. Nash, 46         Trustee      Vice President, Nellis Feed Company,
Nellis Feed Company                     a feed ingredient broker, for more
899 Skokie Blvd.                        than five years.
Northbrook, IL 60062

Compensation

         During the most recently completed fiscal year, Trustees of Lindner Investments received the following compensation from the Trust, which is the only group of mutual funds managed by the Adviser:

                                              Aggregate Remuneration
    Name and Capacity in which                Received from the Trust
    Remuneration was Received                 With Respect to All Funds
    --------------------------                -------------------------
    Robert L. Byman, Trustee                          $12,125
    Terrence P. Fitzgerald, Trustee                    10,900
    Marc P. Hartstein, Trustee                         12,125
    Peter S. Horos, Trustee                            12,125
    Donald J. Murphy, Trustee                          12,125
    Dennis P. Nash, Trustee                            12,125
    Eric E. Ryback, Trustee and President                   0
    Doug T. Valassis, Trustee and Chairman                  0

There are no pension or retirement benefit plans or programs in effect for Trustees of the Trust. No officers of the Trust receive any remuneration from the Trust.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Shareholders of each Fund will vote by series except as otherwise required by the 1940 Act. Matters affecting an individual series include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights when voting on the election of Trustees. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees. The shares of each Fund other than the Government Money Market Fund are divided into two Classes. Each share has one vote and shareholders will vote in the aggregate and not by Class, except as to any matter that affects only one Class of shares or as otherwise required by law. Only holders of Institutional Shares will be entitled to vote on matters relating to the Trust's Distribution Plan.

At August 31, 1998, no person beneficially owned, either directly or indirectly, more than 25% of the voting securities of the Trust or any Fund, nor had the Trust or any Fund or any other person acknowledged or asserted the existence of control over the Trust or any Fund, nor had there been any adjudication under the 1940 Act that control over the Trust or any Fund exists. In addition, at August 31, 1998, no person owned of record or was known by the Trust to own of record or beneficially 5% or more of any series of the Trust.

At August 31, 1998, the officers and Trustees of the Trust, as a group, owned the following amounts of shares in each Fund:

                                       No. of
            Name of Fund               Shares          % of Total
            ------------               ------          ---------
            Lindner Dividend Fund--
             Investor Shares          104,904 shs.        0.19%
             Institutional Shares           0 shs.        0.0%
            Lindner Growth Fund--
             Investor Shares          143,206 shs.        0.36%
             Institutional Shares           0 shs.        0.0%
            Lindner Utility Fund
             Investor Shares           11,000 shs.        0.46%
             Institutional Shares           0 shs.        0.0%
            Lindner Bulwark Fund
             Investor Shares           29,153 shs.        0.61%
             Institutional Shares           0 shs.        0.0%
            Lindner/Ryback Small-Cap
               Fund
             Investor Shares          110,683 shs.        1.87%
             Institutional Shares           0 shs.        0.0%
            Lindner International
               Fund
             Investor Shares           38,458 shs.       14.05%
             Institutional Shares           0 shs.        0.0%
            Lindner High-Yield Bond Fund
             Investor Shares           20,239 shs.        9.64%
             Institutional Shares           0 shs.        0.0%
            Lindner Government Money
               Market Fund
             Investor Shares          491,741 shs.        1.00%

                    INVESTMENT ADVISORY AND OTHER SERVICES

Controlling Persons

The Funds' Adviser, Ryback Management Corporation, is controlled by The George F. Valassis Stock Trust and certain other trusts established for the benefit of Mr. Valassis's family members (collectively, the "Valassis Trusts"), which as of August 31, 1998, held 65% of the voting securities of the Adviser. Mr. Doug T. Valassis is a co-Trustee of the Valassis Trusts and serves as the Chairman of the Board of Directors of the Adviser. The other co-Trustees of the Valassis Trusts are Edward W. Elliott, Jr., and D. Craig Valassis. Certain officers of the Trusts also serve as officers of the Adviser. See "Management of the Trust".

Services Provided by Adviser

Under the Advisory Contracts and the Administration Agreements, the Adviser provides each Fund with investment advisory services, office space, and personnel, and pays the salaries and fees of the Trust's officers and Trustees who are "interested persons" of the Trust and all personnel rendering clerical services relating to the investments of each Fund. The Adviser also pays all promotional expenses of the Trust, including the printing and mailing of the prospectus to people who are not current shareholders. The Trust pays all other costs and expenses including interest, taxes, fees of Trustees who are not "interested persons" of the Trust, other fees and commissions, administrative expenses directly related to the issuance and redemption of shares (including expenses of registering or qualifying shares for sale in each state), charges of custodians, transfer agents, and registrars, the costs of printing and mailing reports and notices to shareholders, auditing services and legal services, and other expenses not expressly assumed by the Adviser.

Adviser Compensation

LINDNER DIVIDEND FUND

The Advisory Contract for Lindner Dividend Fund requires payment of a quarterly fee to the Adviser at the annualized rate of 7/10 of 1% of the average net assets of the Dividend Fund not in excess of $50 million, 6/10 of 1% of the Dividend Fund's average net assets in excess of $50 million and up to $200 million and 5/10 of 1% of the Dividend Fund's average net assets in excess of $200 million. For purposes of computing the quarterly fee, the Dividend Fund's average net assets are calculated by dividing the sum of the Dividend Fund's net assets at the beginning and end of each month in the fiscal quarter by six. For the fiscal years ended June 30, 1998, 1997 and 1996, the Dividend Fund paid advisory fees of $9,220,306, $11,332,992 and $10,705,343, respectively.

LINDNER GROWTH FUND

The Advisory Contract for Lindner Growth Fund requires payment of a basic fee to the Adviser of 0.7% per annum of the first $50 million of average net assets of the Growth Fund, plus 0.6% of the next $350 million and 0.5% of the excess over $400 million, subject to increase or decrease (performance bonus or penalty) depending on the Growth Fund's investment performance compared with the investment record of the Standard & Poor's 500 Stock Composite Index ("S&P 500 Index"). Investment performance of the Growth Fund means the sum of the change in its net asset value during the fiscal year and the value of dividends and capital gains distributions per share accumulated to the end of the fiscal year, expressed as a percentage of net asset value per share at the beginning of the fiscal year. In computing the investment performance of the Growth Fund and the investment record of the Index, distributions of realized capital gains by the Growth Fund, dividends paid by the Growth Fund out of its investment income, and all cash distributions of the Companies whose stocks comprise the Index, are treated as reinvested.

                                        Fee Schedule for Growth Fund

If the Growth Fund's            First $50       Next $350       Excess Over
performance exceeds the         Million         Million         $400 Million
S&P 500 Index by:               of Assets       of Assets       of Assets
                                ----------      ---------       -----------
  more than 12%                    0.9%            0.8%            0.7%
  more than 6% but less than 12%   0.8%            0.7%            0.6%
  less than 6%                     0.7%            0.6%            0.5%

If the Growth Fund's
performance falls below
the S&P 500 Index by:
  less that 6%                     0.7%           0.6%             0.5%
  more than 6% but less that 12%   0.6%           0.5%             0.4%
  more than 12%                    0.5%           0.4%             0.3%

The maximum fee possible, assuming maximum performance, is 0.9% of the first $50 million of average net assets, 0.8% of the next $350 million, and 0.7% of the excess over $400 million. The smallest fee possible, assuming poorest performance, is 0.5% of the first $50 million of average net assets, 0.4% of the next $350 million, and 0.3% of the excess over $400 million.
The basic fee may be increased or decreased, in accordance with the foregoing formula, during a particular year despite the fact that (1) there may be no change in the Index, if there is an increase or decrease in the net asset value per share of the Growth Fund of at least 6%, or (2) there may be no change in the net asset value per share of the Growth Fund, if there is an increase or decrease in the Index of at least 6%. The Growth Fund's average net assets is the sum of the net assets exclusive of any accrued performance bonus or penalty at the beginning and end of each month of the fiscal year, divided by twenty-four. The net fee is accrued monthly. In partial payment of amounts so accrued, the Adviser is entitled to receive quarterly installments of 1/10 of 1% of average net assets toward the annual fee, subject to the foregoing expense limitation applied on a quarterly basis; the excess, if any, of the annual fee over the quarterly installments is payable annually, within thirty days after receipt of the Accountant's Report for the Growth Fund's fiscal year. For the fiscal years ended June 30, 1998, 1997 and 1996, the Growth Fund paid advisory fees of $4,500,581 (after reduction by a performance penalty of $2,700,692), $4,861,169 (after reduction by a performance penalty of $2,939,360) and $7,577,725, respectively.

For both the Dividend Fund and the Growth Fund, the Adviser is required to reimburse the Fund for any excess of annual operating and management expenses, exclusive of taxes and interest but including the Adviser's compensation, over 1-1/2% of the first $30,000,000 of the Fund's average net assets plus 1% of average net assets in excess of $30,000,000 for any fiscal year. Any excess over the expense limitation is paid by the Adviser monthly.

LINDNER UTILITY, BULWARK, SMALL-CAP, INTERNATIONAL, HIGH-YIELD BOND AND GOVERNMENT MONEY MARKET FUNDS

The Advisory Contract for the Utility Fund and the Small-Cap Fund require payment of a monthly fee to the Adviser equal to 1/12th of the sum of the products obtained by multiplying (i) the average daily net assets of each Fund not in excess of $50,000,000 by 0.7%; the average daily net assets of the applicable Fund in excess of $50,000,00 but not in excess of $200,000,000 by 0.6%; and the average daily net assets of the applicable Fund in excess of $200,000,000 by 0.5%. For purposes of these calculations, daily net assets of each Fund are averaged for each calendar month.

The Advisory Contracts for the Bulwark Fund and the International Fund require payment of a fee to the Adviser at the annual rate of 1.0% of the average daily net assets of each such fund, calculated and paid on a monthly basis.

   The Advisory Contract for the High-Yield Bond Fund requires payment of a fee to the Adviser that is computed daily and payable monthly at the annual rate of 0.80% of the High-Yield Bond Fund's average daily net assets.

The Advisory Contract for the Government Money Market Fund requires payment of a fee to the Adviser that is computed daily and payable monthly at the annual rate of 0.15% of the Government Money Market Fund's average daily net assets.

Under each Advisory Contract for these Funds, the Adviser is required to reimburse each Fund for any excess of annual operating and management expenses relating to each Fund, exclusive of taxes and interest but including the Adviser's compensation, over the most stringent expense limitation imposed by state law or regulation for any fiscal year. Any excess over the expense limitation is paid by the Adviser monthly.

The following table summarizes the advisory fees paid by the Funds during the fiscal years ended June 30, 1998, 1997 and 1996, except as noted. No expense reimbursement has been required of the Adviser for the fiscal year ended June 30, 1998, and the Adviser reimbursed the International Fund $14,225 during the fiscal year ended June 30, 1997.

                                           Fiscal Year Ended June 30,
Fund Name                                 1998        1997        1996
---------                                 ----        ----        ----
Lindner Utility Fund                    $313,257    $271,898   $162,566
Lindner Bulwark Fund                     443,278     805,475    441,232
Lindner/Ryback Small-Cap Fund            315,917     110,953     54,714
Lindner International Fund                37,849      25,886(1)   6,324
Lindner High-Yield Bond Fund               2,025(2)      n/a        n/a
Lindner Government Money Market Fund      61,946      54,669(3)     n/a
----------
(1) Net of expense reimbursement.
(2) April 13, 1998 to June 30, 1998.
(3) July 6, 1996 to June 30, 1997.

Subadviser (Government Money Market Fund)

The Adviser has entered into a Subadvisory Agreement with Star Bank, N.A. (the "Subadviser"), a national banking association. Under the Subadvisory Agreement, it is the responsibility of the Subadviser to make investment decisions for the Government Money Market Fund and to place the purchase and sale orders for the portfolio transactions of that fund, subject to the supervision of the Adviser and the Board of Trustees of the Trust. As compensation for these services, the Adviser pays a fee to the Subadviser that is computed daily and payable monthly, at an annual rate of 0.10% of the first $250,000,000 of the Fund's average net assets and at an annual rate of 0.08% of the Government Money Market Fund's assets in excess of $250,000,000. The Subadviser is was founded in 1863 and is the largest bank and trust organization of StarBanc Corporation. Star Bank's expertise in trust administration, investments and estate planning ranks it among the most predominant trust institutions in Ohio, with assets of $54.7 billion as of August 31, 1998. Star Bank has managed commingled funds since 1957. As of August 31, 1998, Star Bank managed 13 mutual funds having a market value in excess of $2.7 billion. As a part of its regular banking operations, Star Bank may make loans to public companies. Thus, it may be possible from time to time for the Fund to hold or acquire securities of companies that are also borrowing clients of Star Bank. Both the Adviser and the Subadviser believe that any such relationship will not be a factor in the selection of portfolio securities four the Fund. The Subadviser's business address is 425 Walnut Street, Cincinnati, Ohio 45202.

Effect of Banking Laws. The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the federal Bank Holding Company Act of 1956, as amended, or any affiliate of such a bank holding company, from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a bank holding company or its affiliates from acting as an investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such an investment company as agent for and upon the order of their customers. The Subadviser is subject to such laws and regulations.

The Subadviser believes that it may perform subadvisory services for the Government Money Market Fund without violating the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state laws and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of laws and regulations, could prevent the Subadviser from continuing to perform all or a part of these services. In such event, changes in the operations of the Government Money Market Fund may occur, and the Board of Trustees of the Trust would then consider alternative arrangements with another subadviser and other means of continuing available investment services.

Transfer Agent

   Pursuant to the Agency Agreements, Ryback Management maintains shareholder records and keeps such accounts, books, records, or other documents as the Funds are required to keep under federal or state laws. Ryback Management also acts as stock registrar and dividend disbursing agent, issues and redeems the Funds' shares, mails the Funds' prospectuses and proxy statements to the Funds' shareholders, and disburses dividend payments. As compensation for these services, Ryback Management is paid a fee of $9.00 per shareholder account per year for each Fund other than the High-Yield Bond Fund and the Government Money Market Fund, and is paid a fee of 10.00 per shareholder account per year in the case of the Government Money Market Fund and $11.00 per shareholder account per year for the High-Yield Bond Fund. These agreements permit Ryback Management to engage the services of sub-agents that may be required to facilitate the distribution of shares and record keeping for shareholder accounts maintained in "street name" with brokers, and Ryback Management has entered into a sub-transfer agency agreement with State Street Bank and Trust Company for such services. The fees and expenses of State Street Bank and Trust Company are paid by the Trust.

The Agency Agreements may be terminated by the Funds or Ryback Management upon 60 days' notice. The Agency Agreements are also automatically terminated if either of them (1) is not approved by a majority of the Trust's trustees and a majority of the Trust's disinterested trustees upon the annual renewal date of the Agreement, which must be not later than December 31 of each year, or (2) is assigned in whole or in part by Ryback Management. If either Agency Agreement is terminated for either of the foregoing reasons, the Trust's trustees will cause the Funds to enter into a stock transfer and dividend disbursing agency agreement with an unrelated party upon such terms and conditions as can be obtained at that time.

The following table summarizes the fees paid by the Funds (including the predecessor funds to the Dividend Fund and the Growth Fund) under the Agency Agreement during the fiscal years ended June 30, 1998, 1997 and 1996, except as noted:

                                           Fiscal Year Ended June 30,
Fund Name                               1998         1997         1996
---------                               ----         ----         ----
Lindner Dividend Fund                 $534,860     $680,117    $706,160
Lindner Growth Fund                    398,720      468,020     510,148
Lindner Utility Fund                    20,962       20,099      14,267
Lindner Bulwark Fund                    18,668       23,692      16,103
Lindner/Ryback Small-Cap Fund           19,377        7,159       4,628
Lindner International Fund               3,303        2,190         690
Lindner High-Yield Bond Fund               385(1)       n/a         n/a
Lindner Government Money Market Fund    11,899        9,217(2)      n/a
  ------------
(1) April 13, 1998 to June 30, 1998.
(2) July 6, 1996 to June 30, 1997.

Administrator

   Ryback Management is the administrator of the High-Yield Bond Fund and the Government Money Market Fund and as such it administers that fund's corporate affairs. The Administrative Services Agreements between these Funds and Ryback provide for compensation to Ryback equal to 0.20% per year of the each Fund's average daily net assets.

Distribution and Service Plan

THIS SECTION RELATES ONLY TO THE INSTITUTIONAL SHARES OF EACH FUND OTHER THAN THE GOVERNMENT MONEY MARKET FUND. On behalf of the Institutional Shares of each Fund, the Trust has adopted a Distribution and Service Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may bear expenses associated with the distribution of its shares. The Distribution Plan provides that Institutional Shares of a Fund may incur certain expenses that may not exceed a maximum amount equal to 0.25% of the average daily net asset value of the Institutional Shares for any fiscal year occurring after the adoption of the Distribution Plan. The Distribution Plan further provides that a Fund may pay such amount to Ryback Management on behalf of Institutional Shares distributed by or through broker-dealers, financial institutions and other organizations which have entered into written agreements with the Trust or Ryback Management in order to enable Ryback Management to pay to such other organizations a maintenance, service or other fee, at such intervals as Ryback Management may determine. Such payments will be made to such other organizations for continuing services to their clients or to the beneficial owners of Institutional Shares based on the average daily net asset value of Institutional Shares held in such accounts remaining outstanding on the books of a Fund for specified periods. The disposition of monies pursuant to the Distribution Plan will be reviewed by the Board of Trustees of the Trust on a quarterly basis, to assure that the amounts paid and the purposes for which they are paid, comply with the provisions of the Distribution Plan and Rule 12b-1.

The services under the Distribution Plan may include assistance in advertising and marketing of Institutional Shares, aggregating and processing purchase, exchange and redemption requests for Institutional Shares, maintaining account records, issuing confirmations of transactions and providing sub-accounting and sub-transfer agent services with respect to Institutional Shares.

While the Distribution Plan is in effect, the selection and nomination of Trustees of the Trust who are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees") is committed to the discretion of the Independent Trustees then in office.

   The Distribution Plan was approved by the Board of Trustees (and by the Independent Trustees), and by the shareholder owning all of the Institutional Shares of each Fund in January and February 1996. The Distribution Plan may be continued annually if approved by majority vote of the Trustees, and by majority vote of the Independent Trustees, cast in person at a meeting held for such purpose. The most recent approval of the continuation of the Distribution Plan was in March 1998. The Distribution Plan may not be amended to increase materially the amount of distribution fees permitted to be paid thereunder without being first approved by a majority vote of the holders of all Institutional Shares of each Fund. The Distribution Plan may be terminated with respect to any or all Funds at any time by a majority vote of the Independent Trustees or by a majority vote of the holders of Institutional Shares of the affected Fund.

The following table summarizes the fees paid by Institutional Shares of each Fund under the Distribution Plan during the fiscal years ended June 30, 1997 and 1998. The Distribution Plan became effective during the fiscal year ended June 30, 1997, and no payments were made prior to that fiscal year.

                                             Fiscal Year
                                            Ended June 30,
         Fund Name                            1998        1997
         ---------                            ----        ----
         Lindner Dividend Fund               $6,211      $2,158
         Lindner Growth Fund                  1,741           0
         Lindner Utility Fund                    82         117
         Lindner Bulwark Fund                   400       3,276
         Lindner/Ryback Small-Cap Fund          469           0
         Lindner International Fund               0           0
         Lindner High-Yield Bond Fund             0         n/a

Custodians and Independent Auditors

Star Bank, N.A. ("Star Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of all cash and domestic securities of the Funds. Star Bank receives a monthly fee based on monthly average net assets of all Funds, which fee is allocated among the Funds on the basis of their net asset values. The Trust has an arrangement whereby custodian expenses are reduced by maintaining compensating balances with Star Bank. For the fiscal year ended June 30, 1998, custodial fees for each Fund were reduced by the following amounts due to this arrangement: Lindner Dividend Fund--$58,793; Lindner Growth Fund--$42,198; Lindner Utility Fund--$1,406; Lindner Bulwark Fund--$1,188; Lindner/Ryback Small-Cap Fund--$1,619; Lindner International Fund--$70; Lindner High-Yield Bond Fund--$9 and Lindner Government Money Market Fund--$1,148.

The Chase Manhattan Bank, N.A. ("Chase"), 4 Chase MetroTech, 18th Floor, Brooklyn, NY 11245, serves as the Funds' custodian of foreign securities and precious metals. Chase charges custodian fees on a sliding scale depending on the countries in which each Fund is invested. The fees include transaction charges ranging from $30 to $125 plus safekeeping fees ranging from 10/100 of 1% to 42/100 of 1% per annum, based upon the portfolio market value of foreign securities in each country as of the close of business on the last business day of each quarter. Precious metal safekeeping charges are based on the amount being stored, while charges for options and futures contracts are made on a per transaction basis.

Deloitte & Touche LLP, independent auditors, One City Centre, St. Louis, Missouri 63101, audits the Funds' annual financial statements.

                             BROKERAGE ALLOCATION

Placement of the Funds' orders to buy and sell portfolio securities are the responsibility of the Adviser. Such decisions are made for the Adviser by its President, Eric E. Ryback, Senior Vice President, Robert A. Lange or the portfolio managers for each Fund. Policies underlying the allocation of brokerage are subject to review by the Trust's Board of Trustees. In the allocation of such orders and the resulting commissions, the following factors are considered:

         --The Adviser's past experience, in dealing with various brokers, of attaining the Funds' objectives of good execution at the most favorable price;

         --The services furnished by the broker in providing price quotations;

         --The allocation to the Funds of desired underwritten securities;

         --The part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention and providing information, research and analysis with respect thereto;

         --Assistance in the sale of Fund shares, provided that execution of orders is satisfactory and that commission rates are competitive with those available from other brokers; and

         --Commission rates (see discussion below).

It is the policy of each Fund to secure, consistent with good execution, the highest possible price on sales and the lowest possible price on purchases of securities. Since brokers are compensated through commissions for services described above and since commissions may be paid at varying rates, sales even at the highest possible price may not yield the maximum possible net proceeds and purchases even at the lowest possible price may not be made at the lowest possible overall cost.

As permitted by section 28(e) of the Securities Exchange Act of 1934, commissions paid to brokers for effecting securities transactions may exceed the commission which another broker would have charged for effecting such transactions, if the Adviser has determined in good faith that such charges are reasonable in view of quotation or research services provided by such broker. Research services that may be provided to the Funds by a broker include calling attention to a stock and providing information about the operations of companies over and above that published in investment manuals. The receipt of quotation services from a broker relieves the Adviser of certain expenses which it would otherwise incur. Any information and analysis received from brokers supplements the Adviser's activities and facilities, but does not reduce its expenses. The Adviser's authority to incur such fees is subject to policy review by the Trust's Board of Trustees. Advice provided by brokers may be used by the Adviser in servicing clients other than the Funds.

The Funds and their Adviser do not consider their facilities to be adequate for the conduct of over-the-counter trading and believe that better execution can usually be obtained through utilization of brokers rather than direct dealing with primary market makers. Thus, except for those instances in which the Funds deal directly with a primary market maker, the Funds pay both the dealer's mark-up or mark-down and the broker's commission. This practice has resulted and will continue to result in greater costs to the Funds.

During the fiscal year ended June 30, 1998, the total brokerage commissions paid by the Funds to brokers and dealers because of research services provided are summarized below:

                                   Commissions
Fund Name                          Paid            Transactions
---------                          -----------     ------------
Lindner Dividend Fund              $3,273,605      $1,364,135,238
Lindner Growth Fund                 3,305,765         960,594,949
Lindner Utility Fund                  160,053          54,570,144
Lindner Bulwark Fund                  257,743          62,428,224
Lindner/Ryback Small-Cap Fund          93,125          24,104,728
Lindner International Fund             17,627           2,482,608
Lindner High-Yield Bond Fund (1)          606             156,848
Lindner Government Money
  Market Fund                               0                 n/a
-------
(1) April 13, 1998 to June 30,1998.

The following table lists the total amount of brokerage commissions paid by each Fund during each of the last three fiscal years ended June 30, 1998:

                                     Fiscal Year Ended June 30,
                                ------------------------------------
Fund Name                          1998         1997         1996
---------                          ----         ----         ----
Lindner Dividend Fund           $3,300,117   $2,846,295   $2,132,456
Lindner Growth Fund              3,505,598    2,651,802    2,862,576
Lindner Utility Fund               160,053       126,671      130,944
Lindner Bulwark Fund               270,049       934,411      429,663
Lindner/Ryback Small-Cap Fund       93,125        58,600       56,208
Lindner International Fund          17,847        20,257        8,065
Lindner High-Yield Bond Fund (1)       606           n/a          n/a
Lindner Government Money
  Market Fund (2)                        0             0          n/a
--------
(1) April 13, 1998 to June 30, 1998.
(2) July 6, 1996 to June 30, 1997.

   Under normal circumstances, each Fund's portfolio turnover rate is anticipated to be less than 75% per year, except that the Bulwark Fund may have an annual portfolio rate in excess of 100% (but the Adviser does not expect this rate to exceed 250%), which is higher than most mutual funds. To the extent short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

                PURCHASE, REDEMPTION AND PRICING OF SECURITIES

As stated in the Prospectus, the Adviser determines the current net asset value of each Fund at the close of trading on each business day on which at least one of the following markets is open: New York Stock Exchange, American Stock Exchange, or the Nasdaq Stock Market. The per share net asset value of each Class of shares of each Fund is calculated by dividing the value of each Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities, including accrued expenses allocable to that Class (including accrued distribution and service fees payable by the Institutional Shares) by the total number of shares of the particular Class outstanding.

   Set forth below is a specimen price make-up sheet showing, as of June 30, 1998, the computation of total offering price per share of Investor Shares and Institutional Shares of each Fund, using the basis set forth in the Prospectus for valuation of such Fund's portfolio securities and other assets.

                         SPECIMEN PRICE MAKE-UP SHEET
                                 June 30, 1998

                                                   Dividend        Growth          Utility      Bulwark
                                                   Fund            Fund            Fund         Fund
                                                   --------------  --------------  -----------  -----------
Securities at Market                               $1,609,511,184  $1,008,099,453  $42,459,722  $19,041,906
Cash and other assets, including accrued income        28,526,563      10,714,007      826,961   19,901,414
                                                   --------------  --------------  -----------  -----------
Total Assets                                        1,638,037,747   1,018,813,460   43,286,683   38,943,320
Liabilities, including accrued expenses                18,830,552      15,368,844      385,589   10,678,431
                                                   --------------  --------------  -----------  -----------
   Net Assets                                      $1,619,207,195  $1,003,444,616  $42,901,094  $28,264,889
                                                   ==============  ==============  ===========  ===========
Net Asset Value--
Investor Shares:
  Net Assets                                       $1,616,429,733  $1,003,075,526  $42,892,606  $28,264,781
  Number of Shares Outstanding                         58,591,554      45,042,937    2,556,194    5,002,615
  Per Share                                                $27.59          $22.27       $16.78        $5.65

Institutional Shares:
  Net Assets                                           $2,777,462        $369,090       $8,488         $108
  Number of Shares Outstanding                            100,895          16,623          504           18
  Per Share                                                $27.53          $22.20       $16.84        $6.02

                                                                       Inter-                   Government
                                                       Small-Cap       national    High-Yield   Money Market
                                                       Fund            Fund        Bond Fund    Fund
                                                       ----------      ----------  -----------  -----------
Securities at Market                                  $53,389,369      $2,708,290   $1,535,869  $42,297,167
Cash and other assets, including accrued income         1,069,276          52,585      137,973      999,786
                                                      -----------      ----------   ----------   ----------
Total Assets                                           54,458,645       2,760,875    1,673,842   43,296,953
Liabilities, including accrued expenses                   128,361         174,270       27,819      334,520
                                                      -----------      ----------   ----------   ----------
   Net Assets                                         $54,330,284      $2,586,605   $1,646,023  $42,962,433
                                                      ===========      ==========   ==========   ==========
Net Asset Value--
Investor Shares:
  Net Assets                                          $54,176,777      $2,586,277   $1,645,871  $42,962,433
  Number of Shares Outstanding                          6,377,682         296,846      162,892   42,962,433
  Per Share                                                 $8.49           $8.71       $10.10        $1.00
Institutional Shares:
     Net Assets                                          $153,507            $328         $152          n/a
     Number of Shares Outstanding                          18,102              38           15          n/a
     Per Share                                              $8.48           $8.63       $10.12          n/a

All Funds Other Than Government Money Market Fund.

Investments in securities traded on a national securities exchange or quoted on the Nasdaq National Market System are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which quotations are not readily available are valued at fair value as determined in good faith by or pursuant to procedures established by the Trustees. The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the valuation date. Purchases and sales of foreign securities as well as income and expenses related to such securities are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may, to the extent permitted by its investment restrictions, have positions in portfolio securities for which market quotations are not readily available. It may be difficult to determine precisely the fair market value for such investments and there may be a range of values which are reasonable at any particular time. Fair value in such instances will be determined in good faith by the Board of Trustees of Lindner Investments and based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

Shares are offered to the public at the price set forth in the Prospectus, pursuant to written application as specified in the Prospectus (see "Purchase of Shares and Shareholder Inquiries"). In the event that the Funds issue their shares in exchange for other securities, such other securities will meet the applicable Fund's investment objectives and policies, will be acquired for investment and will be liquid securities (i.e., not restricted as to transfer by law or liquidity of market) that have a readily ascertainable market value.

Government Money Market Fund

The Government Money Market Fund values its investment securities based upon their amortized cost in accordance with Rule 2a-7 of the Securities and Exchange Commission under the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00 for the Fund.

Pursuant to Rule 2a-7, the Fund is required to maintain a dollar-weighted average Fund maturity of 90 days or less, to purchase securities having remaining maturities of 397 days or less only, to invest only in securities determined by the Trustees to present minimal credit risks and to invest only in securities which are "eligible securities" as defined in Rule 2a-7. A discussion of the manner in which the maturity of investment securities is determined is set forth below under the caption "Determination of Maturity".

The Trustees have established procedures designated to stabilize, to the extent reasonably possible, this fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the investment holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether this fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If the deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated.

In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective actions as they deem necessary and appropriate. These actions may include selling investment securities prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, splitting, combining, or otherwise recapitalizing outstanding shares or establishing a net asset value per share by using available market quotations.

Determination of Maturity. As described in the Prospectus, a security will not be purchased by the Government Money Market Fund unless its maturity is 397 days or less from the date of purchase, and the dollar-weighted average maturity of this fund will not exceed 90 days. The maturity of the investment security is determined pursuant to Rule 2a-7 under the 1940 Act. Rule 2a-7 provides that the maturity of an instrument will be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid or, in the case of an instrument called for redemption, the date on which the redemption payment must be made, except as follows:

         (i) Certain U.S. Government Instruments. An instrument that is issued or guaranteed by the United States Government or an agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         (ii) Variable Rate Instruments. A "variable rate instrument" (defined as an instrument the terms of which provide for establishment of a new interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value) will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         (iii) Variable Rate Instruments Subject to Demand Feature. A variable rate instrument that is subject to a demand feature will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         (iv) Floating Rate Instruments Subject to Demand Feature. A "floating rate instrument" (defined as an instrument the terms of which provide for adjustment of the interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value) that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         (v) Repurchase Agreements. A repurchase agreement will be treated as having a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

         (vi) Fund Lending Agreements. The Fund lending agreement will be treated as having a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned, or where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the return of the loaned securities.

A "demand feature" is defined in Rule 2a-7 as a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either (a) at any time on no more than 30 days' notice or (b) at specified intervals not exceeding 397 days and upon no more than 30 days' notice.

Because the Government Money Market Fund utilizes the procedures specified in Rule 2a-7 to determine the maturity of its investments, further revision of Rule 2a-7 or pronouncements clarifying or interpreting the scope of its application may affect this fund's method for determining maturity of its investments.

                      ADDITIONAL PERFORMANCE INFORMATION

All Funds Other Than Government Money Market Fund

The Funds may from time to time include their "average annual total return" in communications to present or prospective investors. "Average annual total return" is the annual percentage change in an investment in the applicable Fund over a stated period of time. Each Fund will compute average annual total return using the following formula:

                                      n
                                P(1+T)  = ERV
where:
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years (as a power)
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period at the end of the 1, 5 or 10 year period

In making the above-described computation, each Fund will assume that all dividends and capital gains distributions by the Fund are reinvested at the Fund's net asset value per share on the reinvestment date. The Funds do not have sales loads or other charges payable by all shareholders that could affect their calculations of average annual total return.

The total return for Investor Shares and Institutional Shares of each Fund (or its predecessor), other than the Government Money Market Fund, is provided in the table below, computed for the periods shown:

                                            INVESTOR SHARES
                                      Average Annual Total Return--
                                     Fiscal Year Ended June 30, 1998
                                 --------------------------------------
                                                              Since
Fund Name                        1 year    5 years  10 years  Inception
---------                        ------    -------  --------  ---------
Lindner Dividend Fund            14.75%    10.46%    12.14%     n/a
Lindner Growth Fund               0.31%    10.64%    10.88%     n/a
Lindner Utility Fund             15.53%       n/a       n/a   15.98%
Lindner Bulwark Fund            -10.08%       n/a       n/a   -1.72%
Lindner/Ryback Small-Cap Fund    15.24%       n/a       n/a   16.69%
Lindner International Fund      -20.31%       n/a       n/a    0.30%
Lindner High-Yield Bond Fund        n/a       n/a       n/a    2.20%

                                         INSTITUTIONAL SHARES
                                     Average Annual Total Return--
                                    Fiscal Year Ended June 30, 1998
                                 ---------------------------------------
                                                               Since
Fund Name                        1 year    5 years   10 years  Inception
---------                        ------    -------   --------  ---------
Lindner Dividend Fund            14.49%       n/a         n/a  12.30%
Lindner Growth Fund               0.08%       n/a         n/a   7.57%
Lindner Utility Fund             15.23%       n/a         n/a  18.15%
Lindner Bulwark Fund             -9.75%       n/a         n/a -14.51%
Lindner/Ryback Small-Cap Fund    15.02%       n/a         n/a  22.16%
Lindner International Fund      -20.82%       n/a         n/a  -4.47%
Lindner High-Yield Bond Fund        n/a       n/a         n/a   1.39%

Average annual total return is an historical measure of performance and is not necessarily indicative of a Fund's future performance. Such measurement will vary from time to time depending upon numerous factors, including without limitation market conditions, the composition of each Fund's portfolio and operating expenses. These factors should be considered when evaluating each Fund's performance.

Government Money Market Fund

The Government Money Market Fund's yield is based on historical earnings and will fluctuate and should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance and yield are generally functions of kind and quality of the instruments held in the Fund, maturity of its investments, operating expenses, and market conditions. The fees which may be imposed by institutions or other financial intermediaries on their customers for cash management and other services are not reflected in the Government Money Market Fund's calculations of yield.

The Government Money Market Fund's standard yield quotations as they appear in advertising and sales materials, and as disclosed in the Prospectus, are calculated by a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a recent seven-day period and computed as follows: average daily net investment income per share during the seven-day period is divided by the average daily price per share (expected to remain constant at $1.00) during the period. The result is then multiplied by 365 with the resulting annualized yield figure carried to the nearest one-hundredth of one percent.

"Effective Yield" is computed in the same manner except that when annualized, the income earned is assumed to be reinvested, thus resulting in a higher return because of the compounding effect. The Government Money Market Fund's average daily net investment income for this purpose consists of accrued income on investment securities, plus or minus amortized purchase discount or premium, less accrued expenses. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's investment securities are not included in the calculation. Any fee charged to all shareholder accounts, such as a fixed monthly shareholder service fee, will be included in the accrued expenses of the Government Money Market Fund (the Fund does not currently expect to charge such fees), and the average price per share of the Government Money Market Fund will include any changes in net asset value during the seven-day period.

Because the Government Money Market Fund values its investments on an amortized cost basis, it does not believe that there is likely to be any material difference between net income for dividend and standardized yield quotation purposes. The yield on the Government Money Market Fund will fluctuate daily as the income earned on its investments changes at certain times. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The yield should not be compared to other open-end investment companies, or to bank time deposits and other debt securities which provide for a fixed yield for a given period of time and which may have a different method of computation.

The yield on the Government Money Market Fund based on the seven days ended on June 30, 1998 was 5.23%, while the effective yield during the same period was 5.36%.

                             FINANCIAL STATEMENTS

The report of Deloitte & Touche LLP, independent auditors, and the audited financial statements of Lindner Investments, which are contained in the Lindner Investments Annual Reports to Shareholders for the period ended June 30, 1998, previously sent to shareholders of each fund pursuant to Section 30(d) of the 1940 Act and previously filed with the Securities and Exchange Commission, are hereby incorporated by reference into this Statement of Additional Information. Lindner Investments will furnish copies of such Annual Reports to Shareholders, without charge, upon request made to the Secretary of Lindner Investments, 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105 (telephone: 800-995-7777).

       B-42                  CERTAIN OTHER MATTERS

Liability of Trustees and Others

The Declaration of Trust provides that the Trustees, officers, employees, and agents of the Trust will not be liable to the Trust, to any Fund or to a shareholder, nor will any such person be liable to any third party in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Description of Series and Shares

The Declaration of Trust provides that the Trust shall be comprised of one or more separate series of shares. The proceeds of sale of each series will be invested in separate portfolios of securities. The Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without changing the proportion of beneficial interests in the series.

All shares have equal voting rights, except that only shares of a particular series are entitled to vote on matters concerning only that series. Each issued and outstanding share is entitled to one vote, to participate equally in dividends and distributions declared by the respective series, and, upon liquidation or dissolution, to share in the net assets of such series remaining after satisfaction of outstanding liabilities. In the event a series should be unable to meet its obligations, the remaining series would assume the unsatisfied obligations of that series. All shares issued and outstanding are fully paid and nonassessable by the Trust. The Trust is not required to issue share certificates.

The shares of each series have no preference, preemptive, conversion or similar rights. In the event the Trustees create one or more additional series, shareholders may be given the right to exchange shares of one fund for shares of such other series.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of that Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by the matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of the class. Under the Rule, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a class of shares only if approved by a majority of the outstanding voting securities of such class. However, the Rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to class.

As permitted by Massachusetts law, the Trustees may determine not to hold shareholders meetings for the election of Trustees, subject, however, to the requirement that a special meeting of shareholders be called for the purpose of electing Trustees within 60 days if at any time less than a majority of the current Trustees have been elected by shareholders of the Trust.
Because shares do not have cumulative voting rights, 50% of the voting shares can, if they choose, elect all Trustees being selected while the holders of the remaining shares would be unable to elect any Trustees. The Trustees will call a special meeting of shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if shareholders of record of 10% or more of the Trust's outstanding shares make a written request so to do. Any ten or more shareholders who have been shareholders for more than six months and who hold in the aggregate the lesser of 1% of the outstanding shares or shares with a net asset value of $25,000 may advise the Trustees that they wish to communicate with other shareholders for the purpose of obtaining signatures requesting Trustees to call such a meeting. The Trustees must thereupon afford access to the list of Fund shareholders or offer to mail such solicitations at the shareholder's cost. If a majority of the Trustees object to the contents of the solicitation, the Trustees may request a determination of the Securities and Exchange Commission as to the obligation to mail such material.

Any change in the Declaration of Trust, the Advisory Agreement, the Administrative Services Agreement, the Agency Agreement or the Transfer Agency Agreement, if it has the effect of increasing costs, or in the fundamental investment restrictions of a Fund must be approved by a majority of the shareholders of that Fund before it can become effective. A "majority" means the vote of the lesser of (1) 67% of the shares of the applicable Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund.

Registration Statement

The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of the Registration Statement, including such omitted items, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. In addition, the SEC maintains an Internet Web site that contains reports, proxy and information statements that are filed electronically with the SEC, including the Trust's Registration Statement and such omitted items. The address of this site is http://www.sec.gov.

Statements contained in the Prospectus and herein as to the contents of any contact or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                                    PART C
                               OTHER INFORMATION

Item 24.  Financial Statement and Exhibits.

(a) Financial Statements for each Series of the Registrant (all of the following are incorporated by reference in Part B, the Statement of Additional Information, from the Registrant's Annual Reports to Shareholders for the fiscal year ended June 30, 1998):

         (1)     Statements of Assets and Liabilities as of June 30, 1998
         (2)     Schedules of Investments as of June 30, 1998
         (3)     Statements of Operations for the fiscal year ended June 30,
                 1998
         (4) Statements of Changes in Net Assets for the fiscal year ended June 30, 1998
         (5)     Financial Highlights for the fiscal year ended June 30, 1998
         (6)     Independent Auditors' Report

(b)      Exhibits:
         (1)     Declaration of Trust, dated July 19, 1993 (previously filed as Exhibit 1 to Post-Effective Amendment No. 7 and
                 incorporated herein by reference)
         (2)     Bylaws (previously filed as Exhibit 2 to Post-Effective
                 Amendment No. 7 and incorporated herein by reference)
         (3)     None
         (4)     Second Amended Certificate of Designation of Series and
                 Classes of Shares (filed herewith)
         (5)     (a) Advisory and Service Contract, dated as of September 23,
                 1993, between the Registrant and Ryback Management
                 Corporation relating to the Lindner Utility Fund and the
                 Lindner/Ryback Small-Cap Fund (previously filed as Exhibit
                 5(a) to Post-Effective Amendment No. 7 and incorporated
                 herein by reference)
                 (b) Advisory and Service Contract, dated as of September 23,
                 1993, between the Registrant and Ryback Management
                 Corporation relating to the Lindner Bulwark Fund (previously filed as Exhibit 5(b) to Post-Effective Amendment No. 7 and incorporated herein by reference)
                 (c) Advisory and Service Contract, dated as of December 29,
                 1994, between the Registrant and Ryback Management
                 Corporation relating to the Lindner International Fund
                 (previously filed as Exhibit 5(c) to Post-Effective
                 Amendment No. 7 and incorporated herein by reference)
                 (d) Advisory and Service Contract, effective as of June 28,
                 1995, between the Registrant and Ryback Management
                 Corporation relating to the Lindner Dividend Fund
                 (previously filed as Exhibit 5(d) to Post-Effective
                 Amendment No. 7 and incorporated herein by reference)
                 (e) Advisory and Service Contract, effective as of June 28,
                 1995, between the Registrant and Ryback Management
                 Corporation relating to the Lindner Growth Fund (previously filed as Exhibit 5(e) to Post-Effective Amendment No. 7 and incorporated herein by reference)
                 (f) Advisory Agreement, dated as of May 20, 1996, between
                 the Registrant and Ryback Management Corporation, relating to the Lindner Government Money Market Fund (previously
                 filed as Exhibit 5(f) to Post-Effective Amendment No. 11 and incorporated herein by reference)
                 (g) Subadvisory Agreement, dated as of May 20, 1996, between
                 Ryback Management Corporation and Star Bank, N.A., relating to the Lindner Government Money Market Fund (previously
                 filed as Exhibit 5(g) to Post-Effective Amendment No. 11 and incorporated herein by reference)
       C-2       (h) Advisory Agreement, dated as of April 6, 1998, between the Registrant and Ryback Management Corporation, relating to the Lindner High-Yield Bond Fund (previously filed as
                 Exhibit 5(h) to Post-Effective Amendment No. 16 and incorporated herein by reference)
         (6)     None
         (7)     None
         (8)     (a) Custody Agreement between the Registrant and Star Bank,
                 N.A., dated December 7, 1994 (previously filed as Exhibit
                 8(a) to Post-Effective Amendment No. 7 and incorporated herein by reference)
                 (b) Global Custody Agreement between the Registrant and
                 Chase Manhattan Bank, N.A., dated September 28, 1993
                 (previously filed as Exhibit 8(b) to Post-Effective
                 Amendment No. 7 and incorporated herein by reference)
         (9)     (a) Agency Agreement, dated September 23, 1993, between the
                 Registrant and Ryback Management Corporation, as amended on August 18, 1994 (previously filed as Exhibit 9 to
                 Post-Effective Amendment No. 7 and incorporated herein by reference)
                 (b) Second Amendment to Agency Agreement, dated as of
                 September 26, 1996 (previously filed as Exhibit 9(b) to
                 Post-Effective Amendment No. 12 and incorporated herein by reference)
                 (c) Transfer Agency Agreement, dated as of May 20, 1996, between the Registrant and Ryback Management Corporation, relating to the Lindner Government Money Market Fund
                 (previously filed as Exhibit 9(b) to Post-Effective
                 Amendment No. 11 and incorporated herein by reference)
                 (d) Sub-Transfer Agency Agreement, dated as of November 1,
                 1996, between the Registrant and State Street Bank and Trust
                 Company, relating to the Lindner Government Money Market
                 Fund (previously filed as Exhibit 9(e) to Post-Effective
                 Amendment No. 15 and incorporated herein by reference)
                 (e) Transfer Agency Agreement, dated as of April 6, 1998, between the Registrant and Ryback Management Corporation, relating to the Lindner High-Yield Bond Fund (previously filed as Exhibit 9(d) to Post-Effective Amendment No. 16 and incorporated herein by reference)
                 (f) Administrative Services Agreement, dated as of May 20,
                 1996, between the Registrant and Ryback Management
                 Corporation, relating to the Lindner Government Money Market
                 Fund (previously filed as Exhibit 9(c) to Post-Effective
                 Amendment No. 11 and incorporated herein by reference)
                 (g) Administration Agreement, dated as of April 6, 1998, between the Registrant and Ryback Management Corporation, relating to the Lindner High-Yield Bond Fund (previously filed as Exhibit 9(g) to Post-Effective Amendment No. 16 and incorporated herein by reference)
         (10)    Opinion of Dykema Gossett PLLC, counsel for the Registrant, including consent (filed herewith)
         (11)    Consent of Deloitte & Touche LLP (filed herewith)
         (12)    None
         (13)    (a) Purchase Agreements, dated as of February 1, 1996,
                 between the Registrant and the initial holder of Institutional Shares of each Series of the Registrant
                 (previously filed as Exhibit 13 to Post-Effective Amendment
                 No. 8 and incorporated herein by reference)
                 (b) Purchase Agreement, dated as of May 15, 1996, between the Registrant and the initial holder of shares of Lindner
                 Government Money Market Fund (previously filed as Exhibit
                 13(b) to Post-Effective Amendment No. 11 and incorporated herein by reference)
                 (c) Subscription Agreement, dated April 6, 1998, between the
                 Registrant and the initial holder of shares of Lindner High-
                 Yield Bond Fund (filed herewith)

         (14)    None
         (15) Distribution and Service Plan pursuant to Rule 12b-1 (previously filed as Exhibit 15 to Post-Effective Amendment No. 8 and incorporated herein by reference)
         (16)    None
         (17) Financial Data Schedules for each Series (EDGAR filing only)(filed herewith)
         (18) Lindner Investments Rule 18f-3 Dual-Class Plan (previously filed as Exhibit 18 to Post-Effective Amendment No. 8 and incorporated herein by reference)

Item 25.  Persons Controlled by or Under Common Control with Registrant.

         Not applicable.

Item 26.  Number of Holders of Securities.

         The following table sets forth information as to all record holders of Registrant's securities as of August 31, 1998:
                                                           Number of
Title of Class                                             Record Holders
--------------                                             --------------
Lindner Dividend Fund, shares of beneficial interest,
par value $0.01 per share--
         Investor Shares                                        50,260
         Institutional Shares                                       17
Lindner Growth Fund, shares of beneficial interest,
par value $0.01 per share--
         Investor Shares                                        33,908
         Institutional Shares                                       14
Lindner Utility Fund, shares of beneficial interest,
par value $0.01 per share--
         Investor Shares                                         2,026
         Institutional Shares                                        4
Lindner Bulwark Fund, shares of beneficial interest
par value $0.01 per share--
         Investor Shares                                         1,629
         Institutional Shares                                        3
Lindner/Ryback Small-Cap Fund, shares of beneficial
interest, par value $0.01 per share--
         Investor Shares                                         2,727
         Institutional Shares                                        7
Lindner International Fund, shares of beneficial
interest, par value $0.01 per share--
         Investor Shares                                           292
         Institutional Shares                                        4
Lindner High-Yield Bond Fund, shares of beneficial
interest, par value $0.01 per share--
         Investor Shares                                           204
         Institutional Shares                                        3

Lindner Government Money Market Fund, shares of
beneficial interest, par value $0.01 per share--
         Investor Shares                                         1,570

Item 27.  Indemnification.

         The Declaration of Trust and Bylaws of the Registrant contain provisions covering indemnification of the officers and trustees. The following are summaries of the applicable provisions.

         The Registrant's Declaration of Trust provides that every person who is or has been a trustee, officer, employee or agent of the Registrant and every person who serves at the trustees request as director, officer, employee or agent of another enterprise will be indemnified by the Registrant to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a trustee, officer, employee or agent of the Registrant or of another enterprise at the request of the Registrant and against amounts paid or incurred by him in the compromise or settlement hereof.

         No indemnification will be provided to a trustee or officer: (i) against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"); (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct; (iii) in the absence of a final adjudication on the merits that such trustee or officer did not engage in disabling conduct, unless a reasonable determination based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by vote of a majority of a quorum of the trustees who are neither interested persons nor parties to the proceedings, or by independent legal counsel, in a written opinion.

         The rights of indemnification may be insured against by policies maintained by the Registrant, will be severable, will not affect any other rights to which any trustee, officer, employee or agent may now or hereafter be entitled, will continue as to a person who has ceased to be such trustee, officer, employee, or agent and will inure to the benefit of the heirs, executors and administrators of such a persons; provided, however, that no person may satisfy any right of indemnity or reimbursement except out of the property of the Registrant, and no other person will be personally liable to provide indemnity or reimbursement (except an insurer or surety or person otherwise bound by contract).

         Article XIV of the Registrants Bylaws provides that the Registrant will indemnify each trustee and officer to the full extent permitted by applicable federal, state and local statutes, rules and regulations and the Declaration of Trust, as amended from time to time. With respect to a proceeding against a trustee or officer brought by or on behalf of the Registrant to obtain a judgment or decree in its favor, the Registrant will provide the officer or trustee with the same indemnification, after the same determination, as it is required to provide with respect to a proceeding not brought by or on behalf of the Registrant.

         This indemnification will be provided with respect to an action, suit proceeding arising from an act or omission or alleged act or omission, whether occurring before or after the adoption of Article XIV of the Registrant's Bylaws.

Item 28.  Business and Other Connections with Investment Advisor.

         Information concerning the business, profession, vocation, or employment of a substantial nature during the past two fiscal years of each officer and director of the Adviser that also serves as an officer and/or director of the Registrant (i.e., Messrs. Eric E. Ryback, Robert A. Lange, Brian L. Blomquist, and Doug T. Valassis) is set forth in Part B of this Registration Statement under the heading "Management of the Trust", and is incorporated herein by reference. The following chart summarizes the business, profession, vocation, or employment of a substantial nature in which each other officer and director of the Adviser is or has been engaged at any time during the past two fiscal years:

                         Position        Business, Profession,
Name                     with Adviser    Vocation, or Employment
----                     ------------    -----------------------
D. Craig Valassis        Director        Executive Vice President of
                                         Franklin Enterprises, Inc., a
                                         private investment firm located at
                                         520 Lake Cook Road, Suite 380,
                                         Lake Forest, Illinois 60045.

Robert Miller           Director         Vice President and Controller of
                                         Franklin Enterprises, Inc.

Item 29.  Principal Underwriters.

         Not applicable.

Item 30.  Location of Accounts and Records.

         All accounts and records required to be maintained by the Registrant are maintained by the transfer agent, Ryback Management Corporation, 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105.

Item 31.  Management Services.

         There are no management-related service contracts not discussed in Part A or Part B of this Registration Statement.

Item 32.  Undertakings.

         Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders, upon request and without charge.

         Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees if requested to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant will stand ready to assist shareholder communications in connection with any meeting of shareholders as prescribed in Section 16(c) of the Investment Company Act of 1940.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b)(1)(iii) under the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clayton, and State of Missouri, on the 24th day of September, 1998.

LINDNER INVESTMENTS

By:  /S/ ERIC E. RYBACK
     Eric E. Ryback, President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated on September 24, 1998.


      **                Chairman and Trustee
Doug T. Valassis


/S/ ERIC E. RYBACK      President and Trustee (Principal Executive Officer)
Eric E. Ryback


/S/ BRIAN L. BLOMQUIST  Vice President- Operations, Secretary and Treasurer
Brian L. Blomquist      (Principal Financial and Accounting Officer)

      **                Trustee
Robert L. Byman

      **                Trustee
Terrence P. Fitzgerald

      **                Trustee
Marc P. Hartstein

      **                Trustee
Peter S. Horos

      **                Trustee
Donald J. Murphy

      **                Trustee
Dennis P. Nash

**Executed on behalf of the indicated person by the undersigned, pursuant to power of attorney previously filed and incorporated herein by reference.

By: /S/ ERIC E. RYBACK
    Eric E. Ryback, Attorney-in-fact

                                 EXHIBIT INDEX

Exhibit    Description
-------    -----------
4          Second Amended Certificate of Designation of Series and Classes
           of Shares
10         Opinion of Dykema Gossett PLLC, counsel for the Registrant, including consent
11         Consent of Deloitte & Touche LLP
13(c) Subscription Agreement, dated April 6, 1998, between the Registrant and the initial holder of shares of Lindner
           High-Yield Bond Fund
17         Financial Data Schedules for each Series (EDGAR filing only)